PROSPECTUS                                         Filed pursuant to Rule 497(c)
                                                           SEC File No. 33-67926

[LOGO] ADVANTAGE
       ADVISERS


                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                          Shares of Beneficial Interest

     Advantage Advisers Multi-Sector Fund I (the "Fund") is a closed-end non-diversified management investment company. The Fund's investment objective is to seek capital appreciation while managing risk through the use of a multi-strategy hedged equity investment program. There is no assurance that the Fund will achieve its investment objective and the Fund's investment practices involve substantial risk.

                                                  (continued on following page)

                               ----------------

     This prospectus concisely provides the information that a prospective investor should know about the Fund before investing, including information about the risks of investing in the Fund. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("Statement of Additional Information"), dated April 23, 2004, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available without charge, upon written or oral request, by contacting the Fund at 200 Park Avenue, 24th Floor, New York, NY 10166, (212) 667-4225. The Statement of Additional Information is incorporated by reference into this prospectus in its entirety. The table of contents of the Statement of Additional Information appears on page 38 of this prospectus. The Statement of Additional Information, material incorporated by reference and other information about the Fund, is also available on the SEC's website (http://www.sec.gov).

     THESE ARE SPECULATIVE SECURITIES. YOU SHOULD INVEST ONLY IF YOU CAN AFFORD A COMPLETE LOSS OF YOUR INVESTMENT. SEE "RISK FACTORS" BEGINNING ON PAGE 9.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                  Maximum
                     Price to Public (1)(2)    Sales Load (3)   Proceeds to Fund
                    ------------------------  ----------------  ----------------
  Per Share .......        $[27.24]              $[1.36]            $[25.88]

------------

(1) Shares are offered at a price equal to net asset value next determined after an order is accepted, plus a sales charge. On April 20, 2004, the net asset value of the shares was $25.88.

(2) The minimum initial investment in the Fund is $25,000; for existing shareholders, the minimum additional investment is $1,000 (in each case, including sales charges).

(3) A sales load of 5.00% will be charged for purchases of less than $100,000. A sales load of 4.04% will be charged for purchases of $100,000 or more, but less than $250,000. A sales load of 3.06% will be charged for purchases of $250,000 or more, but less than $500,000. A sales load of 2.06% will be charged for purchases of $500,000 or more, but less than $1 million. A sales load of 1.04% will be charged for purchases of $1 million or more. The Fund will cumulatively aggregate existing shareholders' additional purchases of shares together with earlier purchases of shares for determining reduced sales charges. Investors that purchase shares through a fee based account with their broker, dealer or other financial intermediary (commonly known as a "wrap fee" or similar account) will be eligible for a waiver of applicable sales charges.

     Oppenheimer & Co. Inc. ("Oppenheimer & Co.") acts as the principal distributor of the Fund's shares on a best efforts basis. Oppenheimer & Co. contracts with unaffiliated brokers, dealers or other financial intermediaries to act as selling agents for the Fund. The Fund reserves the right to withdraw, cancel or modify the offering and to reject any subscription for shares in whole or in part. The Fund pays an ongoing shareholder servicing fee to each broker, dealer or other financial intermediary whose customers own shares pursuant to an agreement for the provision of shareholder services at the annual rate of 0.25% of the average daily net asset value of the outstanding shares owned by customers of such broker, dealer or other financial intermediary. The Investment Adviser pays additional ongoing service compensation out of its own assets, not the assets of the Fund, to each broker, dealer or other financial intermediary whose customers own shares at the annual rate of 0.25% of the average daily net asset value of the outstanding shares owned by such customers. The Fund's shares are not listed or traded on any securities exchange or other securities market. In order to provide a limited degree of liquidity to shareholders, the Fund makes quarterly offers to repurchase 5%-25% of the outstanding shares at their net asset value (5% for each of the first three calendar quarters and 25% for the last calendar quarter of each year). Tendering shareholders may not have all of their tendered shares repurchased by the Fund. See "Repurchase Offers."

                               ----------------

Dated April 23, 2004

     The Fund pursues its investment objective by allocating its assets across various industry sectors. Advantage Advisers, L.L.C., a Delaware limited liability company, serves as investment adviser to the Fund (the "Investment Adviser"). The Investment Adviser allocates the Fund's assets available for investment among three separate investment accounts of the Fund (each, a "Separate Investment Account"), which in turn are managed by one or more separate portfolio managers (each portfolio manager or group of associated portfolio managers that manage a Separate Investment Account, a "Portfolio Manager"). Under normal market conditions, the assets of each Separate Investment Account are invested primarily in the equity securities of public companies in one of the following three sectors: banking/financial services, healthcare/biotechnology and technology. The Investment Adviser initially allocated one-third of the Fund's assets available for investment to each Separate Investment Account and reallocates the Fund's assets over the Separate Investment Accounts (one-third each) at the end of each calendar year.

     The Fund's shares are not and will not be listed or traded on any securities exchange or other securities market, and there is no assurance that any secondary market will develop for the Fund's shares. The Fund's shares are subject to transfer restrictions, including that the shares must be held in the investor's account with a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund and may only be transferred to persons who are Qualified Investors (as defined herein) and hold the shares with a broker, dealer or other financial intermediary that has entered into such an agreement. Investors may not be able to sell their shares. If an investor attempts to transfer shares to someone who is not a Qualified Investor or to an account with a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund, the transfer will not be permitted. See "Investor Qualifications and Transfer Restrictions."

     The Fund continuously offers and sells shares at net asset value plus a sales charge to investors who are Qualified Investors. Investors that purchase shares through a fee based account with their broker, dealer or other financial intermediary (commonly known as a "wrap fee" or similar account) will be eligible for a waiver of applicable sales charges. In addition, investors who purchase shares through a broker, dealer or other financial intermediary other than Oppenheimer & Co. may be charged a fee by such broker, dealer or other financial intermediary. See "The Offering."

     The Fund pays the Investment Adviser a management fee computed at the annual rate of 1.25% of the Fund's average daily net assets and incentive fees ("Incentive Fees") generally equal to 20% of each Separate Investment Account's net profit (which includes unrealized gains), subject to reduction for prior period losses of that Separate Investment Account that have not previously been offset against net profits. Investors should be aware that Incentive Fees are calculated and paid based on the separate investment performance of each Separate Investment Account and not on the investment performance of the Fund as a whole, which may result in the Fund paying a performance fee even if its overall return is negative. The Incentive Fee structure presents risks that are not present in investment funds without incentive fees. See "Risk Factors -- Incentive Fees." The overall fee rates applicable to the Fund are similar to those of private investment funds, including hedged-equity funds, but significantly higher than those of most other registered investment companies. See "Fees and Expenses -- Management Fee" and "-- Incentive Fees."

     Shares are offered only to investors (if a natural person, together with assets held jointly with spouse) who have a net worth of more than $1.5 million. The minimum initial investment is $25,000; for existing shareholders the minimum additional investment is $1,000 (in each case, including sales charges).

                               ----------------

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance History

     The bar chart and table below provides some indication of the risks and variability of investing in the Fund. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                      Quarterly Returns for the Year Ended
                                December 31, 2003

   [The following table was depicted as a bar chart in the printed material.]

quarter ended March 31, 2003            -0.71%

quarter ended June 30, 2003             10.42%

quarter ended September 30, 2003         5.58%

quarter ended December 31, 2003          4.76%

     During the period shown in the bar chart, the highest return for a quarter was 10.42% during the quarter ended June 30, 2003 and the lowest return for a quarter was -0.71% during the quarter ended March 31, 2003. The impact of taxes and sales load is not shown in the bar chart; if reflected, returns would be less than those shown.

     The table below shows how the Fund's average annual total returns compare to the S&P 500, a broad-based securities index, and a composite of appropriate securities indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.


                              AVERAGE TOTAL RETURNS
                           (through December 31, 2003)

                                                                         Life of Fund
                                                        1 Year      (Since March 27, 2002)
                                                     -----------   -----------------------
   Return Before Taxes ...........................       21.26%              7.88%
   Return After Taxes on Distributions ...........       19.43%              6.95%
   Return After Taxes on Distributions and Sale of
    Fund Shares ..................................       13.82%              6.19%
                                                         -----              -----
   S&P Sector Composite* .........................       31.09%              2.37%
   S&P 500** .....................................       28.69%             -0.57%

   (reflects no deduction for fees, expenses or taxes)

------------
* These data reflect the combined performance of a one-third-each allocation, as of the appropriate date, to the S&P 500 Health Care Index, the S&P 500 Financials Index and the S&P 500 Information Technology Index (collectively, the "Sector Indices"). Sector Indices are unmanaged and are presented for comparison purposes only. The Fund does not limit its investment to securities comprising the Sector Indices. An investor cannot invest directly in any Sector Index. These data reflect the reinvestment of dividends. Performance of the Fund will differ from that of the Sector Indices. The S&P 500 Health Care Index is a capitalization-weighed index that encompasses two main industry groups. First, companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. Second, companies primarily involved in the research, development, production, and marketing of pharmaceuticals and biotechnology products. The S&P 500 Financials Index is a capitalization-weighted index of the stocks of all companies in the Standard & Poor's Index of 500 Stocks that are involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs. The S&P 500 Information Index is a capitalization-weighted index of all stocks designed to measure performance of the technology sector of the Standard & Poor's 500 Index. The index was developed commencing with the period 1941-1943.
** The Standard & Poor's Composite Index of 500 stocks is a well-known, broad based stock market index which is generally representative of the U.S. stock market as a whole. The index is unmanaged and is presented for comparison purposes only. One cannot invest directly in an index. The data reflects reinvestment of dividends. The Fund does not restrict its selection of securities to those comprising the index.

                                    FEE TABLE


   Shareholder Transaction Expenses
     Sales load (as a percentage of offering price)(1)(2) ................       5.00%
   Annual Expenses (as a percentage of net assets attributable to shares)
     Management fee ......................................................       1.25%
     Shareholder servicing fee ...........................................       0.25%
     Incentive fee(3) ....................................................       2.64%
     Other expenses(4) ...................................................       1.29%
       Total annual expenses .............................................       5.43%

------------


     (1) The sales load is subject to reduction for certain purchases of $100,000 or more as set forth in the following table:

                           Amount of                               Per share
                       Shares Purchased                            Sales Load
                       ----------------                            ----------
           $25,000 or more but less than $100,000 ............       5.00%
           $100,000 or more but less than $250,000 ...........       4.04%
           $250,000 or more but less than $500,000 ...........       3.06%
           $500,000 or more but less than $1 million .........       2.06%
           $1 million or more ................................       1.04%

     Existing shareholders' additional purchases of shares will be cumulatively aggregated together with earlier purchases of shares for determining reduced sales charges.

     (2) Investors that purchase shares through a fee based account with their broker, dealer or other financial intermediary (commonly known as "wrap fee" or similar account) are eligible for a waiver of applicable sales charges.

     (3) Based on year ended September 30, 2003. Incentive fees generally equal the sum of 20% of each Separate Investment Account's respective net profit (which includes unrealized gains) for the fiscal period. An incentive fee is calculated with respect to each Separate Investment Account; thus, the incentive fee for any fiscal period may exceed 20% of the Fund's net profit or be payable even if the Fund experiences a net loss.

     (4) "Other expenses" include, among other things, administration fees, legal fees, the independent auditor's fees, ongoing offering costs (which includes printing costs and certain legal and independent auditor fees relating to the offering of shares), and fees payable to the members of the Board of Trustees that are not "interested persons" of the Fund (as defined in the 1940
Act) and are based on estimated amounts for the current fiscal year.

     The purpose of the above Fee table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Incentive Fee and "Other expenses" shown above are based on net assets of the Fund of $122.7 million (as of September 30, 2003).

Example                                              1 Year     3 Years     5 Years     10 Years
-------------------------------------------------   --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000
 investment, assuming a 5% annual return:             $106       $217        $325        $583

     The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown in the example. For a more complete description of the various costs and expenses, see "Fees and Expenses." Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The Fund's initial organizational and offering expenses are reflected in the example.

     The example includes the payment of offering expenses and Incentive Fees and assumes that the annual return of each Separate Investment Account is 5%. Incentive Fees are calculated separately for each Separate Investment Account based on its net profit, which is equal to the net realized and unrealized gains or losses and net investment income or loss of the Separate Investment Account for the fiscal period, subject to reduction for prior realized and unrealized losses of the Separate Investment Account that have not previously been offset against its net profits. As a result, the dollar amounts in the example could be significantly higher if the Fund's actual rate of return exceeds 5% or if the Fund's return is earned disproportionately across the various Separate Investment Accounts.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY ...............................................     1
RISK FACTORS .....................................................     9
THE FUND .........................................................    16
USE OF PROCEEDS ..................................................    17
INVESTMENT STRUCTURE .............................................    17
INVESTMENT PROGRAM ...............................................    17
MANAGEMENT OF THE FUND ...........................................    22
POTENTIAL CONFLICTS OF INTEREST ..................................    24
DESCRIPTION OF SHARES ............................................    25
FEES AND EXPENSES ................................................    28
THE OFFERING .....................................................    29
REPURCHASE OFFERS ................................................    30
CALCULATION OF NET ASSET VALUE ...................................    33
INVESTOR QUALIFICATIONS AND TRANSFER RESTRICTIONS ................    35
DISTRIBUTION POLICY ..............................................    35
GENERAL INFORMATION ..............................................    37
PRIVACY NOTIFICATION POLICY ......................................    37
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION .........    38
APPENDIX A -- FORM OF INVESTOR CERTIFICATION .....................    A-1
APPENDIX B -- COMPOSITE PERFORMANCE RECORD OF KBW ASSET
              MANAGEMENT ACCOUNTS ................................    B-1
APPENDIX C -- COMPOSITE PERFORMANCE RECORD OF KILKENNY
              CAPITAL ACCOUNTS ...................................    C-1
APPENDIX D -- COMPOSITE PERFORMANCE RECORD OF ALKEON
              CAPITAL TECHNOLOGY SECTOR ACCOUNTS .................    D-1

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus.

The Fund....................   Advantage Advisers Multi-Sector Fund I (the
                               "Fund") is registered under the Investment
                               Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Fund commenced operations on March 27, 2002.

                               The Fund is a specialized investment vehicle that is similar in certain respects to an unregistered private investment partnership as (i) the Fund's portfolio investments are more actively managed than most other investment companies; (ii) shares of the Fund are sold in comparatively large minimum denominations to high net worth individuals and institutional investors; (iii) investors are subject to both asset-based and performance-based fees in connection with the Fund's activities; and (iv) shares of the Fund are not freely transferable and should be considered illiquid.

Investment Program..........   The Fund's investment objective is to seek
                               capital appreciation while managing risk through the use of a multi-strategy hedged equity investment program. The term "hedged equity," when used in this context, means the use by a Portfolio Manager (as defined below) of a combination of securities positions held "long" as well as a variety of other investment techniques and instruments, including but not limited to short sales, put and call options on securities and securities indices, swaps, swaptions, forward contracts and leverage, in an effort to enhance the potential for capital appreciation while attempting to preserve capital in, and profit from, adverse or volatile market conditions. The Fund pursues this objective by investing primarily in securities of issuers in three sectors, banking/financial services, healthcare/biotechnology and technology. Until otherwise determined by the Fund's Board of Trustees (the "Board" and each member, a "Trustee"), the Fund pursues its investment program by allocating its assets among three separate investment accounts (each, a "Separate
                               Investment Account"). See "Investment Structure."
                               The Fund's investment adviser ("Investment
                               Adviser") is Advantage Advisers, L.L.C., a
                               Delaware limited liability company. The
                               Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The
                               Investment Adviser oversees the activities and performance of the Sub-Investment Advisers (as defined below) pursuant to an investment advisory agreement ("Investment Advisory Agreement") with the Fund. Each Separate Investment Account is managed by one or more investment professionals
                               (each such person or group of associated persons, a "Portfolio Manager") associated with various investment management firms (each, a
                               "Sub-Investment Adviser") that are non-managing members of the

                               Investment Adviser. Sub-Investment Advisers have been selected based on their experience and expertise in particular sectors and investment strategies.

                               The current Sub-Investment Advisers are:

                               o KBW Asset Management, Inc., an affiliate of
                                 Keefe, Bruyette & Woods, Inc., which is
                                 responsible for managing the banking/financial services Separate Investment Account.

                               o Kilkenny Capital Management, L.L.C., which is
                                 responsible for managing the
                                 healthcare/biotechnology Separate Investment
                                 Account.

                               o Alkeon Capital Management, LLC, which is
                                 responsible for managing the technology
                                 Separate Investment Account.

                               Sub-Investment Advisers, in managing the assets of the Separate Investment Accounts, employ investment strategies that are substantially similar to those they use in managing the assets of accounts of such firms' clients. Additional information about the Sub-Investment Advisers may be found under the heading "Management of the Fund -- Sub-Investment Advisers." Certain historical performance information regarding other accounts managed by the Sub-Investment Advisers is set forth in Appendices B-D. The Investment Adviser considers the Sub-Investment Advisers to be specialists in the sector in which they invest. The Sub-Investment Advisers have each, in the judgment of the Investment Adviser, shown the ability to achieve superior results within their respective sectors and using their respective investment strategies. The Investment Adviser believes that the blending of investment strategies across sectors can be used to achieve more consistent returns with a reduction of risk and volatility.

                               The Investment Adviser initially allocated one-third of the Fund's assets available for investment to each Separate Investment Account. The portion of the Fund's total assets represented by a particular Separate Investment Account has changed, and will change, over time as a result of the Fund's investment operations. The Investment Adviser rebalances (to one-third each) the Separate Investment Accounts on each December 31. Capital flows into and out of the Fund occurring during a calendar year will be credited or debited, as the case may be, one-third to each Separate Investment Account. See "Investment Program."

                               The Investment Adviser oversees the activities and performance of the Sub-Investment Advisers. The Investment Adviser with the approval of the Board may remove Sub-Investment Advisers. The Investment Adviser may appoint additional Sub-Investment Advisers with (i) the approval of the Board and (ii) either (a) the approval of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act, or (b) pursuant to an exemptive order from the Securities and Exchange Commission allowing the Investment Adviser to appoint new Sub-Investment Advisers or materially amend an existing Sub-Investment Advisory Agreement without the approval of shareholders.

                               In providing services to the Fund, the Investment Adviser relies on personnel of Oppenheimer Asset Management Inc. ("Oppenheimer Asset Management") to select Sub-Investment Advisers and to supervise the Sub-Investment Advisers. Such personnel evaluate Sub-Investment Advisers based on their experience and expertise in a particular investment strategy.

                               In managing Separate Investment Accounts,
                               Sub-Investment Advisers may utilize the
                               proprietary investment research of other investment firms and/or fundamental analysis of company financial data in seeking to identify attractive investment opportunities for the Fund. The research process may involve company visits, use of valuation models, review and analysis of published research, and discussions with industry sources. No assurance can be given that the Fund will achieve its investment objective.

Management of the Fund......   The Board has overall responsibility for the
                               management and supervision of the operations of the Fund. Except for Lawrence Becker, the
                               Trustees currently serving on the Board have been elected by the initial shareholder of the Fund.
                               Any vacancy in the Board may be filled by the remaining Trustees, or, if required by the 1940
                               Act, by a vote of a plurality of the votes cast at a meeting of shareholders. See "Description of Shares."

Fees Payable to the
Investment Adviser and
Sub-Investment Advisers.....   The Fund pays to the Investment Adviser a
                               management fee computed at the annual rate of 1.25% of the Fund's average daily net assets. The
                               Investment Adviser pays a fee to each
                               Sub-Investment Adviser for services provided by each Sub-Investment Adviser computed at the annual rate of 0.25% of the average daily net assets of each Sub-Investment Adviser's Separate
                               Investment Account.

                               The Investment Adviser is also entitled to Incentive Fees based on each Separate Investment Account's individual investment performance.

                               Incentive Fees payable to the Investment Adviser are an amount equal to 20% of each respective Separate Investment Account's net profit for a fiscal period (which includes unrealized gains), subject to reduction for prior period losses of that Separate Investment Account that have not previously been offset against its net profits. Incentive Fees, if any, will be paid to the Investment Adviser promptly after the end of each fiscal period. For purposes of determining Incentive Fees, "fiscal period" is normally the fiscal year, except that, whenever the assets of a Separate Investment Account are reduced as a result of net share repurchases, the period of time from the last fiscal period end through that date constitutes a fiscal period. In such event, only that portion of the accrued Incentive Fee that is attributable to the net profits of the portion of the Separate Investment Account's assets withdrawn by the Fund to fund repurchase requests will be paid to the Investment Adviser for such fiscal period.

                               Each Sub-Investment Adviser, as a non-managing member of the Investment Adviser, is also entitled to share in the profits of the Investment Adviser.

                               The Fund's Incentive Fee structure presents certain risks that are not present in investment funds without incentive fees or in investment funds where the incentive fee is determined on the overall performance of the fund. The fee rates applicable to the Fund are similar to those of other private investment funds, including hedged-equity funds, but significantly higher than those of most other registered investment companies. In addition, the Investment Adviser will be paid an Incentive Fee for a fiscal period if one or more Separate Investment Accounts has positive investment performance even if the Fund's overall performance is negative. See "Risk Factors -- Incentive Fees" and "Fees and Expenses -- Incentive Fees."

Other Fees and Expenses.....   The Fund pays compensation to brokers, dealers
                               or other financial intermediaries that hold shares for their customers at the annual rate of 0.25% of the average daily net asset value of outstanding shares owned by such customers. The
                               Fund pays PFPC, Inc. (or its affiliates) a fee for certain transfer agency, administration, custodial, accounting and investor services provided to the Fund that is not anticipated to exceed 0.80% (annualized) of the Fund's net assets. The Fund bears all other expenses incurred in its business and operations, other than those specifically required to be borne by the Investment Adviser.

Offering of Shares..........   Shares are offered at a price equal to the
                               closing net asset value per share on the day an order is accepted, plus a sales charge. The Fund continuously offers shares through Oppenheimer &
                               Co. as principal distributor. The minimum initial investment in the Fund is $25,000; for existing shareholders, the minimum additional investment is $1,000 (in each case, including sales charges). Investors are subject to a sales charge as set forth on the cover page to this prospectus, subject to reduction or waiver.
                               Oppeheimer & Co. has contracted with unaffiliated broker-dealers to act as selling agents for the continuous offering. See "Offering of Shares."
                               Investors that purchase shares through such selling agents may be charged a fee by such selling agents.

Distribution Policy.........   Substantially all of any taxable net capital
                               gain realized on investments will be paid to shareholders at least annually. Under the Fund's automatic reinvestment plan, dividends will be reinvested in additional shares of the Fund unless a shareholder "opts out" (i.e., elects not to participate). Shares will be issued under the plan at their net asset value on the ex-dividend date. There is no sales charge or other charge for reinvestment.

                               The Fund reserves the right to suspend or limit the automatic reinvestment plan at any time. See "Distribution Policy -- Automatic Reinvestment Plan."

Investor Qualifications.....   Shares are offered only to investors (if a
                               natural person, together with assets held jointly with spouse) who have a net worth of more than $1.5 million ("Qualified Investors"). Shares may be held only through Oppenheimer & Co. or a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund.
                               Each selling agent is required to enter into such an agreement. A prospective investor or such prospective investor's broker, dealer or other financial intermediary is required to certify before an investment in the Fund may be made that the investor is a Qualified Investor and that the investor will not transfer shares except to a person who is a Qualified Investor and who will hold the shares through Oppenheimer & Co. or a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund. (A form of certification is attached to this prospectus as Appendix A.) Any attempt to transfer shares to someone who is not a Qualified
                               Investor or to an account other than with Oppenheimer & Co. or a broker, dealer or other financial intermediary that has not entered into such an agreement for the provision of shareholder services will not be permitted and will be void. In addition, the Fund may (but is not obligated to) repurchase any such improperly transferred shares. See "Investor Qualifications and Transfer Restrictions."

Investor Suitability........   An investment in the Fund involves a
                               considerable amount of risk. Because it is possible that an investor may lose some or all of the investment, an investor should not invest in the Fund unless the investor can afford a total loss. Prior to making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor's investment objectives and personal situation, (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs, and (iii) consult the investor's broker, dealer or other financial intermediary to determine whether the investor's risk profile is suitable for this investment.

Special Investment
 Techniques..................  The Fund is authorized to use derivative instruments such as short sales, put and call options on securities and securities indices, swaps, swaptions and forward contracts to hedge portfolio risks, for cash management purposes or for non-hedging purposes, and uses leverage in pursuit of its investment objective. Derivatives employed may relate to a specific security or to the Fund's or any Separate Investment Account's portfolio as a whole. These activities involve additional risk. See "Risk Factors."

Closed-End Structure........   The Fund is a closed-end management investment
                               company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than the Fund, including that a mutual fund may not invest more than 15% of its assets in illiquid securities.

Limited Liquidity/Transfer
Restrictions................   Shares of the Fund are not and will not be
                               listed or traded on any securities exchange or other securities market, and there is no assurance that any secondary market will develop for the Fund's shares. Shares may be held only through Oppenheimer & Co. or a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund. You will not be able to redeem your shares on a daily basis because the Fund is a closed-end fund. In addition, the Fund's shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors and who hold their shares through brokers, dealers or other financial intermediaries that have entered agreements for the provision of shareholder services to the Fund. Brokers, dealers, other financial intermediaries or the Fund may require substantial documentation in connection with a requested transfer of shares, and you should not expect that you will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

Quarterly Repurchase
 Offers......................  In order to provide a limited degree of liquidity to shareholders, the Fund conducts quarterly repurchase offers for shares at their net asset value. Quarterly repurchase offers normally occur at the end of each calendar quarter. Currently, the Fund intends to continue to offer to repurchase 5% of its outstanding shares on or prior to the end of each of the first three calendar quarters of each year and 25% of its outstanding shares on or prior to each calendar year end. If the number of shares tendered for repurchase exceeds the number the Fund intends to repurchase, the Fund will repurchase shares on a pro-rata basis and tendering shareholders will not have all of their tendered shares repurchased by the Fund. See "Repurchase Offers."

Risk Factors................   An investment in the Fund involves a high
                               degree of risk. These include the risks of:

                               o loss of capital

                               o investing in a fund that has only a limited
                                 operating history

                               o investing in a fund whose investment adviser
                                 is recently organized

                               o investing in a fund with substantial assets
                                 invested in companies dependent on new
                                 technologies and scientific developments

                               o investing in a fund with substantial assets
                                 invested in banking/financial services
                                 companies

                               o investing in a fund with substantial assets
                                 invested in healthcare/biotechnology companies

                               o investing in a fund that is non-diversified

                               o investing in illiquid securities of an
                                 unlisted closed-end fund

                               o investing in a fund with a portfolio turnover
                                 rate significantly higher than most other registered investment companies

                               o investing in a fund that may sell securities
                                 short

                               o investing in a fund that may use leverage

                               o investing in a fund that may use derivatives
                                 for hedging and non-hedging purposes

                               o investing in a fund that has the potential for
                                 conflicts of interest between the Fund and the Investment Adviser and its affiliates

                               o investing in a fund with significantly higher
                                 fees than most other registered investment companies

                               o investing in a fund that may pay incentive
                                 fees

                               Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. See "Risk Factors."

                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

     The financial highlights for the year ended September 30, 2003 and for the period from March 27, 2002 through September 30, 2002 have been audited by Ernst & Young LLP, independent auditors, whose report thereon, along with the financial statements, is included in the Statement of Additional Information.

                                                                                    For the Period
                                                         For the year ended     March 27, 2002 through
                                                         September 30, 2003       September 30, 2002
Per Share Operating Performance:                        --------------------   -----------------------
a. Net asset value, beginning of period .............         $  21.99                $ 23.75
                                                              --------                -------
   1. Net investment income ..........................           (1.17)                  (.34)

   2. Net gains or losses on securities
   (both realized and unrealized) ....................            5.10                  (1.42)
                                                              --------                -------
b. Total from investment operations .................             3.93                  (1.76)

c. Less distributions to shareholders ...............               --                     --

   1. Dividends (from net investment income) .........              --                     --

   2. Distributions (from capital gains) .............              --                     --

   3. Returns of Capital .............................              --                     --

d. Total distributions ..............................               --                     --
                                                              --------                -------
e. Net asset value, end of period ...................         $  25.92                $ 21.99(1)
                                                              --------                -------

f. Total investment return ..........................            17.87%                 (7.41)%

Ratios/Supplemental Data(2)

g. Net assets, end of period
  (in thousands) ....................................         $122,749                $92,793

h. Ratio of expenses to average net assets ..........             5.99%                  4.21%

i. Ratio of net loss to average net assets ..........            (4.95)%                (2.95)%

j. Portfolio turnover rate ..........................              258%                   174%(3)

k. Average commission rate paid(4) ..................               --                $0.0552

------------
(1) Immediately after the closing of the Fund's initial public offering on March 27, 2002, the Fund's net asset value per share was $23.75.
(2) The first reporting period of the Fund is less than one full fiscal year, thus, all ratios have been annualized.
(3) Not annualized.
(4) Not audited.

                                  RISK FACTORS

     The Fund is a speculative investment and an investment in the Fund entails substantial risks. There can be no assurance that the Fund's investment objective will be achieved. In particular, the Fund's use of leverage, active trading, short selling and derivatives transactions, and its limited diversification can, in certain circumstances, result in significant losses to shareholders.

General

     All securities investments risk the loss of capital. Investors may experience a significant decline in the value of their investment. The Fund should be considered a speculative investment. Investors should invest only if they can sustain a complete loss of their investment. To the extent that the Fund makes substantial investments in securities of a single issuer or issuers in a single industry sector, the risk of any investment decision is increased.

Stock Prices Fluctuate

     Apart from the specific risks identified below, the Fund's investments may be negatively affected by the broad investment environment in the securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. Investors may experience a significant decline in the value of their investment and could lose money. The Fund should be considered a speculative investment, and investors should invest in the Fund only if they can sustain a complete loss of their investment.

Investment in Healthcare/Biotechnology Companies

     Under normal market conditions, the Fund invests a substantial portion of its assets in the securities of healthcare/biotechnology companies. The Fund's net asset value may be susceptible to factors affecting such industry and related industries and to greater risk and market fluctuation than the net asset value of a fund that invests in a broader range of portfolio securities. Investments in healthcare/ biotechnology companies' securities face specific risks, which include:

     o intensive government regulation, making these companies susceptible to changes in government policy and failures to secure, or unanticipated delays in securing, regulatory approvals;

     o    strict regulatory approval requirements for new products and drugs;

     o intensive competition, including products that may quickly become obsolete;

     o scarcity of management, technical, scientific, research and marketing personnel with appropriate training;

     o intellectual property considerations, including the possibility of lawsuits related to patents and intellectual property;

     o changing investor sentiments and preferences with regard to healthcare/biotechnology sector investments (which are generally perceived as risky);

     o many such companies tend to be smaller companies with limited product lines and financial and managerial resources; less predictable returns, less publicly available information and little or no research by the investment community;

     o reduced liquidity and a limited number of exchange listings or dealers willing to make a market;

     o increased share price volatility because, in periods of investor uncertainty, investor sentiment may favor large, well-known companies over smaller, lesser-known companies; and

     o    reliance, in many cases, on one or two key individuals for management.

Investment in Banking/Financial Services Companies

     Under normal market conditions, the Fund invests a substantial portion of its assets in the securities of companies engaged in the banking/financial services sector. The Fund's net asset value may be susceptible to factors affecting such sector and related sectors and to greater risk and market fluctuation than the net asset value of a fund that invests in a broader range of portfolio securities. Banking/financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a banking/financial services company can make, and the interest rates and fees it can charge. These limitations may have a significant impact on the profitability of a banking/financial services company since profitability is attributable, at least in part, to the company's ability to make financial commitments such as loans. Profitability of a banking/ financial services company is largely dependent on the availability and cost of the company's funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial service companies. In addition, many factors affecting companies in such industries are generally beyond such companies' control such as the performance of the U.S. and foreign economies and stock markets and interest rates. Inflation, national and world politics, fiscal policy and current events, will each have a significant effect on such companies' securities performance. The 1940 Act restricts the Fund from acquiring the securities of any company that derives more than 15% of its gross revenues from securities related activities, such as a broker, dealer, underwriter or a federally registered investment adviser (a "securities related issuer") subject to exception. Under Rule 12d3-1 under the 1940 Act, however, the Fund may generally purchase up to 5% of any class of equity securities of a securities related issuer or up to 10% of the debt securities of a securities related issuer so long as, in each case, no more than 5% of the Fund's total assets are invested in the securities related issuer. Rule 12d3-1 may operate to limit the size of the banking/financial services Portfolio Managers' investment position with respect to one or more securities related issuers.

     Banking/financial services companies that are insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines may also be influenced by specific matters, including life insurance as the result of the rapid increase in the number of SARS cases occurring worldwide. Property and casualty insurer profits may be affected by certain weather catastrophes, terrorist activities and other disasters. Life and health insurer profits may be affected by mortality risks and mortality rates. Individual insurance companies may be subject to material risks including inadequate reserve funds to pay claims and the inability to collect from the insurance companies that insure insurance companies, so-called reinsurance carriers. The 1940 Act restricts the Fund from acquiring any security issued by an insurance company if the Fund owns, or will own as a result of the acquisition, more than 10% of the total outstanding voting stock of the insurance company. The 1940 Act may operate to limit the size of banking/financial services Portfolio Managers' investment position with respect to one or more insurance companies.

Investment in Technology Companies

     Under normal market conditions, the Fund invests a substantial portion of its assets in the equity securities of companies that rely significantly on technological events or advances in their product development, production or operations. The value of the Fund's shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Investments in technology companies' securities face specific risks, which include:

     o    many technology companies will have limited operating histories;

     o rapidly changing technologies and products that may quickly become obsolete;

     o exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure regulatory approvals;

     o cyclical patterns in information technology spending which may result in inventory write-offs;

     o scarcity of management, engineering and marketing personnel with appropriate technological training;

     o isolated setbacks as such companies tend to be smaller companies with limited product lines and limited financial resources;

     o    reliance, in many cases, on one or two key individuals for management;

     o the possibility of lawsuits related to technological patents and intellectual property; and

     o changing investor sentiments and preferences with regard to technology sector investments (which are generally perceived as risky).

Investments in Foreign Securities

     The Fund may invest in the securities of foreign issuers. Investments in foreign securities face specific risks, which include: unfavorable changes in currency rates, exchange control regulations and the repatriation of capital; restrictions on, and costs associated with, the exchange of currencies; different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements; increased market risk due to regional economic and political instability; securities markets which are less developed than in the U.S. and subject to a lesser degree of supervision and regulation; foreign withholding taxes; and increased potential for corrupt business practices in certain foreign countries.

Leverage; Borrowing

     The Fund borrows money for investment purposes and may borrow to meet repurchase requests. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

     If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. The Fund may elect to sell its more liquid assets first to repay borrowings, thus increasing its concentration in less liquid securities.

     The 1940 Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%. This could prevent the Fund from borrowing to fund the repurchase of shares. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the 1940 Act or the Fund's borrowing arrangements.

     The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Fund. Payments of interest and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise would have available. The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

     To obtain "leveraged" market exposure in certain investments and in an effort to increase the overall return to the Fund of various investments, the Fund may purchase options and other instruments that do not constitute "indebtedness" for purposes of the "asset coverage" requirement. These instruments nevertheless may involve significant economic leverage and therefore involve the risks of loss described herein. In some cases, the leverage may be significant with an associated significant risk of loss.

Use of Derivatives

     The Fund is authorized to use derivative instruments to seek to hedge portfolio risk, for cash management purposes and for non-hedging purposes in pursuit of its investment objective of capital appreciation. Investing in derivative investments involves numerous risks. For example:

     o the underlying investment or security might not perform in the manner that the Investment Adviser expects it to perform, which could make an effort to hedge unsuccessful;

     o the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument;

     o certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid; and

     o derivatives may change rapidly in value because of their inherent leverage.

     All of this can mean that the Fund's net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions. Additional information regarding certain specific characteristics of certain derivative instruments that the Fund may utilize is set forth in the Statement of Additional Information under "Additional Investment Policies."

Short Selling

     Short selling is a speculative investment technique that the Portfolio Managers may use with respect to a Separate Investment Account. It involves the selling of securities that the Fund does not own coupled with the obligation to return such securities at a future date and involves the following additional risks:

     o while the potential gain on a short sale is limited, the loss is theoretically unlimited;

     o it can increase the effect of adverse price movements on the Fund's portfolio;

     o the Fund may not be able to close out a short position at any particular time or at the desired price;

     o the Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Fund, thus increasing the price the Fund may have to pay for the security and causing the Fund to incur losses on the position;

     o if the market for smaller capitalization or foreign companies becomes illiquid, the Fund may be unable to obtain securities to cover short positions; and

     o    certain foreign markets may limit the Fund's ability to short stocks.

     The Fund will maintain in a segregated account cash or liquid securities having a value at least equal to the value of the short position, marked to market daily. Segregation of assets or covering short positions with offsetting portfolio securities may limit the Fund's ability to otherwise invest those assets or dispose of those securities.

Restricted and Illiquid Investments

     Although each Portfolio Manager invests primarily in publicly traded securities, the Fund may invest up to 15% of the value of its total assets (measured at the time of investment) in investments that are illiquid. These investments may include restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended

(the "1933 Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Restricted securities and illiquid investments involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. In addition, where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the Fund's ability to sell such security under an effective registration statement. If, during such period, adverse market conditions were to develop, a less favorable price would be received by the Fund. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board.

Limited Diversification

     The Fund is a "non-diversified" investment company. Thus, there are relatively few limitations on the percentage of the Fund's assets are may be invested in the securities of any one issuer. To the extent that a relatively high percentage of the Fund's assets are invested in the securities of a limited number of issuers, some of which may be within the same industry, the Fund's investment portfolio will be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified investment company.

     As a non-fundamental policy, the Fund intends to invest no more than 15% of the value of its total assets (measured at the time of investment) in the securities of any one issuer. This non-fundamental policy may be changed at any time in the future by the Board. In addition, while seeking desirable investments, the Fund may temporarily exceed this limitation subject to other applicable policies and procedures.

Reliance on Portfolio Managers/Sub-Investment Advisers

     The Fund's ability to identify attractive investment opportunities is substantially dependent upon the Portfolio Managers. The Fund believes that its current Portfolio Managers have substantial experience in investments in their respective sectors. If one or more of them (or others retained by the Fund) were to cease managing the Fund's assets, the Investment Adviser may not be able to find qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. In addition, the loss of a Sub-Investment Adviser will cause the Fund's investment allocation to be unbalanced across each sector until another Sub-Investment Adviser can be appointed.

Incentive Fees

     The Investment Adviser has the right to receive Incentive Fees based on the independent investment performance of each Separate Investment Account. As non-managing members of the Investment Adviser, the Sub-Investment Advisers share in the profits of the Investment Adviser, which may give Portfolio Managers reason to select investments for the Fund that are riskier or more speculative than they would select if the Investment Adviser were paid only an asset-based management fee. In addition, the Investment Adviser may receive Incentive Fees for a fiscal period even if the Fund's overall investment performance for that fiscal period is negative provided that one or more Separate Investment Accounts has positive investment performance and has recovered any cumulative loss.

     For purposes of determining Incentive Fees, "fiscal period" is normally the fiscal year, except that, whenever the assets of a Separate Investment Account are reduced as a result of net share repurchases, the period of time from the last fiscal period end through that date constitutes a fiscal period. In addition, the Investment Advisory Agreement may require the Fund to calculate a fiscal period under certain additional circumstances. See "Investment Advisory and Other Services" in the Statement of Additional Information.

     Except as set forth below, the Fund does not accrue an Incentive Fee attributable to any Separate Investment Account unless that Separate Investment Account has fully recovered any cumulative losses from prior periods. However, the total amount of a Separate Investment Account's cumulative loss is shared equally by all outstanding shares of the Fund. Thus, if after a loss is incurred, there are net additional sales of shares (including shares issued as a result of the reinvestment of dividends), the per-share amount (but not the dollar amount) of cumulative loss attributable to a Separate Investment Account will be reduced. These factors may reduce the benefit of the cumulative loss to existing shareholders or to a shareholder that does not reinvest distributions, and may result in a shareholder indirectly bearing a higher percentage Incentive Fee than the shareholder otherwise would.

Repurchase Offers

     The Fund offers to purchase only a small portion of its shares each quarter, and there is no guarantee that investors will be able to sell all of their shares that they desire to sell in any particular repurchase offer. If repurchase requests for any period exceed the amount to be repurchased, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased.

     The Fund's repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. It may, therefore, force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

     Incentive Fees are accrued as a liability of the Fund each day and so reduce the net asset value of all shares. The repurchase price received by an investor whose shares are repurchased in a quarterly repurchase offer will therefore reflect an accrual for the Incentive Fee if any Separate Investment Account has experienced an increase in net assets due to investment operations from the beginning of the fiscal period through the date of repurchase. However, that Incentive Fee accrual may subsequently be reversed if the Separate Investment Account's performance declines. No adjustment to a repurchase price will be made after it has been fixed.

     In addition, if the total number of shares repurchased in a repurchase offer results in the Fund reducing the assets of each Separate Investment Account to fund repurchases (thus, resulting in the closing of a fiscal period), the Investment Adviser will receive an Incentive Fee payment if any Separate Investment Account has a cumulative net profit for that fiscal period (in proportion to the amount of assets so reduced from that Separate Investment Account). Thus, the Fund's repurchase policy may have the effect of causing the Investment Adviser to receive Incentive Fee payments in any fiscal year that it might not have otherwise earned. See "Repurchase Offers -- Consequences of Repurchase Offers."

Limited Operating History

     The Fund and the Investment Adviser were each formed in 2001 and have a limited operating history upon which investors can evaluate their respective performances. In addition, until recently, Oppenheimer & Co. had little experience in asset management. However, the asset management personnel of Oppenheimer Asset Management that perform services on behalf of the Fund and the Portfolio Managers have substantial experience in managing investment portfolios, including hedged equity portfolios. The Portfolio Managers manage investment funds and accounts that have investment programs that are substantially similar to the investment programs they will pursue for the Fund. See "Management of the Fund."

Liquidity Risks

     The Fund does not and will not list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares. Shares may be held only through Oppenheimer & Co. or a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund. Shareholders are unable to redeem shares on a daily basis because the Fund is a closed-end fund. In addition, the shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors and who hold their shares through brokers, dealers or other financial intermediaries that have entered into an agreement for the provision of shareholder services to the Fund. Brokers, dealers, other financial intermediaries or the Fund may require substantial documentation in connection with a requested transfer of shares, and shareholders should not expect that they will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Shares are not and will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund periodically offers to repurchase shares, a shareholder may not be able to liquidate its investment in the Fund within a time frame suitable to that shareholder. See "Repurchase Offers."

Active Management of Portfolio

     The Fund's investment program emphasizes active management of the Fund's portfolio. Consequently, the Fund's portfolio turnover and brokerage commission expenses are high. Although the Fund cannot accurately predict its portfolio turnover, the Investment Adviser expects that the Fund's portfolio turnover rate will significantly exceed that of other registered investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the shareholders as ordinary income.

Market Disruption and Geopolitical Risk

     The aftermath of the war with Iraq, the continuing occupation of Iraq and continuing terrorist attacks around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, inflation and other factors relating to the Shares.

Special Risks of Separate Investment Account Structure

     The Investment Adviser may receive Incentive Fees that are based, in part, on the investment performance of each Separate Investment Account irrespective of the performance of any other Separate Investment Account or the investment performance of the Fund as a whole. Thus, the Investment Adviser may receive Incentive Fees in any year (or fiscal period) in the event one or more of the Separate Investment Accounts has positive investment return even if the Fund's overall investment return is negative.

     The Investment Adviser's investment decisions are made by the Portfolio Managers of each Separate Investment Account. Such decisions are made independently of Portfolio Managers of the other Separate Investment Accounts. In certain circumstances, one Separate Investment Account may be acquiring shares of an issuer whose shares are being disposed of by another Separate Investment

Account (for example, the healthcare/biotechnology and technology Separate Investment Accounts). Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result. In addition, a loss resulting from the sale of a security by one Separate Investment Account may be disallowed for federal income tax purposes under the "wash sale" rule if the Fund purchases such security in another Separate Investment Account within a certain period of time after such sale.

Potential Conflicts of Interest

     The Investment Adviser, the Portfolio Managers and the Sub-Investment Advisers, or their respective affiliates, provide investment management and other services to various entities. Each of the foregoing may also carry on substantial investment activities for their own accounts and for other accounts (collectively, "Other Accounts"). The Fund has no interest in these activities. As a result of the foregoing, the Portfolio Managers and the Sub-Investment Advisers and their affiliates are engaged in substantial activities other than on behalf of the Investment Adviser and the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons devote only so much of their time to the management of the Fund's investments as in their judgment is necessary and appropriate.

     There may be circumstances under which the Investment Adviser, the Portfolio Managers or the Sub-Investment Advisers may cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Investment Adviser commits the Fund's assets. There also may be circumstances under which the Investment Adviser, the Portfolio Managers or the Sub-Investment Advisers may consider participation by their Other Accounts in investment opportunities in which the Investment Adviser or the Portfolio Manager does not intend to invest on behalf of the Fund, or vice versa. In addition, the Sub-Investment Advisers may receive research products and services in connection with the brokerage services that the Investment Adviser and its affiliates may provide from time to time to one or more Other Accounts or to the Fund. See "Potential Conflicts of Interest" and, in the Statement of Additional Information, "Additional Potential Conflicts of Interest" and "Brokerage."

     Oppenheimer & Co. or its affiliates may act as financial adviser or lender to the Fund's portfolio companies or to affiliates of the portfolio companies to the extent that it determines that such activities are consistent with applicable law. In providing advisory and financial services, Fahnestock & Co. or its affiliates may take actions, including without limitation restructuring, foreclosure, requiring additional collateral, charging significant fees and interest, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund.

                                    THE FUND

     Advantage Advisers Multi-Sector Fund I is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund was organized on August 14, 2001 in the State of Delaware. The Fund commenced operations on March 27, 2002 and has a limited operating history. As of the date of this prospectus, the Fund's principal office is located at 200 Park Avenue, 24th Floor, New York, New York 10166. Advantage Advisers, L.L.C. is responsible for the Fund's investment activities pursuant to an investment advisory agreement with the Fund (the "Investment Advisory Agreement"). Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as the Trustees of the Fund.
See "Management of the Fund -- Board of Trustees."

                                 USE OF PROCEEDS

     The Fund expects that any proceeds from the sale of shares, excluding the amount of any sales charge paid by investors and net of the Fund's ongoing fees and expenses, will be used to implement the Fund's investment program and objectives as soon as practicable, consistent with market conditions, after receipt of such proceeds by the Fund.

                              INVESTMENT STRUCTURE

     The Fund is a specialized investment vehicle that combines certain of the features of a private investment partnership with those of a closed-end investment company that is offered to the public. Private investment partnerships are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (typically between $250,000 and $1 million) through private placements to a limited number of high net worth individual and institutional investors. The general partners of these partnerships are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts whose shares are offered to the public under the 1933 Act, and that usually are managed more conservatively than most private investment partnerships, subject to relatively modest minimum investment requirements (often less than $2,000) and publicly offered to a broad range of investors. The investment advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

     The Fund is similar to a private investment partnership in that its investment portfolio may be more actively managed than most other investment companies and shares are sold in comparatively large minimum denominations ($25,000) solely to qualified high net worth individual and institutional investors, whose investment is subject to both asset-based and performance-based fees. However, the Fund, like other closed-end investment companies, has registered as an investment company under the 1940 Act and has registered its offering of shares under the 1933 Act in order to continuously offer its shares to the public. This permits a larger number of investors that have a higher tolerance for investment risk to participate in its hedged-equity investment program without making the more substantial minimum capital commitment that is required by most private investment partnerships.

     To facilitate the Fund's investment program under which various Sub-Investment Advisers are assigned responsibility for managing separate, designated portions of the Fund's assets, the Fund has established a Separate Investment Account for each Sub-Investment Adviser. The Fund currently has established three Separate Investment Accounts.

                               INVESTMENT PROGRAM

Investment Objective

     The Fund's investment objective is to seek capital appreciation while managing risk through the use of a multi-strategy hedged-equity investment program. The term "hedged equity," when used in this context, means the use by a Portfolio Manager of a combination of securities positions held "long" as well as a variety of other investment techniques and instruments, including but not limited to short selling, put and call options on securities and securities indices, swaps, swaptions, forward contracts and leverage, in an effort to enhance the potential for capital appreciation while attempting to preserve capital in, and profit from, adverse or volatile market conditions.

     No assurance can be given that the Fund will achieve its investment objective.

Investment Strategy

     The Investment Adviser oversees the activities and performance of the Sub-Investment Advisers pursuant to the Investment Advisory Agreement.
Advantage Advisers, Inc., a Delaware corporation wholly-owned by Oppenheimer Asset Management, is the managing member of the Investment Adviser and the Sub-Investment Advisers are non-managing members of the Investment Adviser. In providing services to the Fund, the Investment Adviser relies on personnel of Oppenheimer Asset Management to select Sub-Investment Advisers and to supervise the Sub-Investment Advisers. Such personnel evaluate Portfolio Managers based on their experience and expertise in a particular investment strategy.

     The Investment Adviser considers the Sub-Investment Advisers to be specialists in the sectors in which they invest. The Sub-Investment Advisers have each, in the judgment of the Investment Adviser, shown the ability to achieve superior results in their sectors and within their particular investment strategies. However, history shows that no one particular investment sector or strategy produces consistent or above average total return results, either on an absolute or relative basis, over all phases of a cycle in the equity market. Although a particular investment strategy may not achieve above average performance over any given period within a cycle, the Investment Adviser believes that the blending of investment strategies across sectors can be used to achieve more consistent returns with a reduction of risk and volatility.

     The Investment Adviser initially allocated one-third of the Fund's assets available for investment to each Separate Investment Account. The portion of the Fund's total assets represented by a particular Separate Investment Account will change over time as a result of the Fund's investment operations. The Investment Adviser rebalances the Separate Investment Accounts (to one-third each) at calendar year end. Capital inflows (through additional sales of shares and dividend reinvestments) and capital outflows (through share repurchases or dividends) occurring during the calendar year will be credited or debited, as the case may be, one-third to each Separate Investment Account.

     In managing the investments of the Fund, the Sub-Investment Advisers may utilize the proprietary investment research of other investment firms and/or fundamental analysis of company financial data in seeking to identify attractive investment opportunities. The research process may involve company visits, use of valuation models, review and analysis of published research, and discussions with industry sources. The research process may also involve direct contact with the management of the companies in which the Fund invests, augmented where necessary by contacts with competitors, suppliers or end users of relevant products. Certain Sub-Investment Advisers may use information provided by specialized research firms or regional brokerage companies in order to become more knowledgeable about particular industries and geographic areas. In addition, brokerage firm analysts may be used as either research backup or company specialists. Trade publications and industry sources will also be studied on a regular basis. Finally, the network of investment managers and analysts with which the Investment Adviser, the Sub-Investment Advisers and each Portfolio Manager have become acquainted during the years in which they have worked as asset managers may be utilized as informal sources of information.

     The Fund's investment program emphasizes active management of the Fund's portfolio. Consequently, the Fund's portfolio turnover and brokerage commission expenses may significantly exceed those of other registered investment companies. Additionally, a high portfolio turnover rate may result in the realization of capital gains, including short-term gains which are taxable to shareholders as ordinary income. Nevertheless, the tax implications of the Fund's active trading style generally will not be a factor in the management of the Fund's portfolio. The rebalancing of the assets allocated to each Separate Investment Account will also have the effect of increasing the Fund's portfolio turnover.

     Under normal market conditions, the Fund principally invests its assets in the equity or equity related securities of U.S. and non-U.S. issuers in the banking/financial services, healthcare/ biotechnology and technology sectors. As a non-fundamental policy, the Fund intends to invest no more than 15% of the value of its total assets (measured at the time of investment) in the securities of any one issuer. This non-fundamental policy may be changed at any time in the future by the Board. In addition, while seeking desirable investments, the Fund may temporarily exceed this limitation subject to other applicable policies and procedures. During periods of adverse market conditions in any of such sectors, or in the equity securities market generally, the Fund and each Separate Investment Account may temporarily reduce the Fund's exposure to securities of issuers in such sectors or invest the Fund's assets in high quality fixed-income securities, including money market instruments, or hold its assets in cash. The Fund may also invest in money market instruments or hold cash for liquidity purposes to meet repurchase requests or otherwise.

     The securities in which the Fund invests typically are traded on nationally and internationally recognized securities exchanges or liquid over-the-counter markets. Depending upon market conditions and the availability of suitable investment opportunities, the Fund may utilize leverage in pursuing its investment objective. Leverage is the practice of borrowing money to purchase investments, which the Fund may do by purchasing securities on margin, borrowing from a bank or entering into reverse repurchase agreements. Equity securities in which the Fund invests may include common and preferred stock and other securities having equity characteristics, including convertible debt securities, put and call options on securities and securities indices, warrants and rights. As part of its investment program, the Fund may effect short sales of securities and may invest in debt securities. The Fund may also utilize swaps, swaptions and other derivative instruments such as forward contracts and structured equity related products, subject, however, to certain limitations described elsewhere in this prospectus or in the Statement of Additional Information, including any policies established by the Board. The Fund may also invest in non-convertible bonds and other non-convertible debt securities when a Portfolio Manager believes that these securities offer opportunities for capital appreciation or a more favorable risk/reward ratio. Each of the foregoing described activities entails risk. See "Risk Factors -- Leverage; Borrowing," "-- Use of Derivatives" and "-- Short Selling."

     Additional information about the types of investments that will be made by the Fund, its investment practices and related risk factors is provided below and in the Statement of Additional Information. Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of shareholders under the 1940 Act.

Industry Sectors

     Banking/Financial Services. The Fund invests a portion of its assets in the equity securities of companies engaged in the banking/financial services sector. Personnel associated with KBW Asset Management, Inc., an affiliate of Keefe, Bruyette & Woods, Inc., manage the Separate Investment Account that invests in banking/financial services companies. Background information on KBW Asset Management and biographical information concerning KBW Asset Management portfolio management personnel is set forth below under "Management of the Fund -- Sub-Investment Advisers." Since 1988, KBW Asset Management has managed various accounts utilizing the same strategy utilized in managing the banking/ financial services Separate Investment Account. Certain historical performance information regarding other accounts managed by KBW Asset Management is set forth in Appendix B hereto.

     Companies engaged in the banking/financial services sector include: commercial and industrial banks; savings and loan associations, savings banks and other thrift institutions; consumer and industrial finance and leasing companies; securities brokerage and portfolio investment management firms; and insurance companies. Generally, the Fund anticipates investing a significant majority of the total assets of the Separate Investment Account in the securities of 40-50 banking/financial services companies.

     Investments may include long and short positions in equity securities. The Portfolio Managers may from time to time invest in cash, debt securities and various derivatives, including options on securities and stock index options in order to hedge its Separate Investment Account. A substantial portion of the Separate Investment Account's assets are in securities issued by commercial banks and thrift institutions. The Separate Investment Account may invest in any sized capitalization companies. Although this Separate Investment Account is invested primarily in securities of U.S. issuers, up to 25% of the value of its assets may be invested in the securities of foreign issuers, including depositary receipts relating to foreign securities. See "Risk Factors -- Investments in Foreign Securities." KBW Asset Management seeks to invest in banking/financial services companies believed to be undervalued or that, in the Portfolio Manager's judgment, offer other opportunities for capital appreciation based on consideration of relevant company-, sector- and market-specific factors and trends. For example, the strategy seeks to identify securities of banking/financial services companies in particular market sectors that are undervalued relative to other issuers in the same sector or that have characteristics making the issuer an acquisition target. Conversely, the strategy may also include selling short the securities of issuers believed to be overvalued relative to similar issuers. In this regard, the strategy may make use of "pairs trading," which involves the purchase of the equity securities of a banking/financial services issuer trading at lower than expected price/earnings ratios and the simultaneous short sale of the equity securities of another banking/financial services issuer trading at higher than expected price/earnings ratios.

     The banking/financial services Separate Investment Account's investments may also include positions in non-convertible bonds and other non-convertible debt securities when the Portfolio Managers believe that these securities offer opportunities for capital appreciation, and may also include investments in share accounts of savings and loan associations and other mutual savings institutions to the extent that conversions of those organizations to stock companies offer capital appreciation potential.

     Another factor in the investment decision making process is the continuing consolidation in the banking/financial services sector generally and in the banking and thrift industries in particular. The Portfolio Managers believe that the consolidation in the industry will accelerate substantially over the next several years due to a variety of factors including increased efforts at cost savings in technology through economies of scale, excess capital generation and a desire to expand into new markets and regions, and a favorable economic and regulatory environment. The industry-wide consolidation is expected to create numerous opportunities for capital appreciation through investment in the securities of financial institutions that become targets for consolidation.

     Healthcare/Biotechnology. The Fund invests a portion of its assets in healthcare/ biotechnology companies. A Portfolio Manager associated with Kilkenny Capital Management, L.L.C. is primarily responsible for the management of this Separate Investment Account, which focuses primarily on pharmaceutical and medical device companies. Background information on Kilkenny and biographical information concerning this Portfolio Manager are set forth below under "Management of the Fund -- Sub-Investment Advisers." Since 1995, Kilkenny has managed various accounts utilizing the same strategy utilized in managing the healthcare/biotechnology Separate Investment Account. Certain historical performance information regarding accounts managed by Kilkenny is set forth in Appendix C hereto.

     Kilkenny uses a proprietary valuation methodology that has been relied upon by Kilkenny in managing its other accounts to identify undervalued and overvalued securities in the healthcare/ biotechnology sector. This sector has historically been characterized by dramatic short and long term volatility. This methodology seeks to profit from taking long positions in the most undervalued and, conversely, short positions in the most overvalued, securities in the sector. By simultaneously taking such long and short positions, Kilkenny believes it is possible to profit from both rising and falling securities prices, while attempting to reduce the volatility which typifies the sector.

     This strategy is inherently contrarian in nature, as those securities that are out of favor and undervalued frequently have the lowest risk and the greatest potential for upside appreciation, while the most popular securities in the sector often exhibit the opposite characteristics. Through employment of this strategy, Kilkenny seeks to produce more consistent positive investment results, with a reduced risk of capital loss, than is generally the case with traditional investing in the sector.

     The proprietary investment model (referenced above) analyzes an issuer's upside and downside potential at a given price. The model determines a security's upside potential based on an issuer's products under development, taking into account market size, probability of Food and Drug Administration approval, and time to market penetration. The model then compares this upside potential to the residual value of the company, in an attempt to quantify the potential for a decline in price due to failures of product development or marketing.

     Kilkenny's strategy employs long and short positions in securities. Kilkenny may invest in options trading and a variety of other securities and derivatives trading in attempting to achieve its objective. Kilkenny may attempt to hedge the portfolio using primarily short selling, but may use a variety of other investments in times of market adversity. Kilkenny does not typically have a bias with respect to the capitalization size of an issuer.

     Technology. The Fund invests a portion of its assets in technology companies and companies which derive a major portion of their revenue directly or indirectly from business lines which benefit from technological events and advances (collectively, "Technology Sector Issuers"). A Portfolio Manager associated with Alkeon Capital Management, LLC is primarily responsible for managing this Separate Investment Account. Background information on Alkeon Capital and biographical information concerning Alkeon Capital's portfolio management personnel are set forth below under "Management of the Fund -- Investment Adviser" and "-- Sub-Investment Advisers." Since July 1996, personnel of Alkeon Capital have managed various accounts for affiliates of the Investment Adviser and its predecessors utilizing the same strategy that will be utilized in managing the technology Separate Investment Account. Certain historical performance information regarding similar accounts managed by the Alkeon Capital Portfolio Manager responsible for managing the technology Separate Investment Account is set forth in Appendix D hereto.

     Technology Sector Issuers include those companies whose processes, products or services, in the judgment of Alkeon Capital, are or may be expected to be significantly benefited by scientific developments in the application of technical advances in manufacturing and commerce. Examples of the types of industries in which the Separate Investment Account may invest include, but are not limited to: aerospace; electronics; information sciences (including computer hardware and software, and the Internet); networking; semiconductors; and telecommunications (including equipment makers and service providers).

     The Fund's technology sector Separate Investment Account focuses on Technology Sector Issuers that Alkeon Capital believes will be instrumental in, or will benefit from, accelerating demand for their products. Under normal market conditions, the Separate Investment Account invests in the securities of both U.S. and foreign Technology Sector Issuers. In selecting investments, Alkeon Capital considers industry-wide trends and company-specific factors. Trends in the past have included: deregulation of global telecommunication markets and the associated need for upgrading existing network infrastructure; increased corporate spending on information technology for both hardware and software; the dramatic growth of the Internet and electronic commerce; the use of semiconductor technology in industrial applications that involve extensive computation; and increasingly complex media applications. Such trends tend to impact particular sectors of the technology market, and, on the long side of the portfolio, investments generally will be in companies that are believed to have or are developing technologies that will have a substantial and prolonged impact on particular business segments of the economy and that are expected to become instrumental in accelerating economic growth in those business segments. Company-specific factors are important indicators of a company's ability to compete effectively in rapidly changing technological markets. Factors considered include: investment in research and development at a level that represents a significant portion of the company's sales; a strong and experienced management team; a customer-oriented corporate philosophy; the ability to create an organizational structure that can attract engineering talent and motivate such talent through appropriate incentives; and, where applicable, a demonstrated track record in making acquisitions in emerging technologies that can help a company successfully augment its existing product line and accelerate revenues and earnings.

     Alkeon Capital employs an opportunistic strategy with regards to market capitalization, and employs long and short positions in securities, options trading and a variety of other securities and derivatives trading in attempting to achieve the investment objective. Alkeon Capital may attempt to hedge the Separate Investment Account primarily using short selling and options but may employ a variety of other investment instruments both as a general principle and in times of market adversity. However, there is no requirement as to the extent to which the Separate Investment Account will be hedged and there can be no assurance that the use of hedging will be successful.

                             MANAGEMENT OF THE FUND

     The Investment Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. It is responsible for all decisions regarding the Fund's assets, including supervising the allocation of the Fund's assets across various investment strategies and styles and monitoring compliance with the investment objective and policies of the Fund. The Investment Adviser makes all decisions regarding investment strategies and styles to be pursued by the Sub-Investment Advisers on behalf of the Fund (subject to the supervision of the Board) pursuant to an Investment Advisory Agreement with the Fund. Each Separate Investment Account is managed by a Portfolio Manager (or Managers) associated with a Sub-Investment Adviser. Sub-Investment Advisers have been selected based on their experience and expertise in particular sectors and investment strategies.

     The Investment Adviser, with the approval of the Board or the Fund, may remove a Sub-Investment Adviser. The Investment Adviser may appoint additional Sub-Investment Advisers with (i) the approval of the Board and (ii) either (a) the approval of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act or (b) relief from the SEC allowing the appointment of new Sub-Investment Advisers or materially amending an existing Sub-Advisory Agreement without the approval of shareholders.

     In providing services to the Fund, the Investment Adviser relies on personnel of Oppenheimer Asset Management to select Sub-Investment Advisers and to supervise the Sub-Investment Advisers. Such personnel evaluate the Portfolio Managers based on their experience and expertise in a particular investment strategy or strategies. Personnel of Oppenheimer & Co. that perform services on behalf of the Investment Advisor have substantial experience managing single and multi-manager private investment partnerships, including hedged equity investment products with investment strategies similar to the Fund's.

     Sub-Investment Advisers have complete discretion to purchase and sell securities and other investments with respect to the assets of the Fund consistent with the investment objective, policies and restrictions of the Fund and subject to the overall supervision of the Board. The Fund monitors compliance with all applicable investment limitations, including those imposed by the 1940 Act.

     Additional information regarding the Investment Advisory Agreement and the services provided by the Investment Adviser, the Sub-Investment Advisers and others is provided in the Statement of Additional Information under "Investment Advisory and Other Services."

Board of Trustees

     The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. The Board has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.

     The identity of the members of the Board, and brief biographical information regarding each Trustee, is set forth in the Statement of Additional Information.

The Investment Adviser

     Advantage Advisers, L.L.C. serves as Investment Adviser and has been given the responsibility to manage the investment portfolio of the Fund, subject to the ultimate supervision of and subject to any policies established by the Board of Trustees. The Investment Adviser may receive Incentive Fees based on the performance of each Separate Investment Account. See "Fees and Expenses -- Incentive Fees."

     The Investment Adviser was formed as a Delaware limited liability company in August, 2001 and, is registered as an investment adviser under the Advisers Act. The offices of the Investment Adviser are located at 200 Park Avenue, 24th Floor, New York, New York 10166.

     Advantage Advisers, Inc., a wholly-owned subsidiary of Oppenheimer Asset Management, is the managing member of (and therefore may be deemed to control) the Investment Adviser and oversees the Investment Adviser's provision of investment advice to the Fund. Each of Kilkenny, KBW Asset Management and Alkeon Capital are non-managing members of the Investment Adviser, and each has entered into a sub-investment advisory agreement with the Investment Adviser and the Fund to provide the advisory services described herein. Each of Kilkenny, KBW Asset Management and Alkeon Capital is registered as an investment adviser under the Advisers Act.

     Oppenheimer & Co. is a full-service, self-clearing securities brokerage firm headquartered in New York, and a broker dealer and an investment adviser registered with the U.S. Securities and Exchange Commission. Oppenheimer & Co. is a member firm of the New York Stock Exchange and all principal U.S. exchanges and is a member of the National Association of Securities Dealers, Inc. Oppenheimer & Co. has over 1,600 financial consultants and ranks among the top 10 independent full-service retail broker-dealers in the United States, based on number of financial consultants and client assets. Oppenheimer & Co.'s address is 125 Broad Street, New York, New York 10004.

     Oppenheimer Holdings Inc. ("OPY") is the ultimate parent of both Oppenheimer Asset Management and Oppenheimer & Co. Inc. ("Oppenheimer"). Oppenheimer Asset Management is a wholly-owned subsidiary of E.A. Viner International Co. ("E.A. Viner"), which in turn is wholly-owned by OPY. OPY is a publicly traded company listed on the New York Stock Exchange. Oppenheimer is a wholly-owned subsidiary of Viner Finance Inc., which in turn is wholly-owned by E.A. Viner. In excess of 50% of the Class B (voting) shares of OPY are owned by Phase II Financial Ltd., an Ontario corporation controlled by Albert G. Lowenthal; in excess of 44% of the Class B (voting) shares of OPY are owned by Elka Estates Limited, an Ontario corporation controlled by Olga Roberts.

     The Fund may utilize brokerage services provided by affiliated brokers, including Keefe, Bruyette & Woods, Inc., Oppenheimer & Co. and Mainsail Group LLC. See "Potential Conflicts of Interest" and, in the Statement of Additional Information, "Brokerage."

Sub-Investment Advisers

     KBW Asset Management, Inc. Personnel associated with KBW Asset Management manage the Fund's banking/financial services Separate Investment Account. KBW Asset Management, a wholly-owned subsidiary of Keefe, Bruyette & Woods, Inc., provides investment advisory services to several institutional and individual investors. John Duffy is the Chairman and Chief Executive Officer of Keefe, Bruyette & Woods and may be deemed to be a controlling person of KBW Asset Management. As of March 31, 2004, KBW Asset Management had approximately $237 million of assets under management. Keefe, Bruyette & Woods is an institutionally-oriented securities broker-dealer and a full service investment bank devoted exclusively to the banking and financial services industries. A New York Stock Exchange-member firm, Keefe, Bruyette & Woods serves investors, banks and thrifts through its research, trading, corporate finance and advisory work. Keefe, Bruyette & Woods was founded in 1962 and is an employee-owned firm. As a leading financial adviser in banking mergers and acquisitions, Keefe, Bruyette & Woods was ranked #1 by American Banker from 1996 through 1998 in the number of announced financial advisory transactions. KBW Asset Management's principal office is located at 2 Hudson Place, 4th Floor, Hoboken, New Jersey 07030. Keefe, Bruyette & Woods' principal office is located at 787 7th Avenue, 4th Floor, New York, New York 10019.

     Michael O'Brien is the Portfolio Managers of KBW Asset Management who is primarily responsible for investment decisions of the banking/financial services Separate Investment Account.

     Mr. O'Brien is currently President of KBW Asset Management. Mr. O'Brien joined Keefe, Bruyette & Woods in April 1985, and has served as a senior institutional equity salesman covering the United Kingdom and the New York and Philadelphia markets. Prior to joining Keefe, Bruyette & Woods, Mr. O'Brien managed a team of consultants for Data Resources Inc., an economic consulting firm now owned by DRI/ McGraw-Hill. Mr. O'Brien, who is 46, graduated with a B.A. from Trinity College in 1976. In addition, he earned an M.B.A. from the Stanford University Graduate School of Business in 1982.

     Kilkenny Capital Management, L.L.C. Michael Walsh serves as Portfolio Manager of the Fund's healthcare/biotechnology Separate Investment Account. Mr. Walsh and his wife, Elizabeth Foster, as a result of their respective interests in Kilkenny, are each a controlling person of Kilkenny. As of March 30, 2004, Kilkenny had approximately $339 million of assets under management. Kilkenny was founded by Mr. Walsh in 1995. Mr. Walsh began in the securities industry in 1983. He has focused on the healthcare/ biotechnology sector since 1986. From August 1983 through July 1985, Mr. Walsh worked as a Corporate Finance Analyst for Drexel Burnham Lambert Incorporated in New York. From August 1987 to June 1990, he worked for Dionex Corporation, a publicly-traded manufacturer of scientific research instruments, as Director of Corporate Development and Biotechnology Marketing Manager. In June 1990, Mr. Walsh founded Biotechnology Business Development, a company which identified new business opportunities in the biomedical technology industry for venture capital firms and start-up companies. From November 1991 through September 1994, Mr. Walsh was a Vice President and Senior Biotechnology Research Analyst with Robertson, Stephens & Company. Mr. Walsh, who is 41, received an A.B. degree, cum laude, in Chemistry from Harvard College in 1983 and an M.B.A., with Distinction, from Harvard Business School in 1987. Kilkenny is located at 311 South Wacker Drive, Suite 6350, Chicago, Illinois 60606.

     Alkeon Capital Management, LLC. Panayotis ("Takis") Sparaggis, who founded Alkeon Capital in December 2001, will be the person primarily responsible for management of the technology Separate Investment Account. Mr. Sparaggis, as a result of his interest in Alkeon Capital is a controlling person of Alkeon Capital. From May 1995 through the founding of Alkeon Capital, Mr. Sparaggis was employed by CIBC World Markets or its predecessors. As of March 29, 2004, Mr. Sparaggis managed approximately $1.17 billion in assets at Alkeon. He has managed investments using the same investment strategy that he will use in managing the Fund's technology Separate Investment Account since July 1996. From 1993 until 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage. From 1995 to December 2001, Mr. Sparaggis was a managing director and senior portfolio manager in the asset management division of CIBC World Markets Corp. Mr. Sparaggis, who is 37, received a Ph.D. in Electrical and Computer Engineering and a Masters in Business Administration simultaneously from the University of Massachusetts in 1993. He had an IBM fellowship in physical sciences in 1992 and 1993. He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988. Alkeon Capital is located at 350 Madison Avenue, 9th Floor, New York, New York 10017.

                         POTENTIAL CONFLICTS OF INTEREST

     Oppenheimer Asset Management controls Advantage Advisers, Inc., the managing member of the Investment Adviser, and, thus, may be deemed to control the Investment Adviser. In addition, Oppenheimer & Co. (directly or through its affiliates, including Oppenheimer Asset Management), carries on substantial investment activities for its own account and for other registered investment companies, private investment partnerships, institutions and individual clients (collectively, "Oppenheimer Clients"). The Fund has no interest in these activities. As a result of the foregoing, Oppenheimer & Co.

and its officers or employees who assist Oppenheimer & Co. in its management of Advantage Advisers, Inc. will be engaged in substantial activities other than as managing member of the Investment Adviser and may have conflicts of interest in allocating their time and activities between the Fund, the Investment Adviser and Oppenheimer & Co. Oppenheimer & Co. and its officers and employees devote only so much time to the affairs of the Investment Adviser as in their judgment is necessary and appropriate.

     Oppenheimer & Co. currently acts as the principal distributor for the Fund's shares and bears various costs associated with its activities as distributor. Oppenheimer & Co., as the control person of the managing member of the Investment Adviser and in its capacity as distributor for the Fund, compensates its account executives for their ongoing servicing of Oppenheimer & Co.'s customers with whom they have placed shares based upon the amount of customer assets being serviced. See "Fees and Expenses -- Shareholder Servicing Fee" and "The Offering."

     Situations may arise in which accounts affiliated with Oppenheimer & Co. or its affiliates have purchased securities that would have been suitable for investment by the Fund, but which the Fund, for various reasons, did not choose to purchase. This could affect the availability (or price) of investments to the Fund at a later time. From time to time, in the course of its brokerage, investment or dealer activities, Oppenheimer & Co. or its affiliates may trade, position or invest in, for its own account, the same securities, as those in which the Fund invests. This could have an adverse impact on the Fund's investment performance.

     Oppenheimer & Co. and its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Sub-Investment Advisers or one of their affiliates.

     The Sub-Investment Advisers, their respective affiliates and the persons who serve as Portfolio Managers carry on substantial investment activities other than on behalf of the Fund, including for other advised accounts and for their own accounts. In addition, the Sub-Investment Advisers, their respective affiliates and the persons serving as Portfolio Managers advise (or serve as general partners of) investment funds, and may in the future serve in a similar capacity for other investment funds, including registered investment companies and private investment companies, established by the Sub-Investment Advisers or others, with investment programs similar to that of the Fund. (All accounts managed by the Sub-Investment Advisers, excluding the Separate Investment Accounts, are referred to collectively as the "Other Accounts.") The Fund has no interest in these activities. As a result of the foregoing, the Sub-Investment Advisers and the persons who serve as Portfolio Managers are engaged in substantial activities other than on behalf of the Fund or their respective Separate Investment Account and may have conflicts of interest in allocating their time and activity between the Fund, their respective Separate Investment Account and the Other Accounts. These persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

     In addition, the Sub-Investment Advisers may receive research products and services in connection with the brokerage services that Oppenheimer & Co. and its affiliates may provide from time to time to one or more Other Accounts or to the Fund.

     Additional information regarding potential conflicts of interest is provided in the Statement of Additional Information under "Additional Potential Conflicts of Interest."

                              DESCRIPTION OF SHARES

     The Fund is an unincorporated business trust organized under the laws of Delaware. The Fund is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. The Board is authorized to increase or decrease the number of shares the Fund is authorized to issue. Each share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

     All shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund sends annual and semi-annual reports, including financial state-ments, to all shareholders. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form. Any transfer of shares will be void if made (i) to an account held through a broker, dealer or other financial intermediary that has not entered into an agreement for the provision of shareholder services to the Fund or (ii) to any person who is not a Qualified Investor. In addition, in the event of any transfer that violates the foregoing transfer restrictions, such as pursuant to testate or intestate succession, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred shares at their then current net asset value. This repurchase right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer.

     Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of the Fund are not listed on any exchange and the Fund does not expect that any secondary market will develop for the shares. Investors will be required to contact their broker, dealer or other financial intermediary with respect to the possibility of selling shares. Prices received or paid for shares in transactions will not be available to the public, thus, the Fund and shareholders will not be able to inform themselves if such transactions were effected at a premium or a discount to net asset value. The Fund cannot offer any assurance that any broker or dealer will make a market in the shares or that transactions in any such market will be effected at a price equal to or higher than net asset value.

Certain Provisions in the Declaration of Trust

     The Fund's Second Amended and Restated Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium by discouraging a third party from seeking to obtain control over the Fund. Any such attempts to acquire control of the Fund could have the effect of increasing the expenses of the Fund and disrupting the normal operations of the Board and the Fund. The approval, adoption or authorization of certain transactions with any Principal Shareholder (as defined below) requires the affirmative vote of a majority of the Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares.

     The 5% holder transactions subject to these special approval requirements are:

     o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     o the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to the automatic dividend reinvestment plan;

     o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. The Board believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, investors should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

     To liquidate the Fund, the Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) shall be required.

     The Board has determined that provisions with respect to the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Certain Tax Matters

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Shareholders may be proportionately liable for taxes on income and gains but shareholders not subject to tax on their income will not be required to pay any tax on amounts distributed to them. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. For additional information, see the Statement of Additional Information under "Taxes."

Outstanding Securities

                                                 Amount Outstanding
      Title of Class                           (as of March 1, 2004)
      --------------                           ----------------------
      Common Shares .......................        5,270,922.8430

                                FEES AND EXPENSES

Management Fee

     In return for the services described herein and in the Statement of Additional Information under "Investment Advisory and Other Services," the Fund pays a management fee to the Investment Adviser for management services and for services provided by the Investment Adviser or an affiliate for certain administrative services computed at the annual rate of 1.25% of the Fund's average daily net assets, which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund's assets and has the effect of reducing the net asset value of the Fund. The Investment Adviser pays a fee to each Sub-Investment Adviser for services provided by each Sub-Investment Adviser computed at the annual rate of 0.25% of the average daily net assets of each Sub-Investment Adviser's Separate Investment Account.

Incentive Fees

     The Fund may pay Incentive Fees to the Investment Adviser at the end of each fiscal period calculated as summarized herein. Incentive Fees will be payable to the Investment Adviser from the Fund (out of assets allocated to the Separate Investment Account) based on the independent investment performance of each Separate Investment Account for a fiscal period. The Investment Adviser will be paid an Incentive Fee equal to 20% of each Separate Investment Account's net profit, which is equal to the net realized and unrealized gains or losses and net investment income or loss of the Separate Investment Account for the fiscal period, subject to reduction for prior period realized and unrealized losses of the Separate Investment Account that have not previously been offset against its net profits. The Investment Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee with respect to a Separate Investment Account for a fiscal period will not be reversed by the subsequent decline in assets of that Separate Investment Account in any subsequent fiscal period.

     The Fund will calculate and accrue Incentive Fees daily based on each Separate Investment Account's investment performance. The Fund's net asset value will be reduced or increased each day to reflect these calculations. For purposes of calculating the Incentive Fee, expenses of the Fund that are not specifically attributable to any Separate Investment Account will be allocated to all Separate Investment Accounts when incurred, one-third each.

     Incentive Fees payable, or portion thereof, will be determined as of, and will be promptly paid after, the last day of a fiscal period. The fiscal period will normally be the fiscal year, except that, whenever the assets of a Separate Investment Account are reduced as a result of net share repurchases, the period of time from the last fiscal period end through that date will constitute a fiscal period. In such event, only that portion of the accrued Incentive Fee that is attributable to the net profits of the portion of the Separate Investment Account's assets withdrawn by the Fund to fund repurchase requests will be paid to the Investment Adviser for such fiscal period. In addition, the Investment Advisory Agreement may require the Fund to calculate a fiscal period under certain additional circumstances. See "Investment Advisory and Other Services" in the Statement of Additional Information.

     No Incentive Fee with respect to a Separate Investment Account will be payable for any fiscal period unless losses and depreciation attributable to such Separate Investment Account's cumulative loss account from prior fiscal periods have been recovered. The Fund will establish a cumulative loss account for each Separate Investment Account which will be equal to the dollar amount of that Separate Investment Account's cumulative net loss. Thus, if any Separate Investment Account has a balance in its cumulative loss account at the end of a fiscal period, there will be no Incentive Fee payable for such Separate Investment Account. The Fund will keep track of each Separate Investment Account's "cumulative loss" on a daily basis. Each time the assets of a Separate Investment Account are reduced through net share repurchases (resulting in the close of a fiscal period), the Fund will adjust the amount of any cumulative loss attributable to a Separate Investment Account downward in proportion to the decrease in assets; thereby reducing the amount of cumulative loss attributable to the Separate Investment Account.

     Each Sub-Investment Adviser, as a non-managing member of the Investment Adviser, will be entitled to share in the profits of the Investment Adviser.

     For the year ended September 30, 2003, the Fund paid incentive fees to the Investment Adviser of $2,773,659.

Shareholder Servicing Fee

     The Fund pays compensation to selected brokers, dealers and other financial intermediaries that hold shares for their customers in accordance with the several selling and servicing agreements between the Fund's principal distributor and the brokers, dealers and other financial intermediaries that act as selling agents in the offering of the Fund's shares. The shareholder servicing fee is payable quarterly at an annual rate of 0.25% of the average daily net asset value of outstanding shares owned by customers of such brokers, dealers and other financial intermediaries.

     Brokers, dealers and other financial intermediaries are compensated for providing customary shareholder services which include responding to shareholder questions about the Fund and the transferability of shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases as well as for their services in assisting clients in determining whether they are qualified to invest in the Fund. The selling and servicing agreements provide that the brokers, dealers and other financial intermediaries have implemented procedures designed to enable them to form a reasonable belief that any transferees of the shares that are their clients are Qualified Investors and that each broker, dealer or other financial intermediary will agree to cooperate in the event of a regulatory audit to determine the Qualified Investor status of the shareholders for whom it holds shares. Servicing fees are accrued daily as an expense of the Fund.

Other Fees and Expenses of the Fund

     PFPC Inc. ("PFPC") and its affiliates provide transfer agency, administration, custodial, accounting and investor services to the Fund which are in addition to the services provided by the Investment Adviser, as described above. In consideration for these services, the Fund pays PFPC a fee that is not anticipated to exceed 0.80% (annualized) of the Fund's net assets, plus reimbursement of certain out-of-pocket expenses. For a more complete description of the services provided by PFPC and its affiliates, see the Statement of Additional Information under "General Information -- Administrator, Custodian, Transfer Agent and Dividend Paying Agent."

     The Fund bears all expenses incurred in its business and operations, other than those specifically required to be borne by the Investment Adviser or Oppenheimer & Co.

     The Investment Adviser and the principal distributor are reimbursed by the Fund for expenses that they incur on behalf of the Fund.

                                  THE OFFERING

     Shares are offered at a price equal to closing net asset value per share on the day an order is accepted, plus a sales charge. The Fund continuously offers shares to Qualified Investors. Shares are currently made available through Oppenheimer & Co., as principal distributor, subject to various conditions. The Fund is not obligated to sell any shares that have not been placed with Qualified Investors. The minimum initial investment in the Fund is $25,000; for existing shareholders, the minimum additional investment is $1,000. Out of the purchase price per share, investors will be subject to a sales charge of up to 5.00% per share. The purchase price per share for purchases of $100,000 or more will be reduced as set forth on the cover page of this prospectus and in the "Fee Table" (located on pages v-vi). The Fund will cumulatively aggregate shareholders' additional purchases of shares together with earlier purchases of shares for determining reduced sales charges. For purposes of determining reduced sales charges, an investor may combine his or her investment together with investments by the investor's spouse, or by certain individual accounts (including IRAs, Keogh and 403(b) Plans), by joint accounts of such persons, and by trust or custodial accounts on behalf of their children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. Investors that purchase shares through a fee based account with their broker, dealer or other financial intermediary (commonly known as a "wrap fee" or similar account) will be eligible for a waiver of applicable sales charges. In addition, sales charges will be waived on purchases of shares by the trustees and officers of the Fund and employees of Oppenheimer & Co., Oppenheimer Asset Management, and the Sub-Investment Advisers.

     Oppenheimer & Co. has contracted with unaffiliated broker/dealers to act as selling agents in the continuous offering. Such selling agents may charge investors a fee. The Board may terminate the principal distributor on 30 days' prior written notice. The Investment Adviser pays additional ongoing service compensation out of its own assets, not the assets of the Fund, to each broker, dealer or other financial intermediary whose customers own shares at the annual rate of 0.25% of the average daily net asset value of the outstanding shares owned by such customers. Certain selling agents, or their affiliates, may charge investors an additional fee for purchasing shares.

     Shares of the Fund are not and will not be listed or traded on any securities exchange or other market (such as the NASDAQ Market) and are subject to restrictions on transfer. None of the principal distributor or any other broker, dealer or other financial intermediary that acts as a selling agent in the offering intends to make a market in the shares.

     The Fund has agreed to indemnify the principal distributor and its affiliates and certain other persons against certain liabilities under the 1933 Act. Neither the principal distributor nor any other broker, dealer or other financial intermediary is obligated to buy any shares from the Fund.

     In determining whether to consummate any sales of shares, the Fund will take into account all factors it considers relevant, including market conditions, the cash available to it for investment, the number of shares available for sale and the Fund's experience with repurchase offers. The Board may discontinue additional sales at any time.

                                REPURCHASE OFFERS

     No trading market exists for Fund shares. The Fund does not expect any trading market to develop for its shares. As a result, an investor in the Fund has very limited opportunity to sell shares. To provide investors with a degree of liquidity, and the ability to receive net asset value on a disposition of shares, the Fund conducts quarterly offers to repurchase its shares. The repurchase offers are limited to 5% to 25% of the Fund's outstanding shares in the Board's discretion. Currently, the Fund expects to offer to repurchase 5% of its outstanding shares on or prior to the end of the first three calendar quarters of each year and 25% of its outstanding shares on or prior to each calendar year end. Shares are repurchased at their net asset value; the Fund does not charge a repurchase fee. The quarterly offers are made pursuant to a fundamental policy of the Fund that may be changed only with the approval of the Fund's shareholders.

     At the end of each quarter, the Fund will repurchase at least 5% of the number of shares outstanding on the date repurchase requests are due. The Board may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

     Quarterly repurchase offers occur each September, December, March and June and currently close generally on the third Friday of the month.

     Prior to the commencement of any repurchase offer, the Fund sends a notification of the offer to shareholders via their brokers, dealers or other financial intermediaries. The notification specifies, among other things:

     o    the percentage of shares that the Fund is offering to repurchase;

     o    the date on which a shareholder's repurchase request is due;

     o the date that will be used to determine the Fund's net asset value applicable to the share repurchase, which is generally expected to be the third Friday of the month;

     o the date by which shareholders will receive the proceeds from their share sales; and

     o the net asset value of the shares of the Fund no more than seven days prior to the date of the notification.

     The Fund intends to send this notification approximately 30 days before the due date for the repurchase request. In no event will the notification be sent less than 21 or more than 42 days in advance. Certificated shares are not available. A shareholder's broker, dealer or other financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request, and to credit the account with the proceeds of any repurchased shares.

     The due date for repurchase requests is a deadline that will be strictly observed. If a shareholder's broker, dealer or other financial intermediary fails to submit a shareholder's repurchase request in good order by the due date, the shareholder will be unable to liquidate the shares until a subsequent quarter, and the shareholder will have to resubmit the request in that subsequent quarter. Shareholders should advise their brokers, dealers or other financial intermediaries of their intentions in a timely manner. Shareholders may withdraw or change their repurchase request at any point before the due date.

Fundamental Policies with Respect to Share Repurchases

     The Fund has adopted the following fundamental policies with respect to its share repurchases which may only be changed by a majority vote of the outstanding voting securities of the Fund:

     o Every three months, the Fund will make periodic share repurchase offers each calendar quarter (in March, June, September, December), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time, commencing in June 2002.

     o The repurchase request due dates will be the Wednesday immediately preceding the third Friday of the last month of each calendar quarter (or the prior business day if that day is a New York Stock Exchange holiday).

     o There will be a maximum 14-day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined.

Oversubscribed Repurchase Offer

     There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the percentage determined by the Board of Trustees for each repurchase offer sets a maximum number of shares that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

     If prorating is necessary, the Fund will send a notice of prorating on the business day following the due date. The number of shares each investor asked to have repurchased will be reduced by the same percentage. If any shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next repurchase offer, and the shareholders repurchase request will not be given any priority over other shareholders' requests at this later date. Thus, there is a risk that the Fund may not purchase all of the shares a shareholder wishes to sell in a given quarter or in any subsequent quarter.

     In anticipation of the possibility of prorating, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of prorating. There is no assurance that shareholders will be able to sell as many of their shares as they desire to sell.

     The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Board, including a majority of the Independent Trustees. These circumstances are:

     o if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

     o for any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

     o for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

     o for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

     If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund thereafter renews the repurchase offer, the Fund shall send a new notification of the offer to shareholders.

Determination of Repurchase Price

     The repurchase price payable in respect of a repurchased share is equal to the share's net asset value on the date specified in the notice. The Fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's investment objective and policies and the potential for Incentive Fees. The Fund's net asset value per share may change materially between the date a repurchase offer is mailed and the due date, and it may also change materially shortly after a repurchase due date and the date on which the net asset value for repurchases is determined. The method by which the Fund calculates net asset value is discussed below. See "Calculation of Net Asset Value."

Payment

     The Fund expects to repurchase shares the business day after the net asset value determination date. Proceeds will be distributed to brokers, dealers or other financial intermediaries for distribution to their customers as specified in the repurchase offer notification, in any event, no later than 7 days after the net asset value determination date.

Impact of Repurchase Policy

     From the time the Fund distributes each repurchase offer notification until the net asset value determination date, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or of assets that mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See "Risk Factors -- Leverage; Borrowing."

Consequences of Repurchase Offers

     The Fund believes that repurchase offers are generally beneficial to the Fund's shareholders, and are expected to be funded from available cash or sales of portfolio securities. However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares into a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling liquid investments, the Fund will hold a larger proportion of its total assets in illiquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which would in turn reduce the Fund's net asset value.

     Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. There is no assurance that any secondary market for the Fund's shares will develop, and in the event that a secondary market does develop, it is possible that shares would trade in that market at a discount to net asset value.

     Repurchase of the Fund's shares will tend to reduce the number of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio. In addition, the repurchase of shares by the Fund is a taxable event to shareholders. For a discussion of these tax consequences, see "Taxes" in the Statement of Additional Information.

     Repurchase offers, to the extent they result in a net outflow of capital from the Fund, will cause the Fund to calculate fiscal periods more frequently than annually. If that occurs, shareholders could be adversely affected. For example, the Fund may be required to pay the Investment Adviser a portion of Incentive Fees accrued through that date based on the Separate Investment Accounts' respective investment performances for a fiscal period under circumstances where, if no interim fiscal periods had occurred, the Investment Adviser would not have been eligible to receive an Incentive Fee payment for an entire fiscal year. Conversely, if at the time any Separate Investment Account has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets withdrawn from the Separate Investment Account to pay the share repurchases, with the result that the Investment Adviser will be in a better position to eventually earn an Incentive Fee with respect to that Separate Investment Account. See "Risk Factors -- Repurchase Offers."

                         CALCULATION OF NET ASSET VALUE

     The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below under the supervision of the Board of Trustees.

     Domestic exchange traded equity securities (other than options) are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ will be valued (i) at the NASDAQ Official Closing Price ("NOCP") (which is the last trade price at or before 4:00:02 p.m. (EST) adjusted up to NASDAQ's best offer price if the last trade is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund's net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed "stale" and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board.

     Debt securities (other than convertible debt securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Investment Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, be valued at amortized cost.

     If in the view of the Investment Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Investment Adviser may value the security at fair value.

     All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees.

     Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net asset value if the Investment Adviser's judgments regarding appropriate valuations should prove incorrect.

     The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund's investments also affect the amount of the management fees and Incentive Fees. See "Risk Factors -- Incentive Fees." All fair value determinations by the Investment Adviser are subject to the review of the Board of Trustees.

     Expenses of the Fund, including management fees and Incentive Fees payable to the Investment Adviser, shareholder servicing fees and the costs of any borrowings, are accrued daily and taken into account for the purpose of determining net asset value.

               INVESTOR QUALIFICATIONS AND TRANSFER RESTRICTIONS

     Shares of the Fund are offered only to Qualified Investors (if a natural person, together with assets held jointly with spouse) that have a net worth of more than $1.5 million ($1,500,000). A prospective investor or such prospective investor's broker, dealer or other financial intermediary will be required to certify before an investment in the Fund may be made that the investor is a Qualified Investor and that the investor will not transfer shares except to a person who is a Qualified Investor and who will hold the shares through the principal distributor or a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund. A form of certification is attached to this prospectus as Appendix A.

     In accordance with Rule 205-3 under the Advisers Act, certain executive officers or Trustees of the Fund or certain "knowledgeable employees" of the Investment Adviser or the Sub-Investment Advisers may invest in the Fund.

     Shares may be transferred only to another Qualified Investor. In addition, shares may be held only through a broker, dealer or other financial intermediary that is a party to an agreement for the provision of shareholder services to the Fund. Such brokers, dealers and other financial intermediaries have agreed to note the existence of transfer restrictions on confirmations of sales by them to their customers occurring after the closing. These brokers, dealers and other financial intermediaries have also agreed to ensure that transfers between their customers are made only to Qualified Investors. Any purported transfer of shares
(i) to an account held through a broker, dealer or other financial intermediary that is not party to an agreement for the provision of shareholder services to the Fund or (ii) to any person who is not a Qualified Investor will be void, and the intended transferee will acquire no rights in the shares sought to be transferred. In addition, any purported transfer that violates the foregoing transfer restrictions will provide the Fund with the right but not the obligation to repurchase such shares at their then current net asset value from such transferor investor's transferee or estate. This right would be in addition to any other remedy that the Fund may have, including, when consistent with applicable law, refusing to recognize any such transfer. It will be difficult to sell or transfer shares. Shareholders may be unable to sell or transfer shares in the manner or at the time they desire, and they should not expect that they will be able to transfer their shares at all.

                               DISTRIBUTION POLICY

     Dividends will be paid annually on the shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the shares will vary in amount depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income.

     Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually.

     In addition, depending upon the performance of the Fund's investments, the related growth of the Fund's net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes. For additional information, see "Taxes" in the Statement of Additional Information.

     The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

Automatic Reinvestment Plan

     The automatic reinvestment plan is available for shareholders who wish to purchase additional shares using dividends and/or capital gain distributions paid by the Fund. Shareholders may elect to:

     o    reinvest 100% of both dividends and capital gain distributions;

     o    receive dividends in cash and reinvest capital gain distributions; or

     o    receive both dividends and capital gain distributions in cash.

     Dividends and capital gain distributions to shareholders will be automatically reinvested unless the Fund is otherwise instructed by any broker, dealer or other financial intermediary. Shareholders will not be charged any fees as a result of participating in the plan. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

     Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Shareholders are free to change their election at any time by contacting their broker, dealer or other financial intermediary, who will inform the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

     Although shareholders receive no cash for distributions reinvested through the plan, ordinary income and/or capital gains are realized for federal income tax purposes on the ex-dividend date. Distributions may also be subject to state and local taxes in the year they are declared. Shareholders will be required to report distributions on their tax returns, even if the distribution is reinvested in additional shares.

     The Fund reserves the right to suspend the automatic reinvestment plan at any time and require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund does not currently expect to suspend or limit the reinvestment plan, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Investment Adviser considers suitable for the Fund.

     Additional information about the plan can be obtained by contacting your financial adviser.

                               GENERAL INFORMATION

     The Fund's fiscal year ends on each September 30. The Fund's tax year for federal income tax purposes also ends on each September 30.

     Inquiries concerning the Fund and shares (including information concerning subscription and withdrawal procedures) should be directed to your financial adviser.

     All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.


                                PRIVACY POLICY OF
                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                           ADVANTAGE ADVISERS, L.L.C.
                          OPPENHEIMER ASSET MANAGEMENT
                                OPPENHEIMER & CO.

Your Privacy is Protected

     An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

Collection of Information

     The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

     Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

Disclosure of Information

     We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

     The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

     Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

     It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

     We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.


           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL INVESTMENT POLICIES ..........................................    S-1
INVESTMENT ADVISORY AND OTHER SERVICES ..................................    S-7
ADDITIONAL POTENTIAL CONFLICTS OF INTEREST ..............................   S-12
TAXES ...................................................................   S-14
BROKERAGE ...............................................................   S-16
GENERAL INFORMATION .....................................................   S-18
FINANCIAL STATEMENTS ....................................................   S-19

                                                                      Appendix A

                     Advantage Advisers Multi-Sector Fund I

                                                                    Account No.:

                                                                    Broker Name:

                             Investor Certification

     This certificate relates to Advantage Advisers Multi-Sector Fund I (the "Fund") and is given to you as broker with respect to a potential purchase of shares in the Fund.

     I hereby certify that I am a natural person with, or I am signing on behalf of a company with, a net worth of more than $1,500,000 (if a natural person, together with assets held jointly with my spouse). If I am signing on behalf of a company, I further certify that (A) such company is not a private investment company,* a registered investment company or a business development company or
(B) if such a company, each equity owner can make the certification in the preceding sentence. For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s) other than household effects, less all indebtedness and liabilities of any type (including joint liabilities with any other person). I agree to produce evidence to support the foregoing certification upon request.

     In addition, I hereby confirm that I understand and agree that should I (or the company) purchase shares of the Fund, the following conditions will apply to the ownership and transfer of the shares:

   (1) Shares may be held only through a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund;

   (2) Shares may not be transferred, including by bequest, except to a person who has a net worth (if a natural person, together with assets held jointly with spouse) of more than $1,500,000, who agrees to hold his, her or its shares through a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to the Fund, and who agrees not to transfer the shares except to another person who has a net worth (if a natural person, together with assets held jointly with spouse) of more than $1,500,000 and agrees to comply with the foregoing ownership and transfer restrictions; and

   (3) Upon any transfer of shares in violation of the foregoing clauses (1) or
       (2), in addition to any other remedy that it may have, the Fund will have the right (but not the obligation) to repurchase any such improperly transferred shares.

     Notwithstanding that the Fund is registered under the Investment Company Act of 1940 and the shares are being offered under an effective registration statement under the Securities Act of 1933, I acknowledge, understand and recognize that there will be no secondary market for the shares and that liquidity is limited as set forth in the prospectus. I understand that you, the Fund, the Investment Adviser and the Sub-Investment Advisers are relying on the certification and agreements made herein in determining qualification and suitability as an investor in the Fund. I understand that shares of the Fund are not an appropriate investment for, and may not be acquired by, any person who can not make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect. I understand that it may be a violation of state and federal law for me (or the company) to provide this certification if I know that it is not true. I have read the preliminary or final prospectus for the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. I will promptly advise you if any of the statements herein ceases to be true prior to my (or the company's) purchase of shares.


     Date: ----------------            By: -----------------------------
                                       Name

* For this purpose, "private investment company" means a company that would be defined as an investment company under Section 3(a) of the Investment Company Act but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).

                                                                      Appendix B

       Composite Performance Record of KBW Asset Management Accounts (a)

     This appendix contains the investment record of accounts managed by KBW Asset Management ("KBW Asset Management Accounts"). KBW Asset Management will act as Sub-Investment Adviser to, and certain of its personnel will act as Portfolio Managers for, the Fund's banking/financial services Separate Investment Account. The investment record has not been audited. The investment record reflects reinvestment of dividends. The investment record contains composite performance data for all KBW Asset Management Accounts managed pursuant to investment objectives, policies and strategies substantially similar to that which will be utilized to manage the Fund's banking/financial services Separate Investment Account. The investment record reflects the deduction of actual fees, allocations and expenses paid by these accounts. This information has not been adjusted to reflect the Fund's proposed fees and expenses to be borne by the banking/financial services Separate Investment Account (which will be higher than those charged to the KBW Asset Management Accounts) and the payment of a sales charge, which would have reduced the performance shown. Prospective investors should recognize that there are certain differences between the investment policies of the Fund and those of the KBW Asset Management Accounts comprising the composite. Performance of the Fund differs from that of the KBW Asset Management Accounts comprising the composite. The KBW Asset Management Accounts are not all subject to the same investment restrictions and limitations imposed on the Fund by the 1940 Act and the Internal Revenue Code. Were these restrictions and limitations applicable to all these KBW Asset Management Accounts, their performance might have been adversely affected.

     These data should be read in conjunction with the notes thereto. Past performance is not necessarily indicative of future performance. Investing in the Fund involves a high degree of risk. You can lose money. Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but the Fund makes no warranty as to the accuracy or completeness thereof. Information about the S&P 500 Index and the S&P Financials Index has been obtained or derived from sources believed to be reliable but is not warranted as to accuracy or completeness. None of the Fund, the Investment Adviser or Oppenheimer Asset Management, nor any of their respective affiliates, has independently verified and is not responsible for this information, and none of the Fund, the Investment Adviser or Oppenheimer Asset Management, nor any of their respective affiliates, is responsible for information about the S&P 500 Index or the S&P Financials Index.

     The KBW Asset Management Accounts' investment record occurred in a period of primarily strong stock market performance which cannot be assumed over the long term.

                                                      KBW Asset           S&P
                                                      Management       Financials      S&P 500
                   Period (b)                      Accounts (c)(d)      Index (e)     Index (f)
-----------------------------------------------   -----------------   ------------   ----------
   Year ended December 31, 1995 (g) ...........           2.58%            7.85%         6.40%
   Year ended December 31, 1996 ...............          31.53%           31.87%        22.94%
   Year ended December 31, 1997 ...............          76.31%           45.39%        33.35%
   Year ended December 31, 1998 ...............          -0.65%            9.57%        28.58%
   Year ended December 31, 1999 ...............          -0.39%            2.34%        21.04%
   Year ended December 31, 2000 ...............          29.27%           23.43%        -9.10%
   Year ended December 31, 2001 ...............           6.90%          -10.53%       -11.88%
   Year ended December 31, 2002 ...............          -1.02%          -14.64%       -22.10%
   Period ended December 31, 2003 .............          14.76%           31.02%        28.69%
   Cumulative Return
    Nov. 1, 1995 -- December 31, 2003 .........         269.55%          186.35%       117.99%
   Compound Annualized Return
    Nov. 1, 1995 -- December 31, 2003 .........          17.35%           13.74%        10.01%
   Beta (h) ...................................          0.502            1.048          1.00
   Standard Deviation (i) .....................          18.05%           21.87%        16.96%

Notes:

     (a) The performance information (above and in the following table) reflects the deduction of actual fees, allocations and expenses paid by these accounts. This information has not been adjusted to reflect the Fund's proposed fees and expenses to be borne by the banking/financial services Separate Investment Account (which will be higher than those charged to the KBW Asset Management Accounts) and the payment of a sales charge, which would have reduced the performance shown. The SEC has promulgated certain rules that require the presentation of average annual total returns for the most recent 1-, 5- and 10-year (or since inception) periods. KBW Asset Management Accounts' performance calculated for the most recent 1- and 5-year and since inception periods ended December 31, 2003 are as follows:



                                                                               Since
                                                    1-Year       5-Year      Inception
                                                 -----------   ----------   ----------
       KBW Asset Management Accounts .........      14.76%        9.35%       17.35%
       S&P Financials Index ..................      31.02%        4.79%       13.74%
       S&P 500 Index .........................      28.69%       -0.57%       10.01%

     (b) Except for the partial period in 1995, all annual periods are for 12 months ended December 31.

     (c) The performance information is for KBW Asset Management Accounts and results from applying an investment philosophy and methodology that is substantially similar to that which is expected to be used by KBW Asset Management personnel serving as the Portfolio Managers of the banking/ financial services Separate Investment Account. Future investments, however, will be made under different economic conditions and likely will include different portfolio securities. The performance information is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future comparable to those discussed herein.

     (d) At all times under consideration, assets of the KBW Asset Management Accounts were between $25 million and $217.0 million. The performance consists of one account from November 1995 through June 1998, increasing to 5 accounts starting in November 1999.

     (e) The Standard & Poor's Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the Standard & Poor's 500 Index. The index was developed in 1970. The rate of return of this index has been adjusted to reflect reinvestment of dividends. The statistical data for this index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. KBW Asset Management does not restrict its selection of securities to those comprising this index and will not do so in managing a Separate Investment Account for the Fund. Accordingly, the performance of the KBW Asset Management Accounts set forth above and the performance of this index may not be comparable.

     (f) The Standard & Poor's Composite Index of 500 Stocks (the "Index") rate of return reflects the percentage increase (or decrease) for each period for the Index. The rate of return of the Index has been adjusted to reflect reinvestment of dividends. The statistical data for the Index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. The Index is a well-known, broad based stock market index which contains only seasoned equity securities. KBW Asset Management does not restrict its selection of securities to those comprising the Index and will not do so in managing the banking/financial services Separate Investment Account. Accordingly, the performance of the KBW Asset Management Accounts set forth above and the performance of the Index may not be comparable.

     (g) Returns for 1995 are for the period November 1, 1995 through December 31, 1995. In 1995, KBW Asset Management began managing assets pursuant to investment objectives, policies and strategies substantially similar to that utilized to manage the Fund's banking/financial services Separate Investment Account.

     (h) Beta is a measure of systemic risk, or the return that is attributable to market movements. A portfolio with a beta of 1.0 has an expected risk level equal to that of the market (here represented by the S&P 500). Portfolios are considered more risky than the market if their beta is greater than 1.0 or less risky than the market if their beta is less than 1.0.

     (i) Standard deviation is a gauge of risk that measures the spread of the difference of returns from their average. The more a portfolio's returns vary from its average, the higher the standard deviation.

                                                                      Appendix C

             Composite Performance Record of Kilkenny Accounts (a)

     This appendix contains the investment record of accounts managed by Kilkenny Capital Management (collectively, "Kilkenny Accounts"). Kilkenny will act as Sub-Investment Adviser to, and its founder will act as Portfolio Manager for, the Fund's healthcare/biotechnology Separate Investment Account. The investment record has not been audited. The investment record contains composite performance data for all Kilkenny Accounts managed pursuant to investment objectives, policies and strategies substantially similar to that which will be utilized to manage the Fund's healthcare/biotechnology Separate Investment Account. The investment record reflects reinvestment of dividends. The investment record reflects the deduction of actual fees, allocations and expenses paid by these accounts. This information has not been adjusted to reflect the Fund's proposed fees and expenses to be borne by the healthcare/biotechnology Separate Investment Account (which will be higher than those charged to the Kilkenny Accounts) and the payment of a sales charge, which would have reduced the performance shown. Prospective investors should recognize that there are certain differences between the investment policies of the Fund and those of the Kilkenny Accounts comprising the composite. Performance of the Fund differs from that of the Kilkenny Accounts comprising the composite. These accounts are not subject to the same investment restrictions and limitations imposed on the Fund by the 1940 Act and the Internal Revenue Code. Were these restrictions and limitations applicable to the Kilkenny Accounts, their performance might have been adversely affected.

     These data should be read in conjunction with the notes thereto. Past performance is not necessarily indicative of future performance. Investing in the Fund involves a high degree of risk. You can lose money. Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but the Fund makes no warranty as to the accuracy or completeness thereof. Information about the S&P 500 Index and the S&P Health Care Index has been obtained or derived from sources believed to be reliable but is not warranted as to accuracy or completeness. None of the Fund, the Investment Adviser or Oppenheimer Asset Management, nor any of their respective affiliates, has independently verified and is not responsible for this information, and none of the Fund, the Investment Adviser or Oppenheimer Asset Management, nor any of their respective affiliates, is responsible for information about the S&P 500 Index or the S&P Health Care Index.

     The Kilkenny Accounts investment record occurred in a period of primarily strong stock market performance, especially in the healthcare/biotechnology sector, which cannot be assumed over the long term.

                                                      Kilkenny          S&P Health        S&P 500
                  Period (b)                      Accounts (c)(d)     Care Index (e)     Index (f)
----------------------------------------------   -----------------   ----------------   ----------
   Year ended December 31, 1995 (g) ..........          48.77%             36.32%          21.76%
   Year ended December 31, 1996 ..............          22.53%             18.77%          22.94%
   Year ended December 31, 1997 ..............          12.19%             41.65%          33.35%
   Year ended December 31, 1998 ..............          12.94%             42.29%          28.58%
   Year ended December 31, 1999 ..............          77.70%            -11.64%          21.04%
   Year ended December 31, 2000 ..............          65.38%             35.54%          -9.10%
   Year ended December 31, 2001 ..............           8.13%            -12.94%         -11.88%
   Year ended December 31, 2002 ..............         -12.63%            -18.82%         -22.10%
   Period ended December 31, 2003 ............          24.72%             15.06%          28.69%
   Cumulative Return
    May 1, 1995 -- December 31, 2003 .........         699.73%            217.81%         149.48%
   Compound Annualized Return
    May 1, 1995 -- December 31, 2003 .........          27.09%             14.26%          11.12%
   Beta (h) ..................................          0.356              0.592            1.00
   Standard Deviation (i) ....................          30.85%             17.40%          16.58%

Notes:

     (a) The performance information (above and in the following table) reflects the deduction of actual fees, allocations and expenses paid by these accounts. This information has not been adjusted to reflect the Fund's proposed fees and expenses to be borne by the healthcare/biotechnology Separate Investment Account (which will be higher than those charged to the Kilkenny Accounts) and the payment of a sales charge, which would have reduced the performance shown. The SEC has promulgated certain rules that require the presentation of average annual total returns for the most recent 1-, 5- and 10-year (or since inception) periods. Kilkenny Accounts' performance calculated for the most recent 1- and 5-year and since inception periods ended December 31, 2003 are as follows:

                                                                        Since
                                            1-Year        5-Year      Inception
                                         -----------   -----------   ----------
       Kilkenny Accounts .............       24.72%        28.20%       27.09%
       S&P Health Care Index .........       15.06%        -0.53%       14.26%
       S&P 500 Index .................       28.69%        -0.57%       11.12%

     (b) Except for the partial period in 1995, all annual periods are for 12 months ended December 31.

     (c) The performance information is for accounts managed by Kilkenny and results from applying an investment philosophy and methodology that is substantially similar to that which is expected to be used by Kilkenny personnel serving as the Portfolio Manager of the healthcare/biotechnology Separate Investment Account. Future investments, however, will be made under different economic conditions and likely will include different portfolio securities. The performance information is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future comparable to those discussed herein.

     (d) At all times under consideration, assets of the Kilkenny Accounts were between $2.2 million and $255 million. The performance consists of one account from May 1995 through June 1998 and from October 1999 through March 2000, and two accounts from July 1998 through September 1999, and again beginning in April 2000.

     (e) The Standard & Poor's Health Care Index is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base value of 100 as of January 14, 1987. The rate of return of this index has been adjusted to reflect reinvestment of dividends. The statistical data for this index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. Kilkenny does not restrict its selection of securities to those comprising this index and will not do so in managing a Separate Investment Account for the Fund. Accordingly, the performance of the Kilkenny Accounts set forth above and the performance of this index may not be comparable.

     (f) The Standard & Poor's Composite Index of 500 Stocks (the "Index") rate of return reflects the percentage increase (or decrease) for each period for the Index. The rate of return of the Index has been adjusted to reflect reinvestment of dividends. The statistical data for the Index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. The Index is a well-known, broad based stock market index which contains only seasoned equity securities. Kilkenny does not restrict its selection of securities to those comprising the Index and will not do so in managing a Separate Investment Account for the Fund. Accordingly, the performance of the Kilkenny Accounts set forth above and the performance of the Index may not be comparable.

     (g) Returns for 1995 are for the period May through December 1995. In 1995, Kilkenny began managing assets pursuant to investment objectives, policies and strategies substantially similar to that utilized to manage the Fund's healthcare/biotechnology Separate Investment Account.

     (h) Beta is a measure of systemic risk, or the return that is attributable to market movements. A portfolio with a beta of 1.0 has an expected risk level equal to that of the market (here represented by the S&P 500). Portfolios are considered more risky than the market if their beta is greater than 1.0 or less risky than the market if their beta is less than 1.0.

     (i) Standard deviation is a gauge of risk that measures the spread of the difference of returns from their average. The more a portfolio's returns vary from its average, the higher the standard deviation.

                                                                      Appendix D

                Composite Performance Record of Alkeon Capital
                         Technology Sector Accounts (a)

     Alkeon Capital and its founder, who is primarily responsible for the investment record set forth herein, will act as Sub-Investment Adviser to, and as the Portfolio Manager of, the Fund's technology Separate Investment Account. This appendix contains the investment record of certain accounts managed by Alkeon Capital ("Alkeon Technology Sector Accounts"). The investment record has not been audited. The investment record reflects reinvestment of dividends. The investment record contains composite performance data for all accounts managed by Alkeon Capital pursuant to investment objectives, policies and strategies substantially similar to that which will be utilized to manage the Fund's technology Separate Investment Account. The investment record reflects the deduction of actual fees, allocations and expenses paid by these accounts. The investment record has not been adjusted to reflect the Fund's proposed fees and expenses to be borne by the technology Separate Investment Account (which will be higher than those charged to the Alkeon Capital Accounts) and the payment of a sales charge, which would have reduced the performance shown. Prospective investors should recognize that there are certain differences between the investment policies of the Fund and those of the accounts comprising the composite. Performance of the Fund differs from that of the accounts comprising the composite. These accounts are not all subject to the same investment restrictions and limitations imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code. Were these restrictions and limitations applicable to all these accounts, their performance might have been adversely affected.

     These data should be read in conjunction with the notes thereto. Past performance is not necessarily indicative of future performance. Investing in the Fund involves a high degree of risk. You can lose money. Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but the Fund makes no warranty as to the accuracy or completeness thereof. Information about the S&P 500 Index and the S&P Technology Index has been obtained or derived from sources believed to be reliable but is not warranted as to accuracy or completeness. None of the Fund, the Investment Adviser or Oppenheimer Asset Management, nor any of their respective affiliates, has independently verified and is not responsible for this information, and none of the Fund, the Investment Adviser or Oppenheimer Asset Management, nor any of their respective affiliates, is responsible for information about the S&P 500 Index or the S&P Technology Index.

     The investment record of Alkeon Capital occurred in a period of primarily strong stock market performance, especially in the technology sector, which cannot be assumed over the long term.

                                                         Alkeon Capital
                                                       Technology Sector         S&P
                                                        Accounts (Alkeon     Technology      S&P 500
                     Period (b)                        Personnel) (c)(d)      Index (e)     Index (f)
---------------------------------------------------   -------------------   ------------   ----------
   Year ended December 31, 1997 (g) ...............         -0.51%             -6.35%          1.72%
   Year ended December 31, 1998 ...................         42.02%             77.64%         28.57%
   Year ended December 31, 1999 ...................         96.09%             78.43%         21.04%
   Year ended December 31, 2000 ...................          0.57%            -40.97%         -9.10%
   Year ended December 31, 2001 ...................         -0.84%            -26.00%        -11.88%
   Year ended December 31, 2002 ...................         -5.81%            -37.41%        -22.10%
   Period ended December 31, 2003 .................         34.11%             47.22%         28.69%
   Cumulative Return
    December 1, 1997 -- December 31, 2003 .........        249.09%             19.48%         27.10%
   Compound Annualized Return
    December 1, 1997 -- December 31, 2003 .........         22.81%              2.97%          4.02%
   Beta (h) .......................................         0.840              1.817           1.00
   Standard Deviation (i) .........................         24.65%             38.99%         17.90%

Notes:

     (a) The performance information (above and in the following table) reflects the deduction of actual fees, allocations and expenses paid by these accounts. This information has not been adjusted to reflect the Fund's proposed fees and expenses to be borne by the technology Separate Investment Account (which will be higher than those charged to the Alkeon Technology Sector Accounts) and the payment of a sales charge, which would have reduced the performance shown. The SEC has promulgated certain rules that require the presentation of average annual total returns for the most recent 1-, 5- and 10-year (or since inception) periods. Alkeon Technology Sector Accounts performance calculated for the most recent 1- and 5-year and since inception periods ended December 31, 2003 are as follows:

                                                                 1-Year        5-Year      Inception
                                                                 ------        -------     ---------
       Alkeon Capital Technology Sector Accounts ..........       34.11%        19.82%       22.81%
       S&P Technology Index ...............................       47.22%        -6.41%        2.97%
       S&P 500 Index ......................................       28.69%        -0.57%        4.02%

     (b) Except for the partial period in 1997, all annual periods are for the 12 months ended December 31.

     (c) The performance information is for accounts currently managed by Alkeon Capital (and prior to its founding, certain personnel of Alkeon Capital then managing accounts for CIBC World Markets) and results from applying an investment philosophy and methodology that is substantially similar to that which is expected to be used by Alkeon Capital personnel serving as the Portfolio Manager of the technology Separate Investment Account. Future investments, however, will be made under different economic conditions and likely will include different portfolio securities. The performance information is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future comparable to those discussed herein.

     (d) At all times under consideration, assets of the Alkeon Technology Sector Accounts were between $7.2 million and $1.06 billion. The performance consists of one account from December 1997 through January 1998, increasing to eight accounts beginning in January 2003.

     (e) The Standard & Poor's Technology Index is a capitalization-weighted index of all stocks designed to measure the performance of the technology sector of the Standard & Poor's 500 Index. The index was developed commencing with the period 1941--1943. The rate of return of this index has been adjusted to reflect reinvestment of dividends. The statistical data for this index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. Alkeon Capital does not restrict the selection of securities to those comprising this index and Alkeon Capital will not do so in managing a Separate Investment Account for the Fund. Accordingly, the performance of Alkeon Capital Technology Sector Accounts set forth above and the performance of this index may not be comparable.

     (f) The Standard & Poor's Composite Index of 500 Stocks (the "Index") rate of return reflects the percentage increase (or decrease) for each period for the Index. The rate of return of the Index has been adjusted to reflect reinvestment of dividends. The statistical data for the Index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. The Index is a well-known, broad based stock market index which contains only seasoned equity securities. Alkeon Capital does not restrict the selection of securities to those comprising the Index and Alkeon Capital will not do so in managing a Separate Investment Account for the Fund. Accordingly, the performance of Alkeon Capital Technology Sector Accounts set forth above and the performance of the Index may not be comparable.

     (g) Returns for 1997 are for the period December 1, 1997 through December 31, 1997, when Alkeon's Portfolio Manager began managing assets pursuant to investment objectives, policies and strategies substantially similar to that utilized to manage the Fund's technology Separate Investment Account.

     (h) Beta is a measure of systemic risk, or the return that is attributable to market movements. A portfolio with a beta of 1.0 has an expected risk level equal to that of the market (here represented by the S&P 500). Portfolios are considered more risky than the market if their beta is greater than 1.0 or less risky than the market if their beta is less than 1.0.

     (i) Standard deviation is a gauge of risk that measures the spread of the difference of returns from their average. The more a portfolio's returns vary from its average, the higher the standard deviation.

                           [INTENTIONALLY LEFT BLANK]

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                          Shares of Beneficial Interest

PROSPECTUS

================================================================================
--------------------------------------------------------------------------------




                                [LOGO] ADVANTAGE
                                       ADVISERS





                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                         Shares of Beneficial Interest



                              -------------------
                                   PROSPECTUS
                              -------------------




--------------------------------------------------------------------------------
================================================================================

April 23, 2004

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                           200 Park Avenue, 24th Floor
                            New York, New York 10166
                                 (212) 667-4225

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Advantage Advisers Multi-Sector Fund I (the "Fund"), dated April 23, 2004. A copy of the prospectus may be obtained by contacting the Fund at the address or telephone number set forth above.

                                TABLE OF CONTENTS
ADDITIONAL INVESTMENT POLICIES                                              S-1
INVESTMENT ADVISORY AND OTHER SERVICES                                      S-7
ADDITIONAL POTENTIAL CONFLICTS OF INTEREST                                  S-12
TAXES                                                                       S-14
BROKERAGE                                                                   S-16
GENERAL INFORMATION                                                         S-18
FINANCIAL STATEMENTS                                                        S-19

                         ADDITIONAL INVESTMENT POLICIES
     The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

     The Fund has adopted the following six fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act):

     (1) The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry;

     (2) The Fund will not issue senior securities representing stock, but may borrow money from banks, brokers and other lenders, and may engage in transactions involving the issuance by the Fund of "senior securities" representing indebtedness, to the extent permitted by the 1940 Act.

     (3) The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

     (4) The Fund will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

     (5) The Fund will not purchase or sell commodities, commodity contracts, foreign currency, futures or futures contracts except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

     (6) The Fund will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

     The investment objective of the Fund and its policies with respect to share repurchases (as set forth in the prospectus) are also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).

     Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

     With respect to the investment restriction set forth in no. (1) above, and other policies described herein and in the prospectus, except the incurrence of leverage or the issuance or deemed issuance of a senior security, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Fund is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

Additional Significant Investment Policies

     The Fund intends to reserve its freedom of action with respect to short sales, purchasing securities on margin and the writing of put and call options. The Fund does not intend to limit the percentage amounts of assets to be devoted to such activities. Such activities, however, are subject to the asset coverage requirements of the 1940 Act. See "Certain Portfolio Securities and Other Investment Policies -- Leverage."

Certain Portfolio Securities and Other Investment Policies

     Equity Securities. A significant portion of the Separate Investment Accounts' respective investment portfolios normally will consist of long and short positions in common stocks and other equity securities including, but not limited to, preferred stocks, convertible preferred stocks and convertible debt securities. The values of equity securities change in response to many factors, including, but not limited to, the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

     The Separate Investment Accounts' investments will include securities that are listed on foreign and U.S. securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter and on foreign exchanges may not be traded in the volumes typically found on a national securities exchange in the U.S. Consequently, a Separate Investment Account may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than is required to dispose of the securities of U.S. exchange listed companies.

     There is no minimum required market capitalization of the companies in which a Separate Investment Account may invest, and a Separate Investment Account may invest a significant portion of its assets in securities of companies having smaller market capitalization. Investments in companies with smaller market capitalization are generally riskier than investments in larger, well-established companies. Smaller companies often are more recently formed than larger companies and may have limited product lines, distribution channels and financial and managerial resources. There is often less publicly available information about these companies than there is for larger, more established issuers, making it more difficult for the Investment Adviser or the Portfolio Managers to analyze the value of such companies. The equity securities of smaller companies are often traded over-the-counter and those securities may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, a Separate Investment Account may be required to sell these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies. These companies may not be well known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Additionally, the securities of these companies may be more volatile in price and have less liquidity than the securities of companies having larger market capitalization.

     Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     Preferred Stocks. Preferred stock generally has a preference over an issuer's common stock as to dividends and upon liquidation, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

     Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their debt characteristics and
(iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Investments by the Separate Investment Accounts in convertible securities will generally be considered as equity securities.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a debt security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

     Bonds and Other Debt Securities. A Separate Investment Account may invest a portion of its assets in bonds and other debt securities when, in the judgment of the Investment Adviser (subject to any policies established by the Board of Trustees), such investments are warranted. In addition, a Separate Investment Account may invest in high quality debt securities for temporary defensive purposes and to maintain liquidity. Debt securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

     A Separate Investment Account may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Adviser to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. A Separate Investment Account will not invest more than 20% of its total assets in non-convertible debt securities which have not received an investment grade rating from at least one NRSRO.

     Leverage. The Fund may borrow money for the purchase of securities by a Separate Investment Account, a practice known as "leverage." The use of leverage involves certain risks. In this regard, the Fund for a Separate Investment Account may make margin purchases of securities, borrow money from banks and enter into reverse repurchase agreements. The Fund may also borrow money for temporary or emergency purposes or in connection with the repurchase of shares.

     Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. This involves the transfer of the underlying security to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument.

     Although leverage will increase investment return if a Separate Investment Account earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Separate Investment Account fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of the value of a Separate Investment Account. In the event that a Separate Investment Account's equity or debt instruments decline in value, the Separate Investment Account could be subject to a "margin call" or "collateral call," pursuant to which the Separate

Investment Account must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Separate Investment Account's assets, the Separate Investment Account might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. A Separate Investment Account also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund or any Separate Investment Account incurs the indebtedness. The staff of the Securities and Exchange Commission's Division of Investment Management (the "SEC Staff") takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement. Compliance with the Asset Coverage Requirement will be monitored by the Investment Adviser.

     The SEC Staff has stated that it will not deem a portfolio position involving such instruments to be subject to the Asset Coverage Requirement if an investment company "covers" its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund (which includes each Separate Investment Account) must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Fund's ability to otherwise invest those assets or dispose of those securities.

     In order to obtain "leveraged" market exposure in certain investments and to increase the overall return to a Separate Investment Account of various investments, the Separate Investment Account may purchase options and other derivatives or synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

     Short Sales. A Portfolio Manager may attempt to limit exposure to a possible market decline in the value of its Separate Investment Account through short sales of securities of companies that it (subject to any policies established by the Board) believes possess volatility characteristics similar to those being hedged. In addition, a Portfolio Manager may use short sales for non-hedging purposes to pursue its investment objective. To effect a short sale, a Separate Investment Account will borrow a security from a brokerage firm to make delivery to the buyer. The Separate Investment Account is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Separate Investment Account is required to pay to the brokerage firm any accrued interest or dividend and may be required to pay a premium.

     A Separate Investment Account will realize a gain if the borrowed security declines in price between the date of the short sale and the date on which the Separate Investment Account replaces the security. The Separate Investment Account will incur a loss if the price of the borrowed security increases between those dates. This loss can increase rapidly and without effective limit. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Separate Investment Account may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the same security are receiving similar requests, a "short squeeze" can occur, wherein the Separate Investment Account might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the value of a Separate Investment Account. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund and shareholders.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve a Separate Investment Account's sale of a security to a bank or securities dealer and the Separate Investment Account's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Separate Investment Account. Reverse repurchase transactions are a form of leverage which may also increase the volatility of a Separate Investment Account. The Fund has adopted specific policies designed to minimize certain of the risks of loss associated with reverse repurchase transactions.

     Special Investment Instruments and Techniques. A Portfolio Manager may utilize a variety of special investment instruments and techniques (described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Fund's investment objective. These strategies may be executed through derivative transactions. The instruments a Portfolio Manager may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that a Portfolio Manager may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Fund's investment objective.

     Call and Put Options on Individual Securities. A Portfolio Manager may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

     A covered call option written by a Separate Investment Account is a call option with respect to the Separate Investment Account which owns the underlying security. The sale of such an option exposes the Separate Investment Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option written by a Separate Investment Account is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund's books or with the Fund's custodian to fulfill the obligation undertaken. The sale of such an option exposes the Separate Investment Account during the term of the option to a decline in price of the underlying security while depriving the Separate Investment Account of the opportunity to invest the segregated assets.

     A Separate Investment Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Separate Investment Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Separate Investment Account would ordinarily make a similar "closing sale transaction," which involves liquidating the Separate Investment Account's position by selling the option previously purchased, although the Separate Investment Account would be entitled to exercise the option should it deem it advantageous to do so. A Separate Investment Account may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

     Option transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Separate Investment Account bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, the Separate Investment Account may have difficulty closing out its position. Over-the-counter options purchased and sold by a Separate Investment Account may also include options on baskets of specific securities.

     Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     Call and Put Options on Securities Indices. A Separate Investment Account may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment strategy and the Fund's investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Separate Investment Account correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Separate Investment Account will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use of options on stock indices will be subject to a Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Additional Derivative Transactions. A Separate Investment Account may take advantage of opportunities in the area of swaps, options on various underlying instruments, swaptions and certain other customized derivative instruments. In addition, a Separate Investment Account may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use by a Separate Investment Account or which are currently not available, but which may be developed, to the extent such opportunities are both consistent with the Portfolio Manager's investment strategy and the Fund's investment objective and legally permissible for the Fund. Special risks may apply to instruments that are invested in by a Separate Investment Account in the future, which risks cannot be determined at this time or until such instruments are developed or invested in by a Separate Investment Account.

     A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional," amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease a Separate Investment Account's investment exposure to the particular interest rate, currency, commodity or equity involved. A swaption is an option entitling one party to enter into a swap agreement with the counterparty. In addition to swaps and swaptions, a Separate Investment Account may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risk of loss.

     Lending Portfolio Securities. The Fund may lend securities of a Separate Investment Account to domestic and foreign brokers, dealers and financial institutions. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned security and may receive a premium for lending the securities. Lending portfolio securities may result in income to the Fund, but there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. Securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value.

     When-Issued and Forward Commitment Securities. A Separate Investment Account may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Separate Investment Account to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Separate Investment Account. When-issued securities and forward commitments may be sold prior to the settlement date. If a Separate Investment Account disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions by Separate Investment Accounts in the aggregate will be subject to the Fund's limitation on indebtedness unless, at the time the Separate Investment Account enters into such a transaction, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold on a forward basis will not honor its purchase obligation. In such cases, the Separate Investment Account may incur a loss.

     Restricted and Illiquid Investments. Although the Separate Investment Accounts will invest primarily in publicly traded securities, the Investment Advisory Agreement permits the Investment Adviser to invest up to 15% of the value of the Fund's total assets (measured at the time of investment) in investments that are illiquid. These investments may include restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by any Separate Investment Account qualify under Rule 144A, and an institutional market develops for those securities, the Separate Investment Account likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule

144A securities could have the effect of increasing the level of the Fund's illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be subject to the 15% of total assets limitation on investments in illiquid securities, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted or illiquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

     Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time a Separate Investment Account may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Separate Investment Account might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

     Restricted securities and illiquid investments involve the risk that the securities will not be able to be sold at the time desired by a Portfolio Manager or at prices approximating the value at which the Separate Investment Account is carrying the securities. As a result, in determining the proportion of the value of its total assets that will be invested in restricted and illiquid investments, the Fund will consider the need to maintain an adequate level of liquidity in its portfolio in order for the Fund to fund the repurchase of shares from shareholders without unnecessarily adversely impacting the value of the Fund's portfolio. See "Repurchase Offers" in the Prospectus.

     Temporary Investments. For defensive purposes, a Portfolio Manager may temporarily invest all or a substantial portion of its Separate Investment Account's assets in high quality debt securities, including money market instruments, or may temporarily hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. Securities will be deemed to be of high quality if they are rated in the top three categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Investment Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, a Portfolio Manager may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

     A Separate Investment Account may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market fixed-income securities, or to maintain such liquidity as may be necessary to effect repurchases of shares or for other purposes.

     Repurchase agreements are agreements under which the Fund or a Separate Investment Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund or a Separate Investment Account at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's or a Separate Investment Account's right to dispose of the securities may be restricted, or the value of the securities may decline before the disposition of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund or a Separate Investment Account may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the disposition of them. If the Fund or a Separate Investment Account enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund or a Separate Investment Account may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result. The Fund has adopted specific policies designed to minimize certain of the risks of loss from the Fund's repurchase agreement transactions.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Subject to the supervision and control of the Board of Trustees, the Investment Adviser manages the assets of the Fund and administers its business and affairs pursuant to an investment advisory agreement (the "Investment Advisory Agreement"). The Investment Advisory Agreement and each sub-investment advisory agreement (each, a "Sub-Investment Advisory Agreement") was approved by the Board (including a majority of the Independent Trustees), at a meeting held in person on January 24, 2003 and approved on April 25, 2003 by the shareholders of the Fund.

     The Investment Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. It makes all decisions regarding the Fund's assets, including monitoring compliance with the investment objective and policies of the Fund. The Investment Adviser makes all decisions regarding investment strategies and styles to be pursued by the Portfolio Managers on behalf of the Fund (subject to the supervision of the Board).

     The Investment Advisory Agreement provides that, in consideration for providing certain management services and for certain administrative services (provided by the Investment Adviser or an affiliate), the Investment Adviser shall be entitled to receive a management fee and Incentive Fees, as set forth under "Fees and Expenses" in the prospectus. The management fee and Incentive Fee arrangements between the Fund and the Investment Adviser were also approved in person by the Board (including a majority of the Independent Trustees) on January 24, 2003.

     The Investment Adviser has been paid management fees and incentive fees by the Fund as set forth in the following table.

                  Period or Year           Management Fees       Incentive Fees
                  --------------           ---------------       --------------

     March 27, 2002-September 30, 2002         $559,000                -0-

     Year Ended September 30, 2003            $1,322,398           $2,773,659

     Each Sub-Investment Advisory Agreement provides that, in consideration for providing certain portfolio management services (as described under "Investment Strategy--Industry Sectors" in the prospectus), each Sub-Investment Adviser shall be entitled to receive a management fee, as set forth under "Fees and Expenses" in the prospectus. The management fee arrangements between the Fund, the Investment Adviser and each Sub-Investment Adviser were approved in person by the Board (including a majority of the Independent Trustees) and by the Fund's sole shareholder.
     Each Sub-Investment Adviser has been paid management fees by the Investment Adviser as set forth in the following table.

          Sub-Investment Adviser      March 27-September 30, 2002      Year Ended September 30, 2003
          ----------------------      ---------------------------      -----------------------------
     Alkeon Capital                            $34,645                           $92,040

     Kilkenny Capital                          $34,930                           $87,641

     KBW Asset Management                      $35,783                           $84,783

     The Investment Advisory Agreement generally provides that Incentive Fees with respect to any Separate Investment Account will be calculated and paid (if any) to the Investment Adviser at the end of each fiscal period, which will generally be on each fiscal year end of the Fund or more frequently in the event that the Fund is required to fund share repurchase requests at the end of any fiscal quarter. For purposes of calculating Incentive Fees in the event that the Portfolio Manager or group of associated Portfolio Managers of a Separate Investment Account is terminated (whether pursuant to the termination of the Sub-Investment Advisory Agreement or the Investment Advisory Agreement (as set forth below) or the termination of any such Portfolio Manager or group of associated Portfolio Managers, including due to their death or disability) at a time when the Fund has accrued an Incentive Fee for such Portfolio Manager's or group of associated Portfolio Managers' Separate Investment Account, the Investment Advisory Agreement provides that the Fund will treat the termination date as if such date were a Fiscal Period ending on the Fund's fiscal year end.

     Management services provided by the Investment Adviser will include, among others: supervising and managing the investment and reinvestment of, the Fund's assets and, in connection therewith, having complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund consistent with the investment objective, policies and restrictions of the Fund, subject to the overall supervision of the Board of Trustees; supervising continuously the investment program of the Fund and the composition of its investment portfolio and, in connection therewith, identifying, making arrangements for and retaining Portfolio Managers to assist in managing the Fund's assets and monitoring adherence by the Portfolio Managers to the investment strategies selected for use by the Fund; arranging for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; and providing, or arranging to have provided, investment research to the Fund.

     Those certain administrative services provided by the Investment Adviser will include: overseeing the determination and publication of the Fund's net asset value in accordance with the Fund's policy with respect thereto as adopted from time to time by the Board of Trustees; overseeing the maintenance by the Fund's custodian and transfer agent and dividend disbursing agent of certain books and records of the Fund as required under Rule 31a-1(b)(4) of the 1940 Act and maintaining (or overseeing maintenance by such other persons as approved by the Board of Trustees) such other books and records required by law or for the proper operation of the Fund; overseeing the preparation and filing of the Fund's federal, state and local income tax returns and any other required tax returns; reviewing the appropriateness of and arranging for payment of the Fund's expenses; preparing for review and approval by officers of the Fund financial information for the Fund's semi-annual and annual reports to shareholders, proxy statements (if any) and other communications with shareholders, and arranging for the printing and dissemination of such reports and other communications to shareholders; preparing for review by officers of the Fund semi-annual and annual financial reports for the Fund required to be filed with the Securities and Exchange Commission ("SEC") on Form N-SAR and such other reports, forms and filings to or with the SEC as may required by the 1940 Act, the 1934 Act, the Advisers Act or the Sarbanes-Oxley Act of 2002; preparing reports relating to the business and affairs of the Fund as may be mutually agreed upon and not otherwise appropriately prepared by the Fund's custodian, counsel or auditors; making such reports and recommendations to the Board of Trustees concerning the performance of the independent accountants as the Board of Trustees may reasonably request or deem appropriate; making such reports and recommendations to the Board of Trustees concerning the performance and fees of the Fund's custodian and transfer agent and dividend disbursing agent as the Board of Trustees may reasonably request or deem appropriate; overseeing and reviewing calculations of fees paid to the Fund's service providers; overseeing the Fund's portfolio and performing necessary calculations as required under Section 18 of the 1940 Act; consulting with the Fund's officers, independent accountants, legal counsel, custodian, accounting agent, transfer agent and dividend disbursing agent in establishing the accounting policies of the Fund and monitoring financial and shareholder accounting services; implementing the Fund's share repurchase program as authorized by the Board of Trustees; implementing the Fund's plan to sell additional shares on a continuous or periodic basis; determining amounts available for distribution as dividends and distributions to be paid to shareholders; preparing and arranging for the printing of dividend notices to shareholders; and providing the Fund's dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; preparing such information and reports as may be required by any banks from which the Fund borrows funds; providing such assistance to the Fund's custodian, counsel and auditors as generally may be required to properly carry on the business and operations of the Fund; assisting in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act for the officers and Trustees of the Fund; responding to, or referring to the Fund's officers or transfer agent, shareholder (including any potential shareholder) inquiries relating to the Fund; and supervising any other aspects of the Fund's administration as may be agreed to by the Fund and the Investment Adviser.

     Oppenheimer & Co. and/or the Investment Adviser, in their sole discretion, from time to time may use their own resources (which, in the case of the Investment Adviser, may include profits from the fees it receives from the Fund) to pay additional compensation to brokers or dealers that are selling agents for the performance of certain of the administrative services set forth above (and for certain additional distribution services) in a one-time payment of up to 0.10% of the value of shares sold by such brokers and dealers and trail payments at an annual rate of up to 0.05% of the daily net asset value of the shares held by such brokers and dealers for their customers. Subject to the foregoing, Oppenheimer & Co. and the Investment Adviser may, in their sole discretion, increase or decrease the amount of additional compensation they make from their own resources to such brokers or dealers.

     The Investment Advisory Agreement and each Sub-Investment Advisory Agreement provide for indemnification by the Fund of the Investment Adviser or the Sub-Investment Adviser and each of their respective members, managers, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Investment Adviser's (or the Sub-Investment Adviser's) request as director, officer, partner, member, trustee or the like of another entity) (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of or under the Investment Advisory Agreement or a Sub-Investment Advisory Agreement. Indemnification is (or will be) available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Investment Advisory Agreement (or any Sub-Investment Advisory Agreement).

     The Investment Advisory Agreement and each Sub-Investment Advisory Agreement provide that each will continue in effect for two years and that, after the initial period of effectiveness, will continue in effect for successive 12 month periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding shares of the Fund; or (ii) the vote of a majority of the full Board of Trustees of the Fund. The Investment Advisory Agreement and each Sub-Investment Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, either by: (1) the Fund, by action of the Board of Trustees or by vote of a majority of the outstanding shares of the Fund, on 60 days' written notice; or (2) the Investment Adviser (or the Sub-Investment Adviser) on 60 days' written notice to the Fund. The Investment Advisory Agreement and each Sub-Investment Advisory Agreement provide that each will terminate immediately in the event of "assignment" (as defined in the 1940 Act).

Independent Trustees

                                                                                                           (5)
                                (3)                                                                     Number of
                     (2)       Term of                                                                  Portfolios         (6)
                  Position(s)  Office/                                                                     in             Other
       (1)           Held     Length of                            (4)                                 Fund Complex    Directorships
  Name, Address    with the     Time                     Principal Occupation(s)                       Overseen by       Held by
     and Age         Fund      Served                      During Past 5 Years                           Trustee         Trustee
     -------         ----      ------                      -------------------                           -------         -------
Luis Rubio                   Indefinite/   Dr. Rubio is President of Centro de Investigation Para el
Centro de                    Since         Desarrollo, A.C. (Center of Research Development), an
Investigacion                January 21,   Adjunct Fellow of the Center for Strategic and
Para El            Trustee   2002          International Studies, a Member of the Advisory Board of
Desarrollo, A.C.                           the National Council of Science and Technology of Mexico
Jaime Balmes No.                           and a Director of the Human Rights Commission of Mexico
11, D-2                                    City. He is a Director of the India Fund, Inc. ("India
Los Morales                                Fund") and the Asia Tigers Fund, Inc. ("Asia Fund") which
Polanco                                    affiliates of the Adviser serve as investment adviser; a
Mexico, D.F.                               Director of Advantage Advisors Technology Partners,
11510                                      L.L.C. ("Technology Partners"), for which an affiliate of
Age 48                                     the Investment Adviser serves as investment adviser; and
                                           a member of the Board of Managers of Advantage Advisers
                                           Augusta Fund, L.L.C. ("Augusta"), Advantage Advisers
                                           Alyeska Fund, L.L.C. ("Alyeska"), Advantage Advisers
                                           Sawgrass Fund, L.L.C. ("Sawgrass"), Advantage Advisers
                                           Stratigos Fund, L.L.C. ("Stratigos"), Advantage Advisers
                                           Troon Fund, L.L.C. ("Troon"), Advantage Advisers Whistler
                                           Fund, L.L.C. ("Whistler"), Advantage Advisers Wynstone          13           See column
                                           Fund, L.L.C. ("Wynstone") and Advantage Advisers Xanthus                     (4)
                                           Fund, L.L.C. ("Xanthus"), for which affiliates of the
                                           Investment Adviser serve as investment adviser; a member
                                           of the Management Board of Deauville Europe Fund, L.L.C.
                                           ("Deauville"), for which an affiliate of the Investment
                                           Adviser serves as investment adviser.

Sol Gittleman                Indefinite/   Mr. Gittleman is the Nathan and Alice Gantcher
Ballou Hall,                 Since         Distinquished Professor of Judaic Studies at Tufts
Tufts University,  Trustee   January 21,   University since 2002. Prior to that, he was Senior Vice
Medford, MA                  2002          President and Provost of Tufts University since 1981. He
02155.                                     is a Director of Technology Partners, and a member of           7            See column
Age 69                                     the Board of Managers of Alyeska, Augusta, Sawgrass and                      (4)
                                           Troon and a member of the Management Board of Deauville,
                                           for which an affiliate of the Investment Adviser serves
                                           as investment adviser.

Janet L.                                   Ms. Schinderman has been Associate Dean for Special
Schinderman                                Projects and Secretary to the Board of Overseers at
Columbia                                   Columbia Business School of Columbia University since
Business School              Indefinite/   1990. From 1987 to 1990, she served as Executive
Office of the Dean           Since         Assistant to the President at the Illinois Institute of
101 Uris Hall      Trustee   January 21,   Technology. Ms. Schinderman is also a member of the Board                    See column
Columbia                     2002          of Managers of Alyeska, Augusta, Sawgrass, Stratigos,           10           (4)
New York, NY                               Troon, Whistler, Wynstone and Xanthus for which an
10027                                      affiliate of the Investment Adviser serves as investment
Age 52                                     adviser; a member of the Management Board of Deauville,
                                           for which an affiliate of the Investment Adviser serves
                                           as investment adviser.

Lawrence Becker                            Mr. Becker is currently a private investor in real estate
c/o Oppenheimer              Indefinite/   investment management concerns. From  February 2000
Asset Management             Since         through June 2003, he was Vice President -
Inc.,  200 Park    Trustee   October 29,   Controller/Treasurer for National Financial Partners,
Ave, 24th Fl.,               2003          which specializes in financial services distribution.                        See column
New York, NY                               Prior to that, he was a  Managing Director -                    11           (4)
10166                                      Controller/Treasurer of Oppenheimer Capital and its Quest
Age 48                                     for Value Funds (Oppenheimer Capital is not affiliated
                                           with Oppenheimer Asset Management Inc.). Mr. Becker is
                                           a licensed CPA.

Interested
Trustee

     On February 27, 2004, Howard M. Singer, the Chairman of the Board of Trustees, resigned his trusteeship. Mr. Singer has served as Chairman since the Fund's inception. Mr. Singer had previously terminated employment with Oppenheimer Asset Management and its affiliate. As Mr. Singer was the Fund's only Trustee that was an interested person of the Fund on the Board. The Fund currently has no interested Trustees. The Fund expects to hold a shareholder meeting in the upcoming months to replace Mr. Singer.

     Each of the Trustees except for Mr. Becker was elected to the Board by the sole shareholder of the Fund prior to the Fund's commencement of operations.

     The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if the Trustee is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Trustee may resign, subject to giving 90 days' prior written notice to the other Trustees, and may be removed for cause only, and not without cause, by action taken by a majority of the remaining Trustees followed by the holders of at least 75% of the shares than entitled to vote. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after the appointment at least two-thirds (2/3) of the Trustees then serving have been elected by the shareholders. The Board may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of Trustees then serving.

     Mr. Rubio is not a U.S. resident and substantially all of his assets may be located outside of the United States. Mr. Rubio does not have an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon Mr. Rubio within the United States or to realize judgments of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States. In addition, it is not certain that civil liabilities predicated upon the federal securities laws on which a valid judgment of a court in the United States is obtained would be enforceable in the courts of the jurisdiction in which Mr. Rubio resides.

     The following table sets forth certain information regarding the compensation received by the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Investment Adviser (the "Independent Trustees") from the Fund and from all registered investment companies for which the Investment Adviser or one of its affiliates serve as investment adviser for the year ending September 30, 2003. No compensation is paid by the Fund to Trustees who are "interested persons" (as defined by the 1940 Act) of the Fund or the Investment Adviser.

Compensation Table

                                            Pension or
                                        Retirement Benefits    Estimated Annual              Total Compensation
                        Compensation    Accrued as Part of      Benefits Upon         from Oppenheimer Asset Management
Name of Trustee          From Fund         Fund Expenses          Retirement                  Registered Funds
---------------          ---------         -------------          ----------                  ----------------
Sol Gittleman              $8,800                0                    0                            $27,200
Luis Rubio                $10,200                0                    0                            $71,150
Janet Schinderman         $10,100                0                    0                            $54,200
Lawrence Becker              $0                  0                    0                              $0

Equity Securities Owned by Independent Trustees

                                                                  Aggregate Dollar Range of Equity
                                   Dollar Range of              Securities in All Funds Overseen or
                                  Equity Securities                to be Overseen by Trustee in
Name of Trustee                      in the Fund                  Family of Investment Companies
---------------                      -----------                  ------------------------------
Sol Gittleman                           None                                   None
Luis Rubio                              None                                   None
Janet L. Schinderman                    None                                   None
Lawrence Becker                         None                                   None

     As of January 1, 2004, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Investment Adviser or Oppenheimer & Co. or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Investment Adviser or Oppenheimer & Co.

     Currently, the Independent Trustees are each paid an annual retainer of $7,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Fund, and will be reimbursed by the Fund for their reasonable out-of-pocket expenses. The Trustees do not and will not receive any pension or retirement benefits from the Fund.

     The Board has formed an Audit Committee, comprised of the Independent Trustees, which meets semi-annually at a minimum, and may meet more frequently as needed. Mr. Becker has been appointed as Chairman of the Audit Committee and the Board has determined that he is an "audit committee financial expert." The functions of the Audit Committee are: (i) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (iii) to the extent there are Trustees who are not members of the Audit Committee, to act as a liaison between the Fund's independent auditors and the Board. The Board has formed a standing nominating committee composed of the Independent Trustees.

     The Board has also formed a Nominating Committee, comprised of the Independent Trustees, for the purpose of selecting and nominating persons to serve in the capacity of Independent Trustee. The Nominating Committee shall accept nominations for the office of Trustee made by shareholders of the Fund as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the chairman of the Committee, including the nominee's biographical information and the qualifications of the proposed nominee.

Fund Officers

     In accordance with the Declaration of Trust, the Board has selected the following persons to serve as officers of the Fund:

                            Term of
                            Office
                             and
    Name,     Position(s) Length of
 Address(1)    Held With     Time                                   Principal Occupation(s)
   and Age    The Fund(2)   Served                                    During Past 5 Years
   -------    -----------   ------                                    -------------------
Marshall         Chief        Indefinite/    Mr. Dornfeld is a Managing Director at Oppenheimer Asset Management.  Mr. Dornfeld is
Dornfeld         Executive    Since          also currently the Managing Director of Oppenheimer's Alternative Investments Group.
Age 42           Officer,     February       Mr. Dornfeld has been in the financial services industry since 1986, and has held a
                 President    2004           variety of positions with CIBC World Markets and its predecessors since 1991.  Mr.
                 and                         Dornfeld also chairs Oppenheimer's Product Development and Acceptance Committee and
                 Secretary                   is a member of Oppenheimer's National Sales Oversight Committee.

A. Tyson         Vice         Indefinite/    Mr. Arnedt is a Senior Vice President at Oppenheimer Asset Management. Prior to that,
Arnedt           President    Since          Mr. Arnedt was an Executive Director of CIBC World Markets. Prior to joining CIBC
Age 42                        January        World Markets in 1998, he was an associate attorney in the New York offices of
                              2002           Dechert (1997-1998) and Seward & Kissel (1992-1997).

                              Indefinite/    Mr. Kaye is a Senior Vice President at Oppenheimer Asset Management. Prior to that,
Alan E. Kaye                  Since          Mr. Kaye was an Executive Director, Finance, of CIBC World Markets. Mr. Kaye has been
Age 52           Treasurer    January        in the financial services industry with CIBC World Markets and its predecessors since
                              2002           1976. Mr. Kaye also serves as Treasurer of the India Fund and the Asia Fund.

                              Indefinite/
Barbara Pires    Vice         Since          Ms. Pires is a Senior Vice President at Oppenheimer Asset Management. Prior to that,
Age 51           President    January        Barbara Pires was Executive Director, Compliance, of CIBC World Markets Asset
                              2002           Management Division. Ms. Pires has been in the securities industry since 1970.

(1) The address of each officer is c/o Oppenheimer Asset Management, 200 Park Avenue, 24th Floor, New York, New York 10166.

(2) Officers are not compensated by the Fund.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of March 1, 2004, the Investment Adviser held of record the following shares.

                                                                          Amount and Nature
                                                                            of Beneficial
Title of Class           Name and Address of Beneficial Owner(1)              Ownership           Percent of Class
--------------           ---------------------------------------              ---------           ----------------
Common Shares                    Investment Adviser                       5,936.842 shares               *

* Less than one percent.

                   ADDITIONAL POTENTIAL CONFLICTS OF INTEREST

Participation in Investment Opportunities

     The Investment Adviser may provide, and the Sub-Investment Advisers (or their affiliates) provide, investment advice for certain private investment funds and may be appointed in the future to serve as the investment adviser or portfolio manager to other registered investment companies, private investment partnerships or managed accounts that may pursue investment strategies similar to that of the Fund (the "Similar Accounts"). As a general matter, the Investment Adviser (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Investment Adviser or the Sub-Investment Advisers for investment for the Similar Accounts. There may be circumstances, however, under which the Investment Adviser or the Sub-Investment Advisers will cause one (or more) of the Similar Accounts to commit a different percentage of its assets to an investment opportunity than the Investment Adviser or the Portfolio Managers will cause the Fund to commit its (or any Separate Investment Account's) assets. There may also be circumstances under which the Investment Adviser or the Sub-Investment Advisers will consider or recommend participation by the Similar Accounts in investment opportunities in which the Investment Adviser or such associated Portfolio Manager does not intend to invest on behalf of the Fund.

     The Investment Adviser will evaluate for the Fund, and it is anticipated that the Sub-Investment Advisers will evaluate for each Similar Account, a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Fund (a Separate Interest Account) or a Similar Account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account.

Because these considerations may differ for the Fund and the Similar Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Similar Accounts may differ from time to time. In addition, the fees and expenses of the Fund may differ from those of the Similar Accounts. Accordingly, prospective Investors should note that the future performance of the Fund and the Similar Accounts may vary.

     When the Investment Adviser and a Portfolio Manager/Sub-Investment Adviser determine that it would be appropriate for the Fund and one or more Similar Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with the Investment Adviser's responsibilities under the Advisers Act and the 1940 Act and Investment Adviser's and the Sub-Investment Adviser's own internal procedures. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Similar Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Adviser and the Sub-Investment Advisers will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders. Because investment decisions for each Separate Investment Account are made by Portfolio Managers, who will be responsible for placing orders for their Separate Investment Account, orders for the three Separate Investment Accounts will not be aggregated together but may be aggregated with orders placed by the Sub-Investment Advisers.

     Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by Portfolio Managers or the Sub-Investment Advisers. These situations may be based on, among other things, the following:
(i) legal restrictions on the combined size of positions that may be taken for the Fund and the Similar Accounts, thereby limiting the size of the Fund's position; (ii) the difficulty of liquidating an investment for the Fund and the Similar Accounts where the sale of the combined positions cannot be absorbed; or
(iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

     The members of the Investment Adviser, and their directors, managers, officers and employees (including the Portfolio Managers) and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of Fahnestock & Co., the Investment Adviser, a Portfolio Manager or a Sub-Investment Adviser that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Fund and the Investment Adviser have adopted a Joint Code of Ethics and each Sub-Investment Adviser has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Joint Code of Ethics and each Sub-Investment Adviser's code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Joint Code of Ethics and each Sub-Investment Adviser's code of ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Joint Code of Ethics and each Sub-Investment Adviser's code of ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Other Matters

     The Investment Adviser and the Sub-Investment Advisers will not purchase securities or other property from, or sell securities or other property to, the Fund except that Oppenheimer & Co., Mainsail Group, LLC (an affiliate of Alkeon Capital), or Keefe, Bruyette & Woods may act as broker for the Fund in effecting securities transactions. See "Brokerage." In addition, the Fund may effect certain principal transactions in securities with one or more Other Accounts, except for accounts in which a Sub-Investment Adviser or any affiliate thereof serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from a Sub-Investment Adviser's or any affiliate's appointment as an investment adviser or portfolio manager to the account). These transactions would be effected in circumstances where the Investment Adviser has determined that it would be appropriate for the Fund to purchase and it has been determined that it would be appropriate for such Other Account to sell, or the Fund to sell and such Other Account to purchase, the same security or instrument on the same day. The purchases and sales will be made pursuant to procedures adopted by the Fund pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that: (i) each transaction will be effected for cash consideration at the current market price of the particular securities; (ii) no transaction will involve restricted securities or other securities for which market quotations are not readily available; and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

     The Fund is not permitted to purchase or sell securities of any issuer as to which the Investment Adviser has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Fund's investment performance because the Fund may (i) hold securities of an issuer with respect to which the Investment Adviser has adverse information, or
(ii) not purchase securities of any issuer with respect to which the Investment Adviser has favorable information.

As a result of the investment banking and corporate finance activities of Oppenheimer & Co., the Fund may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Fund may purchase securities during the existence of an underwriting or selling syndicate in which Oppenheimer & Co.) or any of its affiliates, Mainsail Group, LLC or Keefe, Bruyette & Woods is participating only subject to certain conditions. This could have an adverse impact on the Fund's investment performance.

Future investment activities of Oppenheimer & Co. (or its affiliates) or the Sub-Investment Advisers and their principals, partners, directors, officers or employees, including the Portfolio Managers, may give rise to additional conflicts of interest.

                                      TAXES

Federal Income Taxation of the Fund

     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

     To avoid a 4% excise tax, the Fund will be required to distribute by December 31st of each year at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

Nature of the Fund's Investments

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Distributions to Shareholders

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November, or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains and losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income (or loss) may increase (or decrease) the Fund's income available for distribution.

Sale of Shares

     A shareholder will recognize a gain or loss on the sale of shares (other than a repurchase as described below) equal to the difference between their adjusted basis in the shares sold and the amount received. Generally, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and will be treated as a long-term capital loss if the shares have been held for more than one year. However, any loss recognized upon a taxable sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

Repurchase of Shares

     The repurchase of shares by the Fund generally will be a taxable transaction for federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend. A repurchase of shares generally will be treated as a sale or exchange if the receipt of cash by the shareholder results in a "complete redemption" of the shareholder's interest in the Fund or is "substantially disproportionate" or "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests have been met, shares actually owned and shares considered to be owned by the shareholder by reason of certain constructive ownership rules generally must be taken into account. If any of the tests for sale or exchange treatment is met, a shareholder will recognize gain or loss on a redemption equal to the difference between the amount of cash received by the shareholder and the tax basis of the shares redeemed. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss.

     If none of the tests for sale or exchange treatment is met, the amount received by a shareholder on a redemption of shares will be taxable to the shareholder as a dividend to the extent of such shareholder's allocable share of the Fund's current or accumulated earnings and profits. Thus, a shareholder's tax basis in the shares redeemed will not reduce the amount received that is taxable as a dividend. The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's tax basis in the shares sold), and any amount in excess of the shareholder's tax basis would constitute taxable gain. Any remaining tax basis in the shares tendered to the Fund will be transferred to any remaining shares held by such shareholder. In addition, if a tender of shares is treated as a dividend to a tendering shareholder, a constructive dividend may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such tender. The Fund believes, however, that the nature of such repurchases will be such that a tendering shareholder will qualify for sale or exchange treatment as opposed to dividend treatment.

Withholding on Payments to Non-U.S. Shareholders

     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder provided that such shareholder furnishes to the Fund a properly completed Internal Revenue Service Form W-8BEN certifying its non-United States status.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a United States trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed Internal Revenue Service Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's United States trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed Internal Revenue Service Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder that holds shares in the Corporation through a non-United States partnership must provide an Internal Revenue Service Form W-8BEN to the Fund to claim the benefits of an applicable tax treaty. Non-United States investors are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

Backup Withholding

     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and gross proceeds from the sale of shares paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its foreign status (in the case of a Non-U.S. Shareholder), (ii) the Internal Revenue Service notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Gross proceeds from the sale of shares may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed Internal Revenue Service Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Information Reporting

     The Fund must report annually to the Internal Revenue Service and to each shareholder the amount of dividends, capital gain dividends and gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the Internal Revenue Service and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

General

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                    BROKERAGE

     Portfolio Managers are responsible for placing orders for the execution of their respective Separate Investment Accounts' portfolio transactions and the allocation of brokerage transactions. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund's brokerage policies.

     In selecting brokers to effect transactions on behalf of the Fund, Portfolio Managers seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities. Although Portfolio Managers will generally seek reasonably competitive commission rates, Portfolio Managers will not necessarily pay the lowest commission available on each transaction. Portfolio Managers have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

     Consistent with the principle of seeking best price and execution, Portfolio Managers may place brokerage orders on behalf of a Separate Investment Account with brokers (including affiliates of the Fund) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Portfolio Managers determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Portfolio Managers to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In addition, Portfolio Managers are authorized to take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Adviser); provided that the Portfolio Managers believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund's securities be purchased from or sold to the Investment Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Information and research received from such brokers will be in addition to, and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement. The expenses of the Investment Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Adviser, the Portfolio Managers or their respective affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Investment Adviser or any Portfolio Manager in connection with the Fund. Conversely, the information provided to the Investment Adviser or any Portfolio Manager by brokers and dealers through which other clients of the Investment Adviser, the Portfolio Managers or their respective affiliates effect securities transactions may be useful to the Investment Adviser or any Portfolio Manager in providing services to the Fund.

     Although the Fund cannot accurately predict its portfolio turnover for the Separate Investment Accounts, the Fund generally expects that its annual portfolio turnover rate to significantly exceed that of other registered investment companies. The Fund's portfolio turnover rate may result in brokerage expenses that may exceed those of other registered investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the shareholders as ordinary income. Portfolio Managers intend to execute portfolio brokerage transactions through Oppenheimer & Co., Keefe, Bruyette & Woods or Mainsail Group, LLC as well as other non-affiliated brokers. Transactions with any affiliated broker would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940
Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

     Since March 27, 2002 (commencement of operations) through September 30, 2003, the Fund paid total brokerage commissions to certain affiliated broker-dealers as follows:

                                     March 27, 2002 -             Year Ended
         Affiliated Broker          September 30, 2003        September 30, 2003
         -----------------          ------------------        ------------------

         Oppenheimer & Co.(1)               $0                      $11,887
      Keefe, Bruyette & Woods(2)          $23,377                   $21,027
        Mainsail Group, LLC(3)              $0                      $41,249
     CIBC World Markets Corp.(4)          $12,641                   $22,641

     For the fiscal year ended September 30, 2003, the percentage of the Fund's aggregate brokerage commissions paid and the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the affiliated brokers named below, respectively, are as follows.

                                                                      Percentage of the Fund's
                                            Aggregate                 Aggregate Dollar Amount
         Affiliated Broker          Brokerage Commissions Paid            of Transactions
         -----------------          --------------------------            ---------------
         Oppenheimer & Co.                    0.85%                            0.54%
     Keefe, Bruyette & Woods(2)               1.51%                            3.14%
        Mainsail Group, LLC                   2.95%                            1.72%
     CIBC World Markets Corp.(4)              1.62%                            1.54%

-------------
(1)  Oppenheimer & Co. was not an affiliated broker during 2002.

(2) Substantially all of KBW Asset Management's research is provided by Keefe, Bruyette & Woods. As a result of the provision of such services, KBW Asset Management directed its Separate Investment Account's brokerage transactions to Keefe, Bruyette & Woods on a frequent basis. For the fiscal year ended September 30, 2003, KBW Asset Management directed $11,405,256.87 in brokerage transactions to Keefe, Bruyette & Woods and paid $21,027 therefor.

(3)  Mainsail Group, LLC was not an affiliated broker during 2002.

(4)  As of June 4, 2003, no longer an affiliated broker.

     Morgan Stanley & Co., Inc. serves as the Fund's prime broker.

                               GENERAL INFORMATION

Administrator, Custodian, Transfer Agent and Dividend Paying Agent

     PFPC, Inc. ("PFPC") provides certain administrative, accounting and investor services, including acting as transfer agent and dividend paying agent, to Oppenheimer Asset Management's U.S. funds, including the Fund. PFPC, the second largest provider of mutual fund administrative services in the United States, is an indirect, wholly-owned subsidiary of PNC Bank Corp. and an affiliate of PNC Bank, N.A. Through its offices in Delaware, Pennsylvania and Massachusetts, PFPC performs accounting and administrative services for a wide variety of mutual funds and other pooled investment vehicles.

     PFPC Trust Company ("PFPC Trust") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Trustees of the Fund in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian. PFPC Trust's principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809.

Expert

     Ernst & Young LLP, 5 Times Square, New York, New York, 10036 acts as independent auditors for the Fund and in such capacity audits the Fund's annual financial statements and financial highlights.

Legal Matters

     The validity of the shares offered hereby has been passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, One Beacon Street, Boston, Massachusetts 02108.


     As of the date of the Fund's prospectus and this SAI, the Fund is preparing to notify persons who purchased shares of the Fund after February 1, 2004 but prior to the date of the Fund's prospectus and this SAI that the Fund will, at their request, repurchase such shares at a price equal to the investor's purchase price plus interest thereon. This notice will be sent to approximately 96 shareholders and covers shares having an aggregate original purchase price of $7,136,206.43. The Fund is sending this notice because, during the period in question, the Fund's prospectus did not contain certain updated information, including updated financial statements required by the Securities Act. Oppenheimer & Co. and Oppenheimer Asset Management have undertaken to the Fund that they will reimburse the Fund for any net loss incurred by the Fund as a result of the foregoing (the price paid to investors in repurchase of their shares less the net asset value of the shares at the time they are repurchased, plus interest on such amount through the expiration date of the offer to repurchase covering such shares).

                              FINANCIAL STATEMENTS

     The following comprise the financial statements of the Fund.

o Statement of Assets and Liabilities
o Statement of Operations
o Statement of Changes in Net Assets
o Notes to Financial Statements
o Schedule of Portfolio Investments
o Schedule of Securities Sold, Not Yet Purchased
o Schedule of Written Options
o Report of Independent Auditors

                         Report of Independent Auditors

To the Shareholders and Board of Trustees of Advantage Advisers
   Multi-Sector Fund I

We have audited the accompanying statement of assets and liabilities of Advantage Advisers Multi-Sector Fund I (the "Fund"), including the schedules of portfolio investments, securities sold, not yet purchased and written options, as of September 30, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advantage Advisers Multi-Sector Fund I at September 30, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

November 21, 2003

                     Advantage Advisers Multi-Sector Fund I

                       Statement of Assets and Liabilities

                                                                                               Year Ended
                                                                                           September 30, 2003
                                                                                           ------------------
Assets

Investments in securities, at market (cost-- $89,456,998)...................................     $ 99,836,812
Cash and cash equivalents...................................................................       36,660,869
Due from broker.............................................................................        6,331,946
Receivable for investment securities sold...................................................        3,892,570
Receivable for Fund shares sold ............................................................        1,523,317
Dividends receivable........................................................................           57,562
Interest receivable.........................................................................           18,143
Other assets................................................................................           18,504
                                                                                                       ------
      Total assets..........................................................................      148,339,723
                                                                                                  -----------

Liabilities

Securities sold, not yet purchased, at market (proceeds -- $ 16,941,830)....................       17,952,385
Options written, at market (premiums-- $ 199,668)...........................................          142,135
Payable for investment securities purchased ................................................        4,001,393
Accrued incentive fees......................................................................        2,773,659
Due to Investment Adviser...................................................................          181,721
Custodial fees payable......................................................................           77,594
Dividends payable on securities sold, not yet purchased.....................................           26,908
Administration fees payable.................................................................           20,508
Accrued expenses............................................................................          414,735
                                                                                                      -------
      Total liabilities.....................................................................       25,591,038
                                                                                                   ----------
         Net Assets.........................................................................     $122,748,685
                                                                                                 ============

Net assets

Represented by:
Shares of beneficial interest-- $0.001 par value; 16,000,000 shares authorized;
    4,735,619 shares issued and outstanding ................................................     $      4,736
Additional paid-in-capital..................................................................      110,741,960
Accumulated net investment loss.............................................................         (28,000)
Undistributed net realized gain from investment transactions................................        2,603,197
Net unrealized appreciation of investments..................................................        9,426,792
                                                                                                    ---------
         Net Assets ........................................................................     $122,748,685
                                                                                                 ============
Net asset value per share...................................................................     $      25.92
                                                                                                 ============


   The accompanying notes are an integral part of these financial statements.

                     Advantage Advisers Multi-Sector Fund I

                            Statement of Operations

                                                                                                 Year Ended
                                                                                              September 30, 2003
                                                                                              ------------------
Investment Income
  Dividends (net of foreign tax withholding of $3,760).....................................       $   622,213
  Interest.................................................................................           462,386
                                                                                                      -------
        Total investment income............................................................         1,084,599
                                                                                                    ---------

Expenses
  Incentive fees...........................................................................         2,773,659
  Advisory fees............................................................................         1,322,398
  Offering costs...........................................................................           568,291
  Legal and registration fees..............................................................           332,067
  Shareholder servicing fees...............................................................           264,480
  Custody fees.............................................................................           234,689
  Audit and tax fees.......................................................................           208,638
  Stock loan interest expense..............................................................           192,979
  Transfer agent...........................................................................           120,031
  Administration fees......................................................................           1ll,935
  Dividends on securities sold, not yet purchased..........................................           101,141
  Insurance................................................................................            39,933
  Trustees' fees...........................................................................            17,798
                                                                                                       ------
        Total expenses.....................................................................         6,288,039
                                                                                                    ---------
  Net investment loss......................................................................        (5,203,440)
                                                                                                  -----------

Realized gain (loss) and unrealized appreciation from investment activities
  Realized gain (loss) from investment transactions
     Investment securities.................................................................        13,234,729
     Purchased options.....................................................................        (1,850,481)
     Securities sold, not yet purchased....................................................        (1,427,110)
     Written options ......................................................................           215,063
                                                                                                      -------
     Net realized gain from investment transactions........................................        10,172,201
  Net change in unrealized appreciation of investments.....................................        12,985,682
                                                                                                   ----------
     Net realized and unrealized gain from investment activities...........................        23,157,883
                                                                                                   ----------
     Net increase in net assets resulting from operations..................................       $17,954,443
                                                                                                  ===========


The accompanying notes are an integral part of these financial statements.

                     Advantage Advisers Multi-Sector Fund I

                            Statement of Operations

                                                                                           Period from
                                                                                         March 27, 2002
                                                                                        (commencement of
                                                                   Year Ended            operations) to
                                                               September 30, 2003      September 30, 2002
                                                               ------------------      ------------------
From operations:

  Net investment loss..................................           $ (5,203,440)          $ (1,328,393)

  Net realized gain (loss) from investment transactions             10,172,201             (1,972,621)
  Net change in unrealized appreciation (depreciation)
    of investments.....................................             12,985,682             (3,558,890)
                                                                  ------------           ------------

   Net increase (decrease) in net assets resulting from
     Operations........................................             17,954,443             (6,859,904)
                                                                  ------------           ------------
From beneficial interest transactions:

  Proceeds from sale of shares.........................             30,794,422            101,447,116

  Costs of shares repurchased..........................            (18,793,330)            (1,794,062)
                                                                  ------------           ------------

   Net increase in net assets from beneficial interest
      transactions:....................................             12,001,092             99,653,054
                                                                  ------------           ------------

   Net assets at beginning of period...................             92,793,150                     --
                                                                  ------------           ------------

   Net assets at end of period.........................           $122,748,685           $ 92,793,150
                                                                  ============           ============


  The accompanying notes are an integral part of these financial statements.

                     Advantage Advisers Multi-Sector Fund I
               Notes to Financial Statements -- September 30, 2003

1.   Organization

     Advantage Advisers Multi-Sector Fund I (the "Fund") was organized in the State of Delaware on August 14, 2001 as a closed-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund commenced operations on March 27, 2002. Advantage Advisers, L.L.C. (the "Investment Adviser"), a Delaware limited liability company ultimately controlled by Oppenheimer Asset Management Inc. ("OAM"), is responsible for the Fund's investment activities pursuant to an investment advisory agreement with the Fund. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as trustees of the Fund, (collectively the "Board" and each member a "Trustee").

     On December 10, 2002, Canadian Imperial Bank of Commerce, CIBC World Markets Corp. ("CIBC WM"), Fahnestock & Co. Inc. ("Fahnestock") and Fahnestock Viner Holdings Inc. ("FVH") announced that Fahne-stock and FVH had agreed to acquire the U.S. brokerage and asset management business of CIBC WM, including the Investment Adviser. The acquisition of the U.S. brokerage business closed on January 3, 2003. The acquisition by Fahnestock and FVH of CIBC WM's U.S. asset management business was completed on June 4, 2003. In connection with the June 4, 2003 acquisition, a new investment advisory agreement with the Investment Adviser dated June 5, 2003 was entered into, having been previously approved by the Fund's Board of Trustees and the Fund's shareholders at a special meeting on April 25,2003. In September 2003, Fahnestock & Co. Inc. changed its name to Oppenheimer & Co. Inc. and Fahnestock Viner Holdings Inc. changed its name to Oppenheimer Holdings Inc. Oppenheimer Holdings Inc. is the parent company of OAM.

     The Fund's investment objective is to seek capital appreciation while managing risk through the use of a multi-strategy hedged equity investment program. The term "hedged equity," when used in this context, means the use by the Sub-Investment Advisers of long and short positions in equity securities and other securities having equity characteristics, put and call options, and other special investment techniques including the use of swaps, swaptions, forward contracts, security index options and leverage in order to maximize the potential for capital appreciation and to attempt to preserve capital and, where possible, to profit from adverse or volatile market conditions. The Fund intends to pursue this objective by investing primarily in securities of issuers in three sectors, which are banking/financial services, healthcare/biotechnology and technology. Until otherwise determined by the Fund's Board, the Fund will pursue its investment program by allocating its net assets among three separate investment accounts (each, a "Separate Investment Account"). Each Separate Investment Account will be managed by one or more investment professionals associated with various investment management firms (each, a "Sub-Investment Adviser").

     The Fund is authorized to issue an unlimited number of shares of beneficial interest ("the Shares") at $0.001 par value. The Fund offered 16,000,000 Shares initially at a price of $25 per Share to investors meeting the standards of a qualified client as set forth in Rule 205-3(d)(ii)(A) of the Investment Advisers Act of 1940 ("Qualified Investors"). Shares are made available through Oppenheimer & Co. Inc. ("Oppenheimer"), as principal distributor and CIBC WM as predecessor distributor, on a best efforts basis, subject to various conditions. The minimum investment is $25,000. Investors will be subject to a sales charge of up to 5.26% of the offering price. For the year ended September 30, 2003, Oppenheimer received $221,997 and CIBC WM received $258,223 from sales charges. The Fund is permitted to waive the sales charge for fee based accounts.

                     Advantage Advisers Multi-Sector Fund I
         Notes to Financial Statements -- September 30, 2003 (continued)


1.   Organization (continued)

     On a daily basis, the Fund makes additional sales of its Shares at the net asset value plus applicable sales charge, to investors who are Qualified Investors. The minimum additional investment is $1,000 for investors that are shareholders of the Fund and will include the applicable sales charges. To provide investors with a degree of liquidity, the Fund expects to make quarterly offers to repurchase its Shares. Repurchase offers are limited to 5% to 25% of the Fund's outstanding shares at the Board's discretion.

     The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. The Board has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business, other than the Fund's fundamental investment policies, which can only be changed by a vote of the shareholders. The Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus.

2.   Significant Accounting Policies

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     a. Portfolio Valuation

     Securities and commodities transactions, including related revenue and expenses, are recorded on a trade-date basis, and dividends are recorded on the ex-dividend date basis. Interest income is recorded on the accrual basis.

     The Fund amortizes premium and accretes discount on bonds using the effective yield method.

     The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below under the supervision of the Board.

     Domestic exchange traded securities (other than options) are valued at their last sale prices as reported on the exchanges where those securities are traded or, prior to April 2003, NASDAQ listed securities were valued at the last reported sale price available from NASDAQ. After April 2003, such NASDAQ listed securities were valued at the NASDAQ official closing price. If no sales of those securities are reported on a particular day, the securities are valued based upon their bid prices for securities held long, or their ask prices for securities sold, not yet purchased as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices for securities held long or ask prices for securities sold, not yet purchased as reported by that exchange. Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold, not yet purchased) as obtained from one or more dealers

                     Advantage Advisers Multi-Sector Fund I
         Notes to Financial Statements -- September 30, 2003 (continued)

2.   Significant Accounting Policies (continued)

     a. Portfolio Valuation (continued)

     making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board.

     Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional size trading units. The Investment Adviser will monitor the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

     If in the view of the Investment Adviser, the bid price of a listed option or debt security (or ask price in the case of any such securities sold, not yet purchased) does not fairly reflect the market value of the security, the Investment Adviser may value the security at fair value in good faith and under the supervision of the Board. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by the Investment Adviser or under the supervision of the Board.

     b. Cash Equivalents

     The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2003, $36,660,869 in cash equivalents were held at PNC Bank in an interest bearing money market deposit account.

     c. Organizational Expenses and Offering Costs

     The Fund's organizational expenses have been expensed as incurred. Initial offering costs were amortized to expense on a straight-line basis over a twelve-month period which ended March 28, 2003. Continuing offering costs are expensed as incurred.

     d. Dividends and Distributions

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differ-

                     Advantage Advisers Multi-Sector Fund I
         Notes to Financial Statements -- September 30, 2003 (continued)

2.   Significant Accounting Policies (continued)

     d. Dividends and Distributions (continued)

     ences are permanent, such amounts are reclassified within the paid-in-capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

     During the current fiscal year, permanent differences, primarily due to net operating losses of $5,176,254, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in undistributed net realized gain from investment transactions. The reclassification has no effect on net assets.

     e. Income Taxes

     It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3.   Advisory Fees

     The Fund's Investment Advisory Agreement provides that in consideration for providing certain management services and for certain administrative services the Fund will pay an advisory fee to the Investment Adviser at the annual rate of 1.25% of the Fund's average daily net assets, which is due and payable in arrears within five business days after the end of each month. This fee will be accrued daily as an expense to be paid out of the Fund's net assets and will have the effect of reducing the net asset value of the Fund. The Investment Adviser will pay a fee to each Sub-Investment Adviser for services provided by each Sub-Investment Adviser computed at the annual rate of 0.25% of the average daily net assets of each Sub-Investment Adviser's Separate Investment Account. Each Sub-Investment Adviser, as a non-managing member of the Investment Adviser, will be entitled to share in the Investment Adviser's profits, including advisory fees paid to the Investment Adviser.

4.   Incentive Fees

     The Fund may pay Incentive Fees to the Investment Adviser at the end of each fiscal period. Incentive Fees will be payable to the Investment Adviser from the Fund (out of assets allocated to the Separate Investment Account) based on the independent investment performance of each Separate Investment Account for the fiscal period. The Investment Adviser will be paid an Incentive Fee equal to 20% of each Separate Investment Account's net profit, which is equal to the net realized and unrealized gains or losses and net investment income or loss of the Separate Investment Account for the fiscal period subject to reduction for prior period realized and unrealized losses of the Separate Investment Account that have not previously been offset against its net profits. For the year ended September 30, 2003, the Investment Adviser was entitled to an Incentive Fee of $2,773,659. The Investment Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee with respect to a Separate Investment Account for a fiscal period will not be reversed by the subsequent decline in assets of that Separate Investment Account in any subsequent fiscal period. The Fund will calculate and accrue Incentive Fees daily

                     Advantage Advisers Multi-Sector Fund I
         Notes to Financial Statements -- September 30, 2003 (continued)

4.   Incentive Fees (continued)

     based on each Separate Investment Account's investment performance. The Fund's net asset value will be reduced or increased each day to reflect these calculations. For purposes of calculating the Incentive Fee, expenses of the Fund that are not specifically attributable to any Separate Investment Account will be allocated one third to each Separate Investment Account when incurred. Each Sub-Investment Adviser, as a non-managing member of the Investment Adviser, will be entitled to share in the Investment Adviser's profits, including Incentive Fees of the Investment Adviser.

5.   Shareholder Servicing Fee

     The Fund intends to pay compensation (the "Shareholder Servicing Fee") to selected brokers and dealers, including Oppenheimer and previously CIBC WM, that maintain shares for their customers in accordance with the terms of the several selling and servicing agreements between Oppenheimer and the brokers and dealers for the provisions of shareholder services. The Shareholder Servicing Fee is payable quarterly at an annual rate of 0.25% of the average daily net asset value of outstanding shares held by the brokers and dealers for their customers.

     Oppenheimer earned $203,506 and CIBC WM earned $60,974 of Shareholder Servicing Fees during the year ended September 30, 2003.

6.   Administration Fee

     PFPC Inc. ("PFPC") and its affiliates provide transfer agency, administration, custodial, accounting and investor services to the Fund which are in addition to the services provided by the Investment Adviser, as described above. In consideration for these services, the Fund pays PFPC an administration fee of 0.10% of the Fund's first $200 million of average daily net assets; 0.075% of the next $200 million of average daily net assets and 0.05% of the Fund's average daily net assets in excess of $400 million, subject to an annual minimum fee of $100,000.

7.   Securities Transactions

     Aggregate purchases and sales of investment securities, excluding short-term securities, for the year ended September 30, 2003, amounted to $192,465,400 and $164,738,737, respectively.

     For the year ended September 30, 2003, Oppenheimer earned $11,887 in brokerage commissions from portfolio transactions executed on behalf of the Fund. CIBC WM, which was an affiliate until June 4, 2003, earned $22,641 in brokerage commissions from portfolio transactions executed on behalf of the Fund. Additionally, Mainsail Group, LLC, and Keefe Bruyette & Woods, Inc., both broker affiliates of Fund Sub-Investment Advisers, earned $41,249 and $21,027, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund during the fiscal year.

                     Advantage Advisers Multi-Sector Fund I
         Notes to Financial Statements -- September 30, 2003 (continued)

 8.  Beneficial Interest

     Transactions in shares of beneficial interest were as follows:

                                                                                         For the period
                                                                                         March 27, 2002
                                                                                        (commencement of
                                                            Year Ended September 30,     operations) to
                                                                      2003             September 30, 2002
                                                                     Shares                  Shares
                                                                ----------------        ----------------
          Shares at beginning of period................           4,219,678                      --
                                                                  ---------               ---------
          Shares sold..................................           1,288,792               4,299,580

          Shares repurchased...........................           (772,851)                (79,902)
                                                                  ---------                --------
          Net increase.................................             515,941               4,219,678
                                                                                          ---------
          Shares at end of period......................           4,735,619               4,219,678
                                                                  =========               =========

 9.  Leverage; Borrowing

     The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage was employed. If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

     The Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%. This could prevent the Fund from borrowing to fund the repurchase of shares. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Act or the Fund's borrowing arrangements.

10. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

     In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward contracts, swaps, swaptions, security index options, options, and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the statement of assets and liabilities.

     The Fund maintains cash in bank deposit accounts, which at times may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on cash deposits.

                     Advantage Advisers Multi-Sector Fund I
         Notes to Financial Statements -- September 30, 2003 (continued)

10. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

     Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk, as the Fund's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the statement of assets and liabilities. Primarily all investments in securities sold, not yet purchased and due from broker are positions with, and amounts due from the prime broker. Accordingly, the Fund has a concentration of individual counterpart credit risk with the prime broker. The Fund pledges securities in an account at PFPC Trust, for the benefit of the prime broker, to meet the margin requirement as determined by the prime broker.

     The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as common stock.

     For the year ended September 30, 2003, transactions in purchased options were as follows:

                                                       Call Options                 Put Options
                                                       ------------                 -----------
                                                  Number                       Number
                                               of Contracts      Cost        of Contracts      Cost
                                               ------------      ----        ------------      ----
         Beginning balance..............             120      $   115,042         3,500      $ 1,154,256
         Options purchased..............           1,264        1,371,714        36,021        3,496,238
         Options expired................            (138)        (161,514)       (1,438)        (220,783)
         Options exercised..............              --               --           (14)          (3,892)
         Options closed.................          (1,198)      (1,309,258)      (24,471)      (3,051,185)
                                                 -------      -----------      --------      -----------
         Options outstanding at
           September 30, 2003...........              48      $    15,984        13,598      $ 1,374,634
                                                 =======      ===========      ========      ===========

     When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or index underlying the written option.

     The exercising of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

                     Advantage Advisers Multi-Sector Fund I
         Notes to Financial Statements -- September 30, 2003 (continued)

10. Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

     For the year ended September 30, 2003, transactions in written options were as follows:

                                                  Call Options                            Put Options
                                          ---------------------------          --------------------------------
                                             Number                               Number
                                          of Contracts         Cost            of Contracts             Cost
                                          ------------         ----            ------------             ----
     Beginning balance..............           311          $  82,150                 84             $   30,488
     Options purchased..............         3,392            840,562              7,629              1,156,088
     Options expired................          (784)          (126,710)            (1,804)              (258,643)
     Options exercised..............        (1,244)          (281,075)              (903)              (123,713)
     Options closed.................        (1,427)          (468,123)            (4,040)              (651,356)
                                            -------         ---------             ------             ---------
     Options outstanding at
       September 30, 2003...........           248          $  46,804                966             $  152,864
                                            =======         =========             ======             ==========

11.   Federal Income Tax Information

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

     At September 30, 2003, the components of net assets (excluding paid in capital) on a tax basis were as follows:

     Net operating loss   ....................................                 $        --
     Plus/Less: Cumulative Timing Differences ................                     (28,000)
                                                                               -----------
     Accumulated book net investment loss   ..................                                            $     (28,000)
     Currently distributable net realized capital gain .......                   4,062,228
     Plus/Less: Cumulative Timing Differences ................                  (1,459,031)
                                                                               -----------
     Accumulated book net realized gain ......................                                                2,603,197
     Tax unrealized appreciation .............................                   8,571,537
     Plus/Less: Cumulative Timing Differences ................                     855,255
                                                                               -----------
     Book unrealized appreciation  ...........................                                                9,426,792
                                                                                                          -------------
     Net Assets (excluding paid in capital)   ................                                            $  12,001,989
                                                                                                          =============

     The differences between book and tax basis unrealized appreciation is primarily attributable to wash sales.

     Net Asset Value ........................................                                             $ 122,748,685
     Paid in Capital ........................................                                              (110,746,696)
                                                                                                          -------------

     Net assets (excluding paid in capital) .................                                             $  12,001,989
                                                                                                          =============

     The Fund had realized capital losses after October 31, 2002, which are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer such realized capital losses of $421,277.

                     Advantage Advisers Multi-Sector Fund I
         Notes to Financial Statements -- September 30, 2003 (concluded)

12.  Financial Highlights

                                                                                            For the Period
                                                                     For the              March 27, 2002(f)
                                                                    Year Ended                 through
                                                                September 30, 2003        September 30, 2002
                                                                ------------------        ------------------

     Net asset value per share, beginning of period.....             $  21.99                   $ 23.75(a)
                                                                     --------                   -------
     Income from investment operations (b):
         Net investment loss   .........................                (1.17)                    (0.34)
          Net realized gain (loss) and change in unrealized
             appreciation or depreciation on investments                 5.10                     (1.42)
                                                                     --------                   -------
             Total from investment operations...........                 3.93                     (1.76)
                                                                     --------                   -------
     Net asset value per share, end of period...........             $  25.92                   $ 21.99
                                                                     --------                   -------
      Total return (c)..................................                17.87%                    (7.41%)(d)
                                                                     ========                   =======
      Ratios/supplemental data:
           Net assets (dollars in thousands), end of period          $122,749                   $92,793
           Ratios of expenses to average net assets (e).                 5.99%                     4.21%
        Ratios of net investment loss to average net
            assets (e)..................................                (4.95%)                   (2.95%)
        Portfolio turnover..............................                  258%                      174%(d)

(a) Initial public offering price of $25.00 per share less sales charges of $1.25 per share.

(b) Per share amounts presented are based on average shares outstanding throughout the periods indicated.

(c) Total return is calculated as the change in the net asset value per share for the period. Total return does not reflect sales charges.

(d)  Not annualized for periods of less than one year.

(e) Annualized for periods of less than one year. The computation of such ratios for an individual shareholder may vary from these ratios due to the timing of capital transactions.

(f)  Commencement of operations.

13.  Subsequent Events

     Subsequent to October 31, 2003 and through November 21, 2003, there were additional subscriptions of $9,735,353.

     On October 29, 2003, Lawrence Becker was elected to the Fund's Board of Trustees as a non-interested Trustee and as the Chairman of the Fund's Audit Committee and will function as a financial expert for the purposes of the Sarbanes-Oxley Act of 2002.

                     Advantage Advisers Multi-Sector Fund I

                        Schedule of Portfolio Investments

                                                                                               September 30,
                                                                                                    2003
Shares                                                                                          Market Value
------                                                                                         -------------
                Investments in Securities -- 81.33%
                Common Stock-- 79.79%
                Aerospace/Defense - Equipment -- 0.22%
     9,470             United Defense Industries, Inc.*                                           $  268,853
                                                                                                  ----------

                Applications Software -- 2.89%
    31,200             Citrix Systems, Inc.*                                                         688,896
    20,680             Compuware Corp.*                                                              110,845
     7,230             Mercury Interactive Corp.*                                     (a)            328,314
    78,590             Microsoft Corp                                                 (a)          2,184,016
     5,100             OpenTV Corp.*                                                                  16,830
    18,200             Quest Software, Inc.*                                                         220,220
                                                                                                  ----------
                                                                                                   3,549,121
                                                                                                  ----------
                Broadcasting Services/Programming -- 0.17%
    15,410             Digital Generation Systems, Inc.*                                              33,578
    46,900             New Frontier Media, Inc.*                                                     178,220
                                                                                                  ----------
                                                                                                     211,798
                                                                                                  ----------

                Business-to-Business/E-Commerce -- 0.16%
    65,300             Ariba, Inc.*                                                                  198,512
                                                                                                  ----------

                Cable Television -- 0.86%
    11,980             Comcast Corp., Special Class A*                                (a)            353,889
    18,180             EchoStar Communications Corp., Class A*                        (a)            695,749
                                                                                                  ----------
                                                                                                   1,049,638
                                                                                                  ----------
                Casino Services -- 0.78%
    15,600             International Game Technology                                                 439,140
    45,300             Scientific Games Corp.*                                        (a)            516,873
                                                                                                  ----------
                                                                                                     956,013
                                                                                                  ----------
                Circuit Boards -- 0.25%
    21,200             TTM Technologies, Inc.*                                                       302,736
                                                                                                  ----------
                Commercial Banks - Central U.S. -- 1.70%
    16,200             Commerce Bancshares, Inc.                                                     708,750
    23,800             TCP Financial Corp.                                                         1,141,210
     7,095             Texas Regional Bancshares, Inc., Class A                                      239,740
                                                                                                  ----------
                                                                                                   2,089,700
                                                                                                  ----------


   The accompanying notes are an integral part of these financial statements.

                Schedule of Portfolio Investments -- (continued)
                                                                                                 September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                      ------------------
                Common Stock -- (continued)
                Commercial Banks - Eastern U.S. -- 0.93%
    13,100             M&T Bank Corp.                                                             $1,143,630
                                                                                                  ----------
                Commercial Banks - Southern U.S. -- 4.39%
     4,500             AmSouth Bancorporation                                                         95,490
    46,200             Compass Bancshares, Inc.                                       (a)          1,597,596
     9,100             First Tennessee National Corp.                                                386,386
    62,600             Hibernia Corp., Class A                                        (a)          1,268,276
    48,200             National Commerce Financial Corp.                           (a)(b)          1,199,216
    19,600             SouthTrust Corp.                                                              576,044
     8,900             United Bankshares, Inc.                                                       266,555
                                                                                                  ----------
                                                                                                   5,389,563
                                                                                                  ----------
                Commercial Banks - Western U.S. -- 0.66%
    18,000             First Community Bancorp                                                       602,820
    11,200             Umpqua Holdings Corp.                                                         213,136
                                                                                                  ----------
                                                                                                     815,956
                                                                                                  ----------
                Computers - Integrated Systems -- 0.10%
    12,200             Systems & Computer Technology Corp.*                                          127,246
                                                                                                  ----------
                Computers -- Memory Devices -- 0.99%
     6,400             Hutchinson Technology, Inc.*                                                  211,840
     5,200             M-Systems Flash Disk Pioneers, Ltd.*                                           81,588
     4,100             SanDisk Corp.*                                                                261,334
     9,300             Seagate Technology                                                            252,960
     7,400             Storage Technology Corp.*                                                     178,636
    17,900             Western Digital Corp.*                                         (a)            230,731
                                                                                                  ----------
                                                                                                   1,217,089
                                                                                                  ----------
                Computers Voice Recognition -- 0.01%
     2,400             Nuance Communications, Inc.*                                                   13,896
                                                                                                  ----------
                Consulting Services -- 0.06%
    11,200             DiamondCluster International, Inc.*                                            75,824
                                                                                                  ----------
                Data Processing/Management -- 0.52%
    20,460             VERITAS Software Corp.*                                        (a)            642,444
                                                                                                  ----------
                Dental Supplies & Equipment -- 0.41%
    11,350             DENTSPLY International, Inc.                                   (a)            508,934
                                                                                                  ----------


   The accompanying notes are an integral part of these financial statements.

                                                                                                 September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                       ----------------
                Common Stock -- (continued)
                Diagnostic Equipment -- 0.15%
     14,000            I-STAT Corp*.                                                              $  187,180
                                                                                                  ----------
                Distribution/Wholesale -- 0.37%
      7,800            CDW Corp.                                                      (a)            449,280
                                                                                                  ----------
                Drug Delivery Systems -- 0.33%
      2,400            Atrix Laboratories, Inc.*                                                      49,416
     31,200            Noven Pharmaceuticals, Inc.*                                                  355,680
                                                                                                  ----------
                                                                                                     405,096
                                                                                                  ----------
                E-Commerce/Products -- 0.56%
     14,330            Amazon.com, Inc.*                                              (a)            692,999
                                                                                                  ----------
                E-Commerce/Services -- 1.87%
     36,110            HomeStore, Inc.*                                                              100,025
     31,480            InterActiveCorp.*                                              (a)          1,040,414
     39,670            Priceline.com, Inc.*                                           (a)          1,150,033
                                                                                                  ----------
                                                                                                   2,290,472
                                                                                                  ----------
                E-Marketing/Information -- 0.67%
     41,700            aQuantive,Inc.*                                                               386,142
     40,390            DoubleClick, Inc.*                                                            435,000
                                                                                                  ----------
                                                                                                     821,142
                                                                                                  ----------
                Electronic Components - Miscellaneous -- 1.37%
      4,400            Benchmark Electronics, Inc.*                                   (a)            185,988
     20,800            Flextronics International, Ltd.*                                              294,944
     15,600            Jabil Circuit, Inc.*                                           (a)            406,380
     15,600            Solectron Corp.*                                                               91,260
     40,440            Vishay Intertechnology, Inc.*                                  (a)            708,509
                                                                                                  ----------
                                                                                                   1,687,081
                                                                                                  ----------
                Electronic Components - Semiconductors -- 4.60%
    166,830            Agere Systems, Inc., Class A*                                                 512,168
     24,520            Altera Corp.*                                                  (a)            463,428
     32,800            ATI Technologies, Inc.*                                        (a)            487,080
     20,900            Conexant Systems, Inc.*                                                       118,294
     14,400            ESS Technology, Inc.*                                                         155,232
     48,900            Intel Corp                                                     (a)          1,345,239


   The accompanying notes are an integral part of these financial statements.

                                                                                                September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                      -----------------
                Common Stock -- (continued)
                Electronic Components - Semiconductors - (continued)
     26,335            Intersil Corp., Class A*                                       (a)         $  626,773
     23,500            National Semiconductor Corp.*                                                 758,815
     12,200            PMC-Sierra, Inc.*                                                             160,930
      5,200            QLogic Corp.*                                                                 244,452
     10,800            Silicon Laboratories, Inc.*                                    (a)            485,460
     11,400            STMicroelectronics N.V., NY Shares                             (a)            274,170
                                                                                                  ----------
                                                                                                   5,632,041
                                                                                                  ----------
                Electronic Connectors - 0.46%
     10,820            Amphenol Corp.*                                                (a)            563,181
                                                                                                  ----------

                Electronic Measuring Instruments - 0.57%
     18,800            Agilent Technologies, Inc.*                                    (a)            415,668
     12,460            Trimble Navigation, Ltd.*                                      (a)            288,449
                                                                                                  ----------
                                                                                                     704,117
                                                                                                  ----------
                Enterprise Software/Services - 0.81%
     23,600            BEA Systems, Inc.*                                             (a)            284,380
     26,100            Novell, Inc.*                                                                 139,113
     16,790            SAP AG - Sponsored ADR                                         (a)            510,584
      6,600            Ultimate Software Group, Inc.*                                                 55,770
                                                                                                  ----------
                                                                                                     989,847
                                                                                                  ----------
                Entertainment Software - 0.62%
     31,120            Activision, Inc.*                                              (a)            371,884
     26,100            Atari, Inc.*                                                                  106,749
     16,900            THQ, Inc.*                                                                    277,498
                                                                                                  ----------
                                                                                                     756,131
                                                                                                  ----------
                Filtration/Separation Products - 0.31%
     16,950            Pall Corp.                                                     (a)            380,358
                                                                                                  ----------

                Finance - Auto Loans - 0.21%
      7,500            Westcorp                                                                      262,125
                                                                                                  ----------

                Finance - Credit Card - 0.89%
     19,200            Capital One Financial Corp.                                    (b)          1,095,168
                                                                                                  ----------


   The accompanying notes are an integral part of these financial statements.

                                                                                                 September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                      ------------------
                Common Stock -- (continued)
                Finance - Investment Banker/Broker - 0.73%
      8,600            Citigroup, Inc.                                                (b)         $  391,386
      4,200            Goldman Sachs Group, Inc.                                                     352,380
      2,200            Lehman Brothers Holdings, Inc.                                                151,976
                                                                                                  ----------
                                                                                                     895,742
                                                                                                  ----------
                Financial Guarantee Insurance - 0.89%
     10,800            Ambac Financial Group, Inc.                                    (a)            691,200
      9,100            Radian Group, Inc.                                                            404,040
                                                                                                  ----------
                                                                                                   1,095,240
                                                                                                  ----------
                Gambling - 0.07%
     34,100            Youbet.com, Inc.*                                                              88,319
                                                                                                  ----------

                Identification Systems/Devices - 0.02%
      6,300            SAFLINK Corp.*                                                                 28,980
                                                                                                  ----------

                Insurance Brokers - 1.38%
     55,000            Willis Group Holdings, Ltd.                                 (a)(b)          1,691,250
                                                                                                  ----------

                Internet Application Software - 0.44%
     11,600            At Road, Inc.*                                                                156,020
     17,310            BroadVision, Inc.*                                                             84,871
     20,300            Lionbridge Technologies, Inc.*                                                152,453
     10,408            Portal Software, Inc.*                                                        150,714
                                                                                                  ----------
                                                                                                     544,058
                                                                                                  ----------
                Internet Content - Information/Network - 0.38%
     31,800            Click2learn, Inc.*                                                             57,240
     20,200            CNET Networks, Inc.*                                                          143,016
     38,310            Harris Interactive, Inc.*                                                     269,702
                                                                                                  ----------
                                                                                                     469,958
                                                                                                  ----------
                Internet Infrastruture Software - 0.33%
      5,200            AsiaInfo Holdings, Inc.*                                                       35,048
     26,000            Loudeye Corp.*                                                                 54,860
     37,500            Openwave Systems, Inc.*                                                       158,250
      8,800            RADWARE, Ltd.*                                                                159,720
                                                                                                  ----------
                                                                                                     407,878
                                                                                                  ----------


   The accompanying notes are an integral part of these financial statements.


                                                                                                September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                      -----------------
                Common Stock --- (continued)
                Internet Security - 0.23%
      4,900            Blue Coat Systems, Inc.*                                                   $   53,900
     19,900            Secure Computing Corp.*                                                       232,432
                                                                                                  ----------
                                                                                                     286,332
                                                                                                  ----------
                Internet Telephony - 0.08%
     14,300            GRIC Communications, Inc.*                                                    100,529
                                                                                                  ----------

                Leisure & Recreational Products - 0.53%
      2,600            Multimedia Games, Inc.*                                                        94,614
     24,400            WMS Industries, Inc.*                                          (a)            552,904
                                                                                                  ----------
                                                                                                     647,518
                                                                                                  ----------
                Life/Health Insurance - 0.29%
     11,000            AFLAC, Inc.                                                                   355,300
                                                                                                  ----------

                Medical - Biomedical/Genetics - 5.46%
    102,400            Alexion Pharmaceuticals, Inc.*                                 (a)          1,707,008
        800            Axonyx, Inc.*                                                                   3,624
     24,500            Biogen, Inc.*                                                  (a)            936,635
      6,100            Cell Genesys, Inc.*                                                            76,738
     24,400            CYTOGEN Corp.*                                                                261,568
      8,000            Exact Sciences Corp.*                                                         108,000
    138,400            Genaera Corp.*                                                                640,792
      7,300            Genzyme Corp.*                                                 (a)            337,625
      4,200            ICOS Corp.*                                                                   160,944
     84,100            LifeCell Corp.*                                                               495,349
        330            Ortec International, Inc.*                                                        462
     14,050            Protein Design Labs, Inc.*                                                    194,733
    349,900            Savient Pharmaceuticals, Inc.*                                              1,766,995
                                                                                                  ----------
                                                                                                   6,690,473
                                                                                                  ----------
                Medical - Drugs - 4.52%
      5,250            American Pharmaceutical Partners, Inc.*                                       164,587
      7,700            Angiotech Pharmaceuticals, Inc.*                                              336,105
     47,000            ICN Pharmaceuticals, Inc.                                                     806,520
    136,300            King Pharmaceuticals, Inc.*                                                 2,064,945
     26,740            Pfizer, Inc.                                                                  812,361
     83,300            Serono SA - Sponsored ADR                                                   1,364,454
                                                                                                  ----------
                                                                                                   5,548,972
                                                                                                  ----------


   The accompanying notes are an integral part of these financial statements.

                                                                                                September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                      -----------------
                Common Stock --- (continued)
                Mecial - Generic Drugs - 1.39%
     25,000            Barr Laboratories, Inc.*                                                   $1,705,250
                                                                                                  ----------

                Medical - HMO - 0.60%
      6,360            Anthem, Inc.*                                                  (a)            453,659
      3,700            WellPoint Health Networks, Inc.*                                              285,196
                                                                                                  ----------
                                                                                                     738,855
                                                                                                  ----------
                Medical Imaging Systems - 0.19%
     21,900            Given Imaging, Ltd.*                                                          237,615
                                                                                                  ----------

                Medical Instruments - 0.25%
      6,870            Beckman Coulter, Inc.                                          (a)            312,860
                                                                                                  ----------

                Medical Products - 0.60%
     12,960            Henry Schein, Inc.*                                            (a)            734,832
                                                                                                  ----------

                Multi-line Insurance - 1.33%
     10,000            Allstate Corp.                                                                365,300
      4,700            Old Republic International Corp.                                              155,523
      6,500            PartnerRe, Ltd.                                                (b)            329,355
     22,100            SAFECO Corp.                                                                  779,246
                                                                                                  ----------
                                                                                                   1,629,424
                                                                                                  ----------
                Multimedia - 0.50%
      6,140            E.W. Schripps Co., Class A                                                    522,514
     41,300            Private Media Group, Inc.*                                                     92,512
                                                                                                  ----------
                                                                                                     615,026
                                                                                                  ----------
                Networking Products - 1.61%
     76,850          Cisco Systems, Inc.*                                             (a)          1,501,649
     30,100          Enterasys Networks, Inc.*                                                       120,400
     23,750          Juniper Networks, Inc.*                                                         354,350
                                                                                                  ----------
                                                                                                   1,976,399
                                                                                                  ----------
                Oil-Field Services - 0.18%
     13,180            Varco International, Inc.*                                                    222,874
                                                                                                  ----------

      9,830     Oil Field Machinery & Equipment - 0.17%
                       FMC Technologies, Inc.*                                                       210,559
                                                                                                  ----------

                Pharmacy Services - 0.22%
     11,700            Caremark Rx, Inc.*                                                            264,420
                                                                                                  ----------


   The accompanying notes are an integral part of these financial statements.

                                                                                                September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                       ----------------
                Common Stock --- (continued)
                Power Conversion/Supply Equipment - 0.30%
     10,200            Advanced Energy Industries, Inc.*                                          $  192,474
     10,100            American Power Conversion Corp.*                                              173,114
                                                                                                  ----------
                                                                                                     365,588
                                                                                                  ----------
                Property/Casualty Insurance - 1.02%
     10,800            Chubb Corp.                                                                   700,704
     24,100            Travelers Property Casualty Corp., Class A                                     382,70
      2,100            XL Capital, Ltd.                                               (b)            162,624
                                                                                                  ----------
                                                                                                   1,246,036
                                                                                                  ----------
                Radio - 0.12%
     78,200            Sirius Satelite Radio, Inc.*                                                  143,106
                                                                                                  ----------

                Reinsurance - 1.10%
     17,900            Everest Re Group, Ltd.                                                      1,345,364
                                                                                                  ----------

                Retail - Computer Equipment - 0.09%
     10,200            PC Mall, Inc.                                                                 106,590
                                                                                                  ----------

                S & L Thrifts -Eastern U.S. - 0.94%
     13,700            First Niagara Financial Group, Inc.                                           206,870
     30,000            New York Community Bancorp, Inc.                                              945,300
                                                                                                  ----------
                                                                                                   1,152,170
                                                                                                  ----------
                S & L Thrifts - Western U.S. -- 0.31%
      4,300            Golden West Financial Corp.                                                   384,893
                                                                                                  ----------

                Schools - 0.92%
      8,600            Apollo Group, Inc., Class A*                                   (a)            567,858
      5,100            DeVry, Inc.*                                                                  120,666
      7,640            Education Management Corp.*                                    (a)            440,599
                                                                                                  ----------
                                                                                                   1,129,123
                                                                                                  ----------

                Semiconductor Components - Integrated Circuits -- 3.79%
     17,400            ANADIGICS, Inc.*                                                               82,650
     25,260            Analog Devices, Inc.*                                          (a)            960,385
     26,100            Atmel Corp.*                                                                  104,661
     10,100            Cypress Semiconductor Corp.*                                                  178,568
     25,790            Integrated Circuit Systems, Inc.*                              (a)            774,732
      9,140            Linear Technology Corp.                                                       327,303


   The accompanying notes are an integral part of these financial statements.

                                                                                                 September 30,
                                                                                                     2003
   Shares                                                                                        Market Value
   ------                                                                                      ----------------
                  Common Stock --- (continued)
                  Semiconductor Components - Integrated Circuits- (continued)
      28,550           Marvell Technology Group, Ltd.*                                  (a)        $1,077,763
      17,900           Standard Microsystems, Corp.*                                    (a)           482,942
      40,060           Taiwan Semidonductor Manufacturing Company,  Ltd. -
                               Sponsored ADR*                                           (a)           433,845
      51,044           United Microelectronics Corp.-- Sponsored ADR*                                 230,209
                                                                                                   ----------
                                                                                                    4,653,058
                                                                                                  ----------
                  Semiconductor Equipment -- 2.35%
      36,320           Applied Materials, Inc.*                                                       658,845
       7,800           ASML Holding N.V. *                                                            102,414
      10,500           Asyst Technologies, Inc. *                                                     147,735
      12,800           Axcelis Technologies, Inc.*                                                    105,728
      28,100           Credence Systems Corp.*                                          (a)           323,150
       6,463           FormFactor, Inc.*                                                              139,795
      26,000           Genus, Inc.*                                                                   107,120
       7,550           KLA-Tencor Corp.*                                                              388,070
      30,250           Lam Research Corp.*                                              (a)           670,037
      26,100           Mattson Technology, Inc.*                                                      236,466
                                                                                                   ----------
                                                                                                    2,879,360
                                                                                                  ----------
                  Super - Regional Banks - U.S. -- 4.56%
      15,400           Bank of America Corp.                                            (b)         1,201,816
      12,900           KeyCorp                                                                        329,853
      35,100           National City Corp.                                              (b)         1,034,046
      12,400           Sun Trust Banks, Inc.                                            (b)           748,588
      12,900           U.S. Bancorp                                                                   309,471
      21,800           Wachovia Corp                                                 (a)(b)           897,942
      20,700           Wells Fargo & Co.                                             (a)(b)         1,066,050
                                                                                                   ----------
                                                                                                    5,587,766
                                                                                                  ----------
                 Telecommunication Equipment -- 3.07%
      43,600           Alcatel SA-- Sponsored ADR*                                      (a)           515,788
      19,600           Andrew Corp.*                                                                  240,884
      10,200           AudioCodes, Ltd.*                                                               76,500
      65,250           Avaya, Inc.*                                                                   711,225
      20,800           Comverse Technology, Inc.*                                       (a)           311,168
     330,560           Nortel Networks Corp.*                                                       1,355,296


    The accompanying notes are an integral part of these financial statements

                                                                                                 September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                      ------------------
                  Common Stock -- (continued)
                  Telecommunication Equipment -- (continued)
     40,650            Sonus Networks, Inc.*                                                      $  281,705
      1,500            Symmetricom, Inc.*                                                              9,495
     17,300            Tekelec*                                                                      270,053
                                                                                                  ----------
                                                                                                   3,772,114
                                                                                                  ----------

                  Telecommunication Equipment - Fiber Optics -- 0.59%
     26,100            Corning, Inc.*                                                                245,862
     49,100            Finisar Corp.*                                                                110,475
     20,900            MRV Communications, Inc.*                                                      58,729
     19,900            Optical Communication Products, Inc.*                                          46,964
     53,350            Sycamore Networks, Inc.*                                                      261,415
                                                                                                  ----------
                                                                                                     723,445
                                                                                                  ----------

                  Telecommunication Services -- 0.50%
     14,900            Amdocs, Ltd.*                                                                 280,120
     41,400            PTEK Holdings, Inc.*                                                          337,410
                                                                                                  ----------
                                                                                                     617,530
                                                                                                  ----------

                  Telephone - Integrated-- 0.17%
      7,000            Telefonos de Mexico SA de CV, Class L--
                       Sponsored ADR                                                                 213,850
                                                                                                  ----------

                  Therapeutics -- 3.32%
     89,800            Guilford Pharmaceuticals, Inc.*                                               555,862
      9,600            Hollis-Eden Pharmaceuticals, Inc.*                                            233,856
     97,500            ILEX Oncology, Inc.*                                         (a)(b)         1,619,475
     68,400            United Therapeutics Corp.*                                      (b)         1,545,156
      6,800            Vicuron Pharmaceuticals, Inc.*                                                120,360
                                                                                                  ----------
                                                                                                   4,074,709
                                                                                                  ----------

                  Transport - Services -- 0.07%
      1,300            United Parcel Service, Inc., Class B                            (b)            82,940
                                                                                                  ----------

                  Web Hosting/Design -- 0.72%
     25,040            eCollege.com, Inc.*                                                           504,306
     15,210            Macromedia, Inc.*                                                             376,295
                                                                                                  ----------
                                                                                                     880,601
                                                                                                  ----------


   The accompanying notes are an integral part of these financial statements.

                                                                                                 September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                       -----------------
                  Common Stock -- (continued)
                  Web Portals/ISP -- 4.38%
     53,360            EarthLink, Inc.*                                                          $   439,153
     31,800            GigaMedia, Ltd.*                                                               78,228
     30,220            Netease,com, Inc.-- Sponsored ADR*                              (a)         1,686,880
      9,700            Pacific Internet Ltd.*                                                         70,325
     46,530            SINA Corp.*                                                     (a)         1,663,448
     17,550            Sohu.com, Inc.*                                                 (a)           545,805
     13,100            United Online, Inc.*                                            (a)           454,832
     12,430            Yahoo!, Inc.*                                                   (a)           439,773
                                                                                                 -----------
                                                                                                   5,378,444
                                                                                                  ----------
                  Wireless Equipment -- 0.19%
     26,300            Alvarion, Otd.*                                                               168,583
      3,800            ViaSat, Inc.*                                                                  67,678
                                                                                                 -----------
                                                                                                     236,261
                                                                                                  ----------
                          Total Common Stock (Cost $88,066,380)                                  $97,948,782
                                                                                                 -----------

  Contracts
  ---------
                Purchased Options -- 1.54%
                Call Options -- 0.01%
                    Medical - Drugs -- 0.01%
         48            Cephalon, Inc., 10/18/03, $45.00                                          $    10,800
                                                                                                 -----------
                          Total Call Options (cost $15,984)                                      $    10,800
                                                                                                 -----------

                Put Options -- 1.53%
                  Medical - Drugs -- 0.01%
         48            Cephalon, Inc., 10/18/03, $45.00                                          $     6,480
                                                                                                 -----------

                  Registered Investment Company -- 1.52%
      4,500            Nasdaq-- 100 Index Tracking Stock, 01/17/04, $30.00                           517,500
      9,000            Nasdaq-- 100 Index Tracking Stock, 01/17/04, $31.00                         1,350,000
                                                                                                 -----------
                                                                                                   1,867,500
                                                                                                  ----------


     The accompanying notes are an integral part of these financial statements.

                                                                                                 September 30,
                                                                                                     2003
 Contracts                                                                                       Market Value
 ---------                                                                                    ------------------
                  Put Options -- (continued)
                    Transport - Services -- 0.00%
          50           United Parcel Service, Inc., Class B, 01/17/04, $60.00                    $      3,250
                                                                                                 ------------
                          Total Put Options (Cost $1,374,634)                                    $  1,877,230
                                                                                                 ------------
                          Total Purchased Options (Cost $1,390,618)                              $  1,888,030
                                                                                                 ------------
                          Total Investments (cost $89,456,998)-- 81.33%+                         $ 99,836,812
                                                                                                 ------------
                          Other Assets, Less Liabilities-- 18.67%                                  22,911,873
                                                                                                 ------------
                          Net Assets-- 100.00%                                                   $122,748,685
                                                                                                 ============

(a) Partially or wholly held in a pledged account by the custodian as collateral for securities sold, not yet purchased, and open written options.

(b)  Security held in connection with an open put or call option contract.

*    Non-income producing security.

** Includes $36,660,869 invested in a PNC Bank Money market Account, which is 29.87% of net assets.

ADR -- American Depository Receipt

+    Aggregate cost for Federal income tax purposes is $89,840,939.

     The aggregate gross unrealized appreciation (depreciation) for Federal income tax purposes for all portfolio investments is as follows:

                Excess of value over cost                                                        $11,886,330
                Excess of cost over value                                                         (1,890,457)
                                                                                                 -----------
                                                                                                 $ 9,995,873
                                                                                                 ===========


   The accompanying notes are an integral part of these financial statements.

                     Advantage Advisers Multi-sector Fund I

                 Schedule of Securities Sold, Not Yet Purchased

                                                                                                 September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                      ------------------
                  Securities Sold, Not Yet Purchased -- (14.63%)
                  Common Stock -- (14.63%)
                      Applications Software -- (0.25%)
      4,300            Intuit, Inc.                                                              $  (207,432)
      2,580            National Instruments Corp.                                                   (103,845)
                                                                                                 -----------
                                                                                                    (311,277)
                                                                                                 -----------
                      Automobile - Cars/Light Trucks -- (0.10%)
     11,700            Ford Motor Co.                                                               (126,009)
                                                                                                 -----------
                      Beverages - Non-alcoholic -- (0.16%)
     10,000            Coca-Cola Enterprises, Inc.                                                  (190,600)
                                                                                                 -----------
                      Capacitors -- (0.09%)
      8,490            KEMET Corp.                                                                  (108,163)
                                                                                                 -----------
                      Casino Hotels -- (0.21%)
      4,340            Harrah's Entertainment, Inc.                                                 (182,758)
      2,000            Mandalay Resort Group                                                         (79,220)
                                                                                                 -----------
                                                                                                    (261,978)
                                                                                                 -----------
                      Chemicals - Specialty -- (0.27%)
      5,850            Cabot Microelectronics Corp.                                                 (326,079)
                                                                                                 -----------
                      Commercial Banks - Central U.S. -- (0.63%)
     20,400            Wintrust Financial Corp.                                                     (768,468)
                                                                                                 -----------
                      Commercial Banks - Eastern U.S. -- (1.32%)
     12,200            Commerce Bancorp, Inc.                                                       (584,502)
     37,335            Valley National Bancorp                                                    (1,039,406)
                                                                                                 -----------
                                                                                                  (1,623,908)
                                                                                                 -----------
                      Commercial Services - Finance -- (0.35%)
      7,980            H&R Block, Inc.                                                              (344,337)
      2,400            Paychex, Inc.                                                                 (81,432)
                                                                                                 -----------
                                                                                                    (425,769)
                                                                                                 -----------
                      Common Trust Fund -- (0.44%)
      4,800            Regional Bank HOLDRs Trust                                                   (542,736)
                                                                                                 -----------
                      Computer Services -- (0.18%)
      8,370            Manhattan Associates, Inc.                                                   (216,699)
                                                                                                 -----------
                      Consulting Services -- (0.14%)
      3,640            Corporate Executive Board Co.                                                (170,898)
                                                                                                 -----------


   The accompanying notes are an integral part of these financial statements.

                                                                                                 September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                       ----------------
                  Common Stock -- (continued)
                      Cruise Lines -- (0.18%)
      6,860            Carnival Corp.                                                            $  (225,626)
                                                                                                 -----------

                      Data Processing/Management -- (0.23%)
      5,140            Acxiom corp.                                                                  (81,006)
      4,900            First Data Corp.                                                             (195,804)
                                                                                                 -----------
                                                                                                    (276,810)
                                                                                                 -----------
                      Dental Supplies & Equipment -- (0.26%)
      5,620            Patterson Dental Co.                                                         (323,600)
                                                                                                 -----------
                      Diagnostic Equipment -- (0.36%)
     21,600            I-STAT Corp.                                                                 (288,792)
      5,900            Immucor, Inc.                                                                (159,005)
                                                                                                 -----------
                                                                                                    (447,797)
                                                                                                 -----------
                      Diversified Manufacturing Operations -- (0.12%)
      5,100            General Electric Co.                                                         (152,031)
                                                                                                 -----------

                      Electronic Components - Miscellaneous -- (0.07%)
      5,860            AVX Corp.                                                                     (80,224)
                                                                                                 -----------

                      Electronic Components - Semiconductors -- (0.87%)
      6,790            Cree, Inc.                                                                   (125,751)
      6,400            Fairchild Semiconductor International, Inc.                                  (106,112)
      6,900            Lattice Semiconductor Corp.                                                   (49,059)
      9,120            Microchip Technology, Inc.                                                   (218,333)
      7,490            Semtech Corp.                                                                (138,265)
     12,220            Texas Instruments, Inc.                                                      (278,616)
      7,700            Zoran Corp.                                                                  (150,150)
                                                                                                 -----------
                                                                                                  (1,066,286)
                                                                                                 -----------
                      Electronic Parts Distribution -- (0.24%)
     11,780            Arrow Electronics, Inc.                                                      (216,634)
      4,980            Avnet, Inc.                                                                   (82,270)
                                                                                                 -----------
                                                                                                    (298,904)
                                                                                                 -----------
                      Enterprise Software/Services -- (0.09%)
      2,410            BMC Software, Inc.                                                            (33,571)
      2,500            Hyperion Solutions Corp.                                                      (72,175)
                                                                                                 -----------
                                                                                                    (105,746)
                                                                                                 -----------


   The accompanying notes are an integral part of these financial statements.

                                                                                                 September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                       ----------------
                  Common Stock -- (continued)
                      Food - Retail -- (0.22%)
      4,900            Whole Foods Market, Inc.                                                  $  (270,382)
                                                                                                 -----------
                      Home Decoration Products -- (0.11%)
      6,100            Newell Rubbermaid, Inc.                                                      (132,187)
                                                                                                 -----------
                      Hotels & Motels -- (0.34%)
     13,050            Extended Stay America, Inc.                                                  (194,836)
      6,500            Starwood Hotels & Resorts Worldwide, Inc.                                    (226,200)
                                                                                                 -----------
                                                                                                    (421,036)
                                                                                                 -----------
                      Instruments - Scientific -- (0.37%)
      1,200            Varian, Inc.                                                                  (37,584)
     15,370            Waters Corp.                                                                 (421,599)
                                                                                                 -----------
                                                                                                    (459,183)
                                                                                                 -----------
                      Internet Security -- (0.05%)
      4,220            Network Associates, Inc.                                                      (58,067)
                                                                                                 -----------
                      Medical - Biomedical/Genetics -- (0.44%)
      6,800            Affymetrix, Inc.                                                             (142,732)
      3,900            Amgen, Inc.                                                                  (251,823)
     11,100            Exact Sciences Corp.                                                         (149,850)
                                                                                                 -----------
                                                                                                    (544,405)
                                                                                                 -----------
                      Medical - Drugs -- (1.42%)
      3,200            Abbott Laboratories                                                          (136,160)
     10,350            American Pharmaceutical Partners, Inc.                                       (324,472)
     10,800            AstraZeneca PLC-- Sponsored ADR                                              (468,720)
      1,500            Bradley Pharmaceuticals, Inc.                                                 (40,875)
      2,100            Cubist Pharmaceuticals, Inc.                                                  (22,659)
      6,900            Eli Lilly & Co.                                                              (409,860)
      2,700            MedImmune, Inc.                                                               (89,127)
      2,900            Merck & Co., Inc.                                                            (146,798)
      3,200            OSI Pharmaceuticals, Inc.                                                    (103,904)
                                                                                                 -----------
                                                                                                  (1,742,575)
                                                                                                 -----------
                      Medical - Hospitals -- (0.12%)
      3,900            HCA, Inc.                                                                    (143,754)
                                                                                                 -----------


   The accompanying notes are an integral part of these financial statements.

                                                                                                 September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                       ----------------
                  Common Stock -- (continued)
                      Medical - Outpatient/Home Medical -- (0.09%)
      2,900            Lincare Holdings, Inc.                                                      $(106,285)
                                                                                                   ---------
                      Medical - Wholesale Drug Distribution -- (0.19%)
      4,000            Cardinal Health, Inc.                                                        (233,560)
                                                                                                   ---------
                      Medical Labs & Testing Services -- (0.14%)
      6,200            Laboratory Corporation of America Holdings                                   (177,940)
                                                                                                   ---------
                      Medical Products -- (0.20%)
      4,900            Johnson & Johnson                                                            (242,648)
                                                                                                   ---------
                      Multimedia -- (0.31%)
      3,110            McGraw-Hill Companies, Inc.                                                  (193,224)
      5,000            Viacom, Inc., Class B                                                        (191,500)
                                                                                                   ---------
                                                                                                    (384,724)
                                                                                                   ---------
                      Photo Equipment & Supplies -- (0.19%)
     11,350            Eastman Kodak Co.                                                            (237,669)
                                                                                                   ---------
                      Property/Casualty Insurance -- (0.61%)
      2,700            Progressive Corp.                                                            (186,597)
     15,100            St. Paul Companies, Inc.                                                     (559,153)
                                                                                                   ---------
                                                                                                    (745,750)
                                                                                                   ---------
                      Publishing  - Newspapers -- (0.14%)
      3,640            Dow Jones & Company, Inc.                                                    (172,354)
                                                                                                   ---------
                      Registered Investment Company -- (0.29%)
     14,100            Financial Select Sector SPDR Fund                                            (358,140)
                                                                                                   ---------
                      REITS - Mortgage -- (0.16%)
     11,600            Annaly Mortgage Management, Inc.                                             (190,472)
                                                                                                   ---------
                      Retail - Drug Stores -- (017%)
      6,670            Walgreen Co.                                                                 (204,369)
                                                                                                   ---------
                      Retail - Major Department Stores -- (0.13%)
      7,500            J.C. Penney Company, Inc.                                                    (160,275)
                                                                                                   ---------
                      Retail - Regional Department Stores -- (0.17%)
      3,900            Kohl's Corp.                                                                 (208,650)
                                                                                                   ---------
                      Schools -- (0.14%)
      3,100            Corinthian Colleges, Inc.                                                    (177,196)
                                                                                                   ---------


   The accompanying notes are an integral part of these financial statements.

                                                                                                 September 30,
                                                                                                      2003
  Shares                                                                                          Market Value
  ------                                                                                         --------------
                  Common Stock -- (continued)
                      Semiconductor Components - Integrated Circuits- (0.11%)
     3,830             Emulex Corp.                                                                $ (97,550)
     2,980             Micrel, Inc.                                                                  (36,326)
                                                                                                   ---------
                                                                                                    (133,876)
                                                                                                   ---------

                      Semiconductor Equipment - (0.22%)
     5,400             DuPont Photomasks, Inc.                                                      (122,634)
     2,900             Phototronics, Inc.                                                            (61,654)
     4,500             Teradyne, Inc.                                                                (83,700)
                                                                                                   ---------
                                                                                                    (267,988)
                                                                                                   ---------

                      Super-Regional Banks - U.S. - (0.30%)
    14,600             KeyCorp                                                                      (373,322)
                                                                                                   ---------
                      Telecommunication Equipment - (0.20%)
    15,700             Nokia Oyj - Sponsored ADR                                                    (244,920)
                                                                                                   ---------
                      Telephone - Integrated - (0.62%)
     5,030             ALLTEL Corp.                                                                 (233,090)
     9,220             BellSouth Corp.                                                              (218,330)
     7,740             Citizens Communications Co.                                                   (86,765)
     9,820             SBC Communications, Inc.                                                     (218,495)
                                                                                                   ---------
                                                                                                    (756,680)
                                                                                                   ---------

                      Therapeutics - (0.54%)
       900             Amylin Pharmaceuticals, Inc.                                                  (25,416)
     5,600             Cell Therapeutics, Inc.                                                       (63,672)
     3,100             Esperion Therapeutics, Inc.                                                   (60,078)
     7,400             Medicines Co.                                                                (192,400)
     5,840             NeoPharm, Inc.                                                                (87,600)
     2,600             Neurocrine Biosciences, Inc.                                                 (128,752)
     4,000             Trimeris, Inc.                                                               (100,680)
                                                                                                   ---------
                                                                                                    (658,598)
                                                                                                   ---------


   The accompanying notes are an integral part of these financial statements.

                                                                                                September 30,
                                                                                                     2003
  Shares                                                                                         Market Value
  ------                                                                                      -----------------
                  Common Stock -- (continued)
                      Wireless Equipment -- (0.08%)
     2,300             QUALCOMM, Inc.                                                                (95,772)
                                                                                                ------------
                         Total Securities Sold, Not Yet Purchased
                            (Proceeds $16,941,830)+                                             $(17,952,385)
                                                                                                ============

     + Aggregate cost for Federal income tax purposes is $(16,491,048).

                  The aggregate gross unrealized appreciation (depreciation) for Federal income tax purposes for all securities sold, not yet purchased is as follows:

                    Excess of value over cost                                                    $   472,637
                    Excess of cost over value                                                     (1,933,974)
                                                                                                 -----------
                                                                                                 $(1,461,337)
                                                                                                ============


   The accompanying notes are an integral part of these financial statements.

                     Advantage Advisers Multi Sector Fund I

                           Schedule of Written Options

                                                                                                 September 30,
                                                                                                     2003
  Contracts                                                                                      Market Value
  ---------                                                                                    -----------------
                    Written Call Options -- (0.03%)
                      Finance - Credit Card -- (0.00%)
           29           Capital One Financial Corp., 12/20/03, $65.00                               $ (4,640)
                                                                                                    --------
                      Multi-line Insurance -- (0.01%)
           65           PartnerRe, Ltd., 11/22/03, $50.00                                            (16,250)
                                                                                                    --------
                      Property/Casualty Insurance -- (0.01%)
           21           XL Capital, Ltd., 11/22/03, $80.00                                            (5,460)
                                                                                                    --------
                      Therapeutics -- (0.01%)
          119           ILEX Oncology, Inc., 11/22/03, $20.00                                         (6,545)
           14           United Therapeutics Corp., 11/22/03, $25.00                                     (910)
                                                                                                    --------
                                                                                                      (7,455)
                                                                                                    --------
                             Total Written Call Options (Premiums $46,804)                          $(33,805)
                                                                                                    --------

                    Written Put Options -- (0.09%)
                      Commercial Banks - Southern U.S. -- (0.01%)
          327           National Commerce Financial Corp., 10/18/03, $22.50                         $ (8,175)
                                                                                                    --------
                      Fiduciary Banks -- (0.01%)
           62           Mellon Financial Corp., 12/20/03, $30.00                                      (9,920)
                                                                                                    --------
                      Finance - Credit Card -- (0.01%)
           37           Capital One Financial Corp., 12/20/03, $55.00                                (13,320)
                                                                                                    --------
                      Finance - Investment Banker / Broker -- 0.00%
           48           Citigroup, Inc., 12/20/03, $40.00                                             (3,840)
                                                                                                    --------
                      Finance - Mortgage Loan / Banker -- (0.01%)
           61           Countrywide Financial Corp., 10/18/03, $65.00                                 (1,525)
           32           Countrywide Financial Corp., 10/18/03, $75.00                                 (3,200)
                                                                                                    --------
                                                                                                      (4,725)
                                                                                                    --------
                      Insurance Brokers -- 0.00%
           61           Willis Group Holdings, Ltd., 10/18/03, $30.00                                 (3,965)
                                                                                                    --------


   The accompanying notes are an integral part of these financial statements.

                   Schedule of Written Options -- (concluded)

                                                                                                 September 30,
                                                                                                     2003
  Contracts                                                                                      Market Value
  ---------                                                                                   ------------------
                    Written Put Options -- (continued)
                      Super-Regional Banks - U.S. -- (0.05%)
           48            Bank of America Corp. 11/22/03, $75.00                                    $  (6,480)
           47            Bank of America Corp. 11/22/03, $80.00                                      (16,450)
           55            National City Corp., 10/18/03, $32.50                                       (19,250)
           61            SunTrust Banks, Inc., 10/18/03, $60.00                                       (5,490)
           88            Wachovia Corp., 10/18/03, $42.50                                            (14,960)
           39            Wells Fargo & co., 10/18/03, $50.00                                          (1,755)
                                                                                                   ---------
                                                                                                     (64,385)
                                                                                                   ---------

                           Total Written Put Options (Premiums $152,864)                           $(108,330)
                                                                                                   =========

                           Total Written Put Options (Premiums $199,668)+                          $(142,135)
                                                                                                   =========

        +         Aggregate cost for Federal income tax purposes is $199,668.

                  The aggregate gross unrealized appreciation (depreciation) for Federal income tax purposes for all written options is as follows:

                        Excess of value over cost                                                  $  83,910

                        Excess of cost over value                                                    (26,377)
                                                                                                   ---------
                                                                                                   $  57,533
                                                                                                   =========


   The accompanying notes are an integral part of these financial statements.